UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08134

Eaton Vance Municipals Trust II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 31

Date of Fiscal Year End

January 31, 2020

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

High Yield Municipal Income Fund

Annual Report

January 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2020

Eaton Vance

High Yield Municipal Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	31

Federal Tax Information	32

Management and Organization	33

Important Notices	36

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended January 31, 2020, was marked by strong performance across the municipal bond market, with the Bloomberg Barclays Municipal Bond Index (the Index),2 a broad measure of the asset class, returning 8.65%. The municipal bond yield curve9 experienced a so-called “bull market flattening”, where rates declined across the curve, but more so toward the long end of the curve. With investors searching for yield in a low-rate environment, lower rated7 bonds generally outperformed higher rated bonds, while longer duration10 issues outperformed shorter duration issues.

As the period opened on February 1, 2019, investors were concerned about a growing U.S.-China trade war. Following its December 19, 2018 federal funds rate hike — the last one on record — the U.S. Federal Reserve (the Fed) lowered its projected number of rate increases for 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income securities over stocks, initiating a bond rally that pushed longer term bond prices up and yields down.

The fixed-income rally continued through the spring and summer of 2019, propelled by lower-than-desired inflation, low European interest rates, on-again/off-again trade-conflict rhetoric, and Fed comments in March that were more dovish than the market had expected — leading many investors to conclude that further rate hikes were off the table for 2019. After holding interest rates steady through the first half of the period, the Fed cut the federal funds rate for the first time in over a decade on July 31, 2019, followed by two more rate cuts in September and October to end the period at 1.50%-1.75%.

In the middle and long portions of the yield curve — where rates are influenced more by the market than the Fed — rates bottomed at the beginning of September. From September 3 through the end of December, U.S. and European interest rates trended modestly upward, amid better-than-expected U.S. employment reports and cautious optimism about a U.S.-China trade détente.

Two events in the final month of the period, January 2020, raised investor concerns and led to a renewed “flight to quality” that revived the bond market rally. On January 2, the assassination of Iran’s top military commander by a U.S. drone strike briefly raised the specter of a U.S.-Iran military conflict. More lasting was the effect of the coronavirus outbreak in China, which threatened to slow global economic growth for possibly months.

Within the municipal bond market, technical factors amplified the price rally during the period. The 2017 tax law changes resulted in a combination of lower supply of new municipal issues and increased demand from high-income investors in high-tax states who had seen their tax bills rise under the revised code.

Fund Performance

For the 12-month period ended January 31, 2020, Eaton Vance High Yield Municipal Income Fund (the Fund) returned 10.55% for Class A shares at net asset value (NAV), outperforming the 8.65% return of the Fund’s benchmark, the Index.

The Fund primarily invests in high yield municipal obligations — defined as securities rated BBB and below — whereas the Index, reflecting the broad municipal market, had a significantly smaller weight in BBB-rated and below-investment-grade issues throughout the period.

As interest rates declined during the period in an already low-rate environment, high yield municipal bonds experienced increased demand from investors searching for yield. This led to strong inflows into high yield municipal funds and put upward pressure on high yield bond prices. As a result, high yield municipal bonds generally outperformed investment-grade municipal bonds during the period.

The Fund may seek to enhance tax-exempt income through the use of leveraged investments by purchasing residual interest bonds.6 Leverage has the effect of magnifying the Fund’s exposure to its underlying investments in both up and down markets. During this period of strong performance by high yield municipal bonds, leverage contributed to performance relative to the Index, which does not employ leverage.

Additional contributors to performance versus the Index included an overweight position, relative to the Index, in Illinois bonds; security selection and an overweight position in BBB-rated bonds; and security selection and an overweight position in bonds with 17 or more years remaining to maturity, during a period when longer maturity bonds in general outperformed shorter maturity bonds.

In contrast, detractors from Fund performance relative to the Index included an overweight position in prefunded, or escrowed, bonds; security selection in the water and sewer sector; and the Fund’s hedging strategy, which uses Treasury futures to mitigate interest rate volatility. As a risk-management tactic within the Fund’s overall strategy, interest rate hedging is intended to moderate performance in both up and down markets. During a period when the Fund delivered positive returns, the Fund’s hedging strategy mitigated some of that upside performance and, thus, detracted from overall Fund results relative to the unhedged Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/07/1995	08/07/1995	10.55%	4.81%	6.53%
Class A with 4.75% Maximum Sales Charge	—	—	5.31	3.80	6.02
Class C at NAV	06/18/1997	08/07/1995	9.80	4.06	5.75
Class C with 1% Maximum Sales Charge	—	—	8.80	4.06	5.75
Class I at NAV	05/09/2007	08/07/1995	10.81	5.09	6.79
Bloomberg Barclays Municipal Bond Index	—	—	8.65%	3.53%	4.47%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.96%	1.71%	0.71%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			3.48%	2.72%	3.72%
Taxable-Equivalent Distribution Rate			5.88	4.59	6.28
SEC 30-day Yield			1.64	0.98	1.96
Taxable-Equivalent SEC 30-day Yield			2.76	1.66	3.32

% Total Leverage[6]
Residual Interest Bond (RIB) Financing					5.88%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	01/31/2010	$17,492	N.A.
Class I	$250,000	01/31/2010	$482,353	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099- DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

[9]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

[10]

Duration is a measure of the expected change in price of a bond —in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 – January 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/19)	Ending Account Value (1/31/20)	Expenses Paid During Period* (8/1/19 – 1/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,038.30	$4.42	0.86%
Class C	$1,000.00	$1,035.10	$8.26	1.61%
Class I	$1,000.00	$1,040.70	$3.14	0.61%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$4.38	0.86%
Class C	$1,000.00	$1,017.10	$8.19	1.61%
Class I	$1,000.00	$1,022.10	$3.11	0.61%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2019.

6

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Portfolio of Investments

Tax-Exempt Municipal Securities — 98.5%
Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(1)

Northampton County Industrial Development Authority, PA, (Northampton Generating), (AMT), 5.00%, 12/31/23(2)	$567	$141,796

		$141,796

Education — 3.7%

Arizona Industrial Development Authority, (Doral Academy of Nevada), 5.00%, 7/15/39(3)	$1,270	$1,420,393

California Educational Facilities Authority, (Art Center College of Design), 5.00%, 12/1/44	3,000	3,683,850

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/34	1,225	1,526,656

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/36	1,250	1,549,563

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/38	1,500	1,847,444

Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.), 5.375%, 6/15/38(3)	545	619,365

Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.), 5.375%, 6/15/48(3)	1,020	1,140,340

District of Columbia, (District of Columbia International School), 5.00%, 7/1/39	710	876,722

District of Columbia, (District of Columbia International School), 5.00%, 7/1/49	700	846,923

District of Columbia, (KIPP DC), 4.00%, 7/1/39	280	315,255

District of Columbia, (KIPP DC), 4.00%, 7/1/44	270	300,156

District of Columbia, (KIPP DC), 4.00%, 7/1/49	385	425,517

District of Columbia, (Rocketship DC Obligated Group), 5.00%, 6/1/49(3)	2,100	2,279,277

Dutchess County Local Development Corp., NY, (Culinary Institute of America), 5.00%, 7/1/33	200	236,782

Dutchess County Local Development Corp., NY, (Culinary Institute of America), 5.00%, 7/1/34	240	283,994

Dutchess County Local Development Corp., NY, (Culinary Institute of America), 5.00%, 7/1/41	400	465,004

Florida Higher Educational Facilities Financing Authority, (Jacksonville University), 5.00%, 6/1/48(3)	750	849,705

Forest Grove, OR, (Pacific University), 5.00%, 5/1/40	1,070	1,134,189

Massachusetts Development Finance Agency, (Tufts University), (SPA: U.S. Bank, N.A.), 1.06%, 8/15/48(4)	2,000	2,000,000

Massachusetts Development Finance Agency, (Wentworth Institute of Technology), 5.00%, 10/1/46	4,000	4,646,360

Michigan State University, 5.00%, 2/15/44	3,750	4,692,038

Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,325	1,421,460

Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/35	1,000	1,172,020

Security	Principal Amount (000’s omitted)	Value

Education (continued)

Public Finance Authority, WI, (North Carolina Leadership Academy), 4.00%, 6/15/29(3)	$165	$176,464

Public Finance Authority, WI, (North Carolina Leadership Academy), 5.00%, 6/15/39(3)	205	222,519

Public Finance Authority, WI, (North Carolina Leadership Academy), 5.00%, 6/15/49(3)	260	279,456

Romeoville, IL, (Lewis University), 5.00%, 10/1/27	1,000	1,138,600

Romeoville, IL, (Lewis University), 5.00%, 10/1/29	1,000	1,131,580

Romeoville, IL, (Lewis University), 5.00%, 10/1/30	1,000	1,127,320

Romeoville, IL, (Lewis University), 5.00%, 10/1/35	2,000	2,226,380

University of California, 5.00%, 5/15/38(5)	10,000	11,244,600

Wisconsin Health and Educational Facilities Authority, (Hmong American Peace Academy, Ltd.), 4.00%, 3/15/40(6)	750	842,633

Wisconsin Health and Educational Facilities Authority, (Hmong American Peace Academy, Ltd.), 5.00%, 3/15/50(6)	1,170	1,423,551

		$53,546,116

Electric Utilities — 3.0%

Apache County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.50%, 3/1/30	$3,845	$4,048,823

Arkansas River Power Authority, CO, 5.00%, 10/1/31	1,500	1,849,470

Arkansas River Power Authority, CO, 5.00%, 10/1/32	1,500	1,844,160

Arkansas River Power Authority, CO, 5.00%, 10/1/38	2,825	3,417,064

Burke County Development Authority, GA, (Oglethorpe Power Corp.), 4.125%, 11/1/45	15,890	17,468,830

Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 3.20%, 7/1/39	4,340	4,526,360

Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), (AMT), 4.00%, 3/1/37	7,500	8,229,600

Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.00%, 9/1/29	1,520	1,617,006

Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 5.25%, 10/1/40	210	215,074

Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	210	213,314

		$43,429,701

Escrowed / Prerefunded — 2.6%

Dawson Ridge Metropolitan District No. 1, CO, Escrowed to Maturity, 0.00%, 10/1/22	$3,500	$3,406,620

Hawaii Department of Budget and Finance, (Hawaii Pacific Health Obligated Group), Prerefunded to 7/1/20, 5.50%, 7/1/40	6,555	6,676,726

Johnson City Health and Educational Facilities Board, TN, (Mountain States Health Alliance), Prerefunded to 7/1/20, 6.00%, 7/1/38	3,335	3,403,701

7	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Martin County Health Facilities Authority, FL, (Martin Memorial Medical Center), Prerefunded to 11/15/24, 4.25%, 11/15/41	$3,940	$4,528,281

Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 6.75%, 1/1/36	1,205	1,269,299

Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 6.75%, 1/1/36	800	842,688

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	150	155,574

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	195	202,162

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.45%, 12/1/35	1,125	1,167,728

Southwestern Illinois Development Authority, (Memorial Group, Inc.), Prerefunded to 11/1/23, 7.25%, 11/1/33	1,455	1,788,122

Washington, Prerefunded to 2/1/21, 5.25%, 2/1/36(5)	10,000	10,431,500

Will County Community Unit School District No. 365-U, IL, (Valley View), Prerefunded to 11/1/21, 5.75%, 11/1/32	3,855	4,179,437

		$38,051,838

General Obligations — 5.4%

California, 5.00%, 4/1/33	$3,000	$3,944,040

Centennial Independent School District No. 12, Circle Pines, MN, 0.00%, 2/1/31	1,225	896,112

Centennial Independent School District No. 12, Circle Pines, MN, 0.00%, 2/1/33	1,500	993,945

Chicago Board of Education, IL, 5.00%, 12/1/21	790	834,540

Chicago Board of Education, IL, 5.00%, 12/1/26	1,595	1,899,836

Chicago Board of Education, IL, 5.00%, 12/1/46	9,935	11,604,577

Chicago Board of Education, IL, 5.00%, 12/1/46	1,875	2,038,950

Chicago, IL, 5.00%, 1/1/40	2,000	2,373,040

Detroit, MI, 5.00%, 4/1/30	1,400	1,634,514

Detroit, MI, 5.00%, 4/1/31	865	1,005,519

Illinois, 4.00%, 6/1/33	8,000	8,682,080

Illinois, 5.00%, 11/1/30	7,200	8,437,392

Illinois, 5.00%, 5/1/33	9,480	11,305,090

Illinois, 5.00%, 5/1/35	3,500	3,865,995

Illinois, 5.00%, 5/1/39	8,165	9,587,098

Illinois, 5.25%, 7/1/30	2,800	3,080,280

New York, NY, (SPA: State Street Bank and Trust Co.), 1.15%, 4/1/36(4)	50	50,000

Sherwood School District No. 88J, OR, 0.00%, 6/15/37	3,630	1,984,630

Will and Cook Counties Community High School District No. 210, IL, 0.00%, 1/1/27	60	51,156

Will and Cook Counties Community High School District No. 210, IL, 3.375%, 1/1/33	450	453,411

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Will and Cook Counties Community High School District No. 210, IL, 5.00%, 1/1/28	$3,500	$3,767,540

		$78,489,745

Hospital — 12.4%

Arizona Industrial Development Authority, (Phoenix Children’s Hospital), (LOC: JPMorgan Chase Bank, N.A.), 1.18%, 2/1/48(4)	$3,430	$3,430,000

Arkansas Development Finance Authority, (Washington Regional Medical Center), 5.00%, 2/1/33	2,200	2,522,960

Brookhaven Development Authority, GA, (Children’s Healthcare of Atlanta), 4.00%, 7/1/44	4,500	5,159,970

California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/35	250	280,855

California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/40	550	612,739

California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/44	500	554,175

California Public Finance Authority, (Henry Mayo Newhall Hospital), 5.00%, 10/15/37	1,000	1,160,900

California Statewide Communities Development Authority, (Methodist Hospital of Southern California), 5.00%, 1/1/48	2,400	2,845,752

Camden County Improvement Authority, NJ, (Cooper Health System), 5.00%, 2/15/29	1,000	1,131,230

Camden County Improvement Authority, NJ, (Cooper Health System), 5.00%, 2/15/32	2,000	2,247,500

Colorado Health Facilities Authority, (CommonSpirit Health), 4.00%, 8/1/44	1,810	2,027,996

Crawford County Hospital Authority, PA, (Meadville Medical Center), 6.00%, 6/1/46	3,175	3,673,221

Cuyahoga County, OH, (The MetroHealth System), 5.00%, 2/15/31	1,500	1,781,025

Cuyahoga County, OH, (The MetroHealth System), 5.00%, 2/15/32	1,500	1,777,260

Decatur Hospital Authority, TX, (Wise Regional Health System), 5.00%, 9/1/34	1,625	1,816,051

Decatur Hospital Authority, TX, (Wise Regional Health System), 5.25%, 9/1/29	1,675	1,910,689

Decatur Hospital Authority, TX, (Wise Regional Health System), 5.25%, 9/1/44	8,880	9,826,253

Doylestown Hospital Authority, PA, (Doylestown Health), 4.00%, 7/1/45	315	337,066

Escambia County Health Facilities Authority, FL, (Baptist Health Care Corp. Obligated Group), 4.00%, 8/15/45(6)	2,610	2,921,060

Illinois Finance Authority, (Presence Health Network), 3.75%, 2/15/34	2,965	3,266,570

Indiana County Hospital Authority, PA, (Indiana Regional Medical Center), 5.50%, 6/1/29	710	772,892

8	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Indiana County Hospital Authority, PA, (Indiana Regional Medical Center), 6.00%, 6/1/39	$3,805	$4,171,383

Jefferson County Civic Facility Development Corp., NY, (Samaritan Medical Center), 5.00%, 11/1/37	4,385	5,200,259

Massachusetts Development Finance Agency, (Atrius Health), 4.00%, 6/1/49	14,110	15,318,522

Massachusetts Development Finance Agency, (Atrius Health), 5.00%, 6/1/39	925	1,136,344

Massachusetts Development Finance Agency, (Wellforce), 4.00%, 7/1/44	1,500	1,652,130

Massachusetts Development Finance Agency, (Wellforce), 5.00%, 7/1/44	4,000	4,811,600

Montgomery County Higher Education and Health Authority, PA, (Holy Redeemer Health System), 5.00%, 10/1/40	1,120	1,262,587

Muskingum County, OH, (Genesis HealthCare System Obligated Group), 5.00%, 2/15/33	2,775	3,017,369

New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.00%, 7/1/39	110	127,482

New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 3.00%, 7/1/34	5,000	5,411,850

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/32(3)	1,000	1,199,960

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/33(3)	2,000	2,395,480

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/34(3)	3,900	4,662,060

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/35(3)	1,000	1,191,850

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/40(3)	2,300	2,621,862

Ohio Higher Educational Facility Commission, (Cleveland Clinic Health System), (SPA: Barclays Bank PLC), 1.15%, 1/1/43(4)	5,750	5,750,000

Ohio Higher Educational Facility Commission, (Cleveland Clinic Health System), (SPA: U.S. Bank, N.A.), 1.13%, 1/1/39(4)	4,100	4,100,000

Ohio, (Cleveland Clinic Health System), (SPA: PNC Bank, N.A.), 1.15%, 1/1/52(4)	6,900	6,900,000

Oklahoma Development Finance Authority, (OU Medicine), 5.00%, 8/15/38	1,025	1,238,241

Oklahoma Development Finance Authority, (OU Medicine), 5.25%, 8/15/43	14,865	18,042,096

Oroville, CA, (Oroville Hospital), 5.25%, 4/1/39	2,500	3,070,650

Palm Beach County Health Facilities Authority, FL, (Baptist Health South Florida Obligated Group), 3.00%, 8/15/44	3,250	3,314,025

Palm Beach County Health Facilities Authority, FL, (BRRH Corp. Obligated Group), Prerefunded to 12/1/24, 5.00%, 12/1/31	6,250	7,411,688

Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/35	3,100	3,415,363

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.75%, 12/1/32	$4,050	$4,424,544

Tarrant County Cultural Education Facilities Finance Corp., TX, (Cook Children’s Medical Center), 5.25%, 12/1/39(5)	7,000	7,984,410

Ward County, ND, (Trinity Obligated Group), 5.00%, 6/1/38	2,500	2,925,425

West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	2,580	2,875,023

Yavapai County Industrial Development Authority, AZ, (Yavapai Regional Medical Center), 5.25%, 8/1/33	2,500	2,834,500

		$178,522,867

Housing — 1.3%

East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/34	$750	$846,045

East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/39	1,250	1,398,462

Michigan Housing Development Authority, 3.00%, 10/1/39	980	1,015,672

Michigan Housing Development Authority, 3.25%, 10/1/44	1,045	1,088,577

Michigan Housing Development Authority, 3.35%, 10/1/49	1,515	1,572,873

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I, LLC - Texas A&M University), 5.00%, 4/1/34	3,885	4,096,888

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I, LLC - Texas A&M University), 5.00%, 4/1/39	3,500	3,665,235

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Stephenville III, LLC - Tarleton State University), 5.00%, 4/1/30	800	895,864

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Stephenville III, LLC - Tarleton State University), 5.00%, 4/1/35	1,000	1,109,070

Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(7)	860	860,000

Texas Student Housing Corp., (University of North Texas), 11.00%, 7/1/31(7)	2,000	2,000,000

		$18,548,686

Industrial Development Revenue — 8.5%

Arkansas Development Finance Authority, (Big River Steel LLC), (AMT), 4.50%, 9/1/49(3)	$4,000	$4,319,560

Clayton County Development Authority, GA, (Delta Air Lines, Inc.), 8.75%, 6/1/29	1,180	1,208,709

Denver City and County, CO, (United Airlines), (AMT), 5.00%, 10/1/32	1,890	2,078,546

Essex County Improvement Authority, NJ, (Covanta), (AMT), 5.25%, 7/1/45(3)	7,175	7,284,562

Florida Development Finance Corp., (Waste Pro USA, Inc.), (AMT), 5.00%, 5/1/29(3)	795	883,698

9	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)

Florida Development Finance Corp., (Waste Pro USA, Inc.), (AMT), 5.00% to 8/1/22 (Put Date), 8/1/29(3)	$2,250	$2,409,300

Louisiana Public Facilities Authority, (Cleco Power LLC), 4.25%, 12/1/38	8,750	9,159,588

Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35(3)	1,880	2,151,472

Maricopa County Pollution Control Corp., AZ, (El Paso Electric Co.), 4.50%, 8/1/42	6,500	6,801,405

Maryland Economic Development Corp., (AFCO Cargo), (AMT), 3.50%, 7/1/24(3)	1,575	1,633,858

Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), Series 2008-1, 4.00%, 6/1/30	1,000	1,073,480

Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), Series 2008-2, 4.00%, 6/1/30	6,155	6,607,269

Mississippi Business Finance Corp., (Waste Pro USA, Inc.), (AMT), 5.00% to 8/1/22 (Put Date), 2/1/36(3)	1,500	1,606,200

National Finance Authority, NH, (Covanta), 4.625%, 11/1/42(3)	6,335	6,693,371

National Finance Authority, NH, (Covanta), (AMT), 4.875%, 11/1/42(3)	6,965	7,415,148

New Hampshire Business Finance Authority, (Casella Waste Systems, Inc.), (AMT), 2.95%, 4/1/29(3)	480	487,714

New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	8,285	9,063,624

New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.50%, 6/1/33	4,375	4,900,963

New Jersey Economic Development Authority, (Continental Airlines), Series 2000A, (AMT), 5.625%, 11/15/30	760	877,108

New Jersey Economic Development Authority, (Continental Airlines), Series 2000B, (AMT), 5.625%, 11/15/30	1,285	1,483,006

New Jersey Economic Development Authority, (Middlesex Water Co.), (AMT), 4.00%, 8/1/59	1,520	1,678,475

New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 2.20%, 10/1/39	5,100	5,241,627

New York State Environmental Facilities Corp., (Casella Waste Systems, Inc.), (AMT), 3.125% to 6/1/26 (Put Date), 12/1/44(3)	5,500	5,722,750

Ohio Air Quality Development Authority, (Pratt Paper, LLC), (AMT), 4.25%, 1/15/38(3)	1,000	1,123,110

Phenix City Industrial Development Board, AL, (MeadWestvaco Coated Board), (AMT), 4.125%, 5/15/35	13,570	14,012,925

Public Finance Authority, WI, (Celanese Corp.), (AMT), 4.30%, 11/1/30	5,000	5,504,800

Rockdale County Development Authority, GA, (Pratt Paper, LLC), (AMT), 4.00%, 1/1/38(3)	1,340	1,480,352

Selma Industrial Development Board, AL, (International Paper Co.), 5.80%, 5/1/34	4,230	4,275,769

Tuscaloosa County Industrial Development Authority, AL, (Hunt Refining Co.), 4.50%, 5/1/32(3)	1,440	1,633,046

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)

Tuscaloosa County Industrial Development Authority, AL, (Hunt Refining Co.), 5.25%, 5/1/44(3)	$1,280	$1,498,483

Vermont Economic Development Authority, (Casella Waste Systems, Inc.), (AMT), 4.625% to 4/3/28 (Put Date), 4/1/36(3)	475	545,329

Virginia Small Business Financing Authority, (Covanta), (AMT), 5.00% to 7/1/38 (Put Date), 1/1/48(3)	1,440	1,535,011

		$122,390,258

Insured – General Obligations — 1.9%

Atlantic City, NJ, (AGM), 4.00%, 3/1/42	$480	$528,547

Atlantic City, NJ, (BAM), 5.00%, 3/1/42	1,250	1,475,000

Chicago Board of Education, IL, (AGM), 5.00%, 12/1/26	500	604,290

Irvington Township, NJ, (AGM), 5.00%, 7/15/32	1,000	1,149,550

McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/31	3,175	3,547,745

McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/32	1,215	1,357,276

McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/33	1,405	1,568,303

McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 7/1/34	2,810	3,135,061

North Las Vegas, NV, (AGM), 4.00%, 6/1/36	5,055	5,738,335

Oyster Bay, NY, (AGM), 4.00%, 8/1/31	2,240	2,378,522

Proviso Township High School District No. 209, IL, (AGM), 4.00%, 12/1/38	5,000	5,561,100

		$27,043,729

Insured – Hospital — 0.5%

Toledo Hospital (The), (AGM), 5.75%, 11/15/38	$6,150	$7,361,504

		$7,361,504

Insured – Other Revenue — 1.9%

Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$12,700	$8,102,219

Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/26	9,395	8,148,190

Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/28	9,600	7,820,640

Harris County-Houston Sports Authority, TX, (NPFG), Escrowed to Maturity, 0.00%, 11/15/26	1,115	1,014,360

Harris County-Houston Sports Authority, TX, (NPFG), Escrowed to Maturity, 0.00%, 11/15/28	400	348,676

New York City Industrial Development Agency, NY, (Yankee Stadium), (AGC), 0.00%, 3/1/34	3,500	2,500,715

		$27,934,800

10	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 2.1%

Illinois Sports Facilities Authority, (AMBAC), 0.00%, 6/15/25	$750	$677,910

Illinois Sports Facilities Authority, (AMBAC), 0.00%, 6/15/26	2,380	2,098,850

Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, 10/1/39	14,500	21,287,160

Tolomato Community Development District, FL, (AGM), 3.75%, 5/1/39	2,520	2,746,447

Tolomato Community Development District, FL, (AGM), 3.75%, 5/1/40	3,005	3,269,230

		$30,079,597

Insured – Transportation — 5.4%

Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/32	$1,500	$1,681,215

Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/33	650	728,331

Chicago, IL, (O’Hare International Airport), (AGM), 5.50%, 1/1/43	1,355	1,518,833

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/33	15,000	7,134,750

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/34	20,000	8,988,800

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	6,665	3,351,762

Foothill/Eastern Transportation Corridor Agency, CA, (AGM), 5.625%, (0.00% until 1/15/24), 1/15/32	1,955	2,220,235

Kansas City Industrial Development Authority, MO, (Kansas City International Airport Terminal Modernization), (AGM), (AMT), 5.00%, 3/1/49	19,800	24,177,384

New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AGM), (AMT), 5.125%, 7/1/42	1,805	2,023,965

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AGM), (AMT), 4.00%, 7/1/37	3,000	3,286,500

North Texas Tollway Authority, (AGC), 6.20%, 1/1/42	10,000	12,290,600

Ohio, (Portsmouth Gateway Group, LLC), (AGM), (AMT), 5.00%, 12/31/27	1,150	1,357,023

Ohio, (Portsmouth Gateway Group, LLC), (AGM), (AMT), 5.00%, 12/31/28	1,600	1,882,864

Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/30	9,440	7,627,992

		$78,270,254

Insured – Water and Sewer — 0.6%

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/27	$2,155	$1,662,884

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/28	3,965	2,856,109

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/29	3,035	2,035,908

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/30	2,580	1,610,720

		$8,165,621

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation — 2.2%

Charleston Educational Excellence Financing Corp., SC, (Charleston County School District), 5.00%, 12/1/29(5)	$10,875	$12,457,530

Hudson Yards Infrastructure Corp., NY, 4.00%, 2/15/44	4,460	5,069,816

Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	945	989,604

Hudson Yards Infrastructure Corp., NY, Prerefunded to 2/15/21, 5.75%, 2/15/47	1,535	1,612,978

New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/43	10,000	11,878,100

		$32,008,028

Nursing Home — 0.0%(1)

Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	$570	$578,955

		$578,955

Other Revenue — 3.0%

Austin Convention Enterprises, Inc., TX, (Convention Center Hotel), 5.00%, 1/1/31	$500	$593,475

Austin Convention Enterprises, Inc., TX, (Convention Center Hotel), 5.00%, 1/1/32	500	592,850

Austin Convention Enterprises, Inc., TX, (Convention Center Hotel), 5.00%, 1/1/33	600	709,236

Austin Convention Enterprises, Inc., TX, (Convention Center Hotel), 5.00%, 1/1/34	500	589,685

Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/32	250	171,572

Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/33	3,300	2,181,498

Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/46	7,700	2,956,030

Build NYC Resource Corp., NY, (YMCA of Greater New York), 4.00%, 8/1/31	650	715,741

Build NYC Resource Corp., NY, (YMCA of Greater New York), 4.00%, 8/1/36	875	953,269

Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(7)	6,250	1,125,000

Cleveland-Cuyahoga County Port Authority, OH, (Playhouse Square Foundation), 5.25%, 12/1/38	430	506,334

Cleveland-Cuyahoga County Port Authority, OH, (Playhouse Square Foundation), 5.50%, 12/1/43	285	337,443

Cleveland-Cuyahoga County Port Authority, OH, (Playhouse Square Foundation), 5.50%, 12/1/53	1,490	1,751,599

Kalispel Tribe of Indians, WA, 5.25%, 1/1/38(3)	1,260	1,465,947

Morongo Band of Mission Indians, CA, 5.00%, 10/1/42(3)	2,040	2,372,663

New York City Transitional Finance Authority, NY, (Building Aid), 5.00%, 7/15/37(5)	10,000	11,782,000

Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	5,105	7,081,503

11	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	$1,860	$2,041,387

White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(3)	5,210	5,214,064

Will and Kankakee Counties Community Unit School District No. 255-U, IL, 4.00%, 6/1/30	700	764,078

		$43,905,374

Senior Living / Life Care — 10.8%

Albemarle County Economic Development Authority, VA, (Westminster-Canterbury of the Blue Ridge), 5.00%, 1/1/42	$1,350	$1,409,670

Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/37	7,945	8,717,095

Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/38	1,000	1,166,320

Centerville, OH, (Graceworks Lutheran Services), 5.25%, 11/1/37	3,250	3,703,407

Centerville, OH, (Graceworks Lutheran Services), 5.25%, 11/1/47	3,190	3,577,043

Clackamas County Hospital Facility Authority, OR, (Mary’s Woods at Marylhurst), 5.00%, 5/15/48	425	473,692

Colorado Health Facilities Authority, (Christian Living Neighborhoods), 5.00%, 1/1/38	1,210	1,395,614

Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/33	5,000	5,429,200

Colorado Health Facilities Authority, (Frasier Meadows Retirement Community), 5.25%, 5/15/37	750	868,628

Connecticut Health and Educational Facilities Authority, (Church Home of Hartford, Inc.), 5.00%, 9/1/46(3)	1,000	1,098,480

Delaware Economic Development Authority, (ACTS Retirement-Life Communities, Inc. Obligated Group), 5.00%, 11/15/48	1,250	1,453,913

District of Columbia, (Ingleside at Rock Creek), 3.875%, 7/1/24	1,655	1,655,364

District of Columbia, (Ingleside at Rock Creek), 5.00%, 7/1/32	600	658,140

Franklin County Industrial Development Authority, PA, (Menno-Haven, Inc.), 5.00%, 12/1/38	1,000	1,107,950

Hanover County Economic Development Authority, VA, (Covenant Woods), 5.00%, 7/1/38	125	137,658

Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 5.75%, 1/1/28	415	461,115

Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 6.375%, 1/1/33	655	734,569

Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.125%, 11/15/32	525	582,330

Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.25%, 11/15/37	480	531,322

Howard County, MD, (Vantage House), 5.00%, 4/1/36	1,725	1,905,901

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Illinois Finance Authority, (Plymouth Place, Inc.), 5.00%, 5/15/37	$1,000	$1,078,700

Indiana Finance Authority, (Marquette), 5.00%, 3/1/39	1,000	1,046,530

Iowa Finance Authority, (Lifespace Communities, Inc.), 4.125%, 5/15/38	1,500	1,610,430

Iowa Finance Authority, (Lifespace Communities, Inc.), 5.00%, 5/15/43	3,250	3,692,682

Iowa Finance Authority, (Lifespace Communities, Inc.), 5.00%, 5/15/55	2,095	2,367,622

Lancaster County Hospital Authority, PA, (Brethren Village), 5.25%, 7/1/41	1,000	1,113,300

Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.25%, 1/1/37	2,500	2,890,350

Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.00%, 11/15/33(3)	1,550	1,794,838

Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.00%, 11/15/38(3)	1,010	1,157,702

Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/37(3)	1,000	1,109,020

Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/47(3)	1,280	1,411,046

Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/57(3)	2,410	2,650,108

Massachusetts Development Finance Agency, (Orchard Cove, Inc.), 5.00%, 10/1/39	370	423,447

Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.00%, 2/15/36	400	401,584

Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.125%, 2/15/30	25	25,468

Missouri Health and Educational Facilities Authority, (Bethesda Health Group, Inc.), 5.00%, 8/1/40	1,300	1,420,029

Montgomery County Industrial Development Authority, PA, (Whitemarsh Continuing Care Retirement Community), 5.25%, 1/1/48	9,045	9,676,160

Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.125%, 10/1/34	2,500	2,734,950

Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.40%, 10/1/44	1,770	1,938,008

National Finance Authority, NH, (The Vista), 5.25%, 7/1/39(3)	585	641,932

National Finance Authority, NH, (The Vista), 5.625%, 7/1/46(3)	555	614,768

National Finance Authority, NH, (The Vista), 5.75%, 7/1/54(3)	1,745	1,936,200

New Hampshire Health and Education Facilities Authority, (Kendal at Hanover), 5.00%, 10/1/40	565	636,201

New Hampshire Health and Education Facilities Authority, (Kendal at Hanover), 5.00%, 10/1/46	1,000	1,119,700

New Hope Cultural Education Facilities Finance Corp., TX, (Longhorn Village), 5.00%, 1/1/37	6,320	6,953,959

12	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 5.00%, 7/1/29	$1,285	$1,402,552

Norfolk Redevelopment and Housing Authority, VA, (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge), 4.00%, 1/1/25	1,600	1,600,464

Norfolk Redevelopment and Housing Authority, VA, (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge), 4.375%, 1/1/39	1,250	1,346,725

Norfolk Redevelopment and Housing Authority, VA, (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge), 5.00%, 1/1/49	2,500	2,727,000

North Carolina Medical Care Commission, (Deerfield Episcopal Retirement Community, Inc.), 5.00%, 11/1/37	1,675	1,982,513

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/53	2,485	2,811,156

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/34	75	84,777

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/39	1,190	1,340,476

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.50%, 6/1/49	6,855	7,725,105

Public Finance Authority, WI, (Church Home of Hartford, Inc.), 5.00%, 9/1/30(3)	770	845,375

Saint Louis County Industrial Development Authority, MO, (Friendship Village of St. Louis), 5.00%, 9/1/38	1,250	1,416,838

Savannah Economic Development Authority, GA, (Marshes Skidaway Island Project), 7.00%, 1/1/34	3,000	3,372,150

South Carolina Jobs-Economic Development Authority, (South Carolina Episcopal Home at Still Hopes), 5.00%, 4/1/30	1,945	2,174,432

Tarrant County Cultural Education Facilities Finance Corp., TX, (MRC Stevenson Oaks), 10.00%, 3/15/23(3)	1,325	1,594,743

Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/34	2,130	2,353,671

Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/44	5,370	5,875,961

Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.00%, 12/1/32	450	479,075

Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.25%, 12/1/42	1,380	1,468,127

Tempe Industrial Development Authority, AZ, (Mirabella at ASU), 6.125%, 10/1/52(3)	2,850	3,294,742

Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 4.25%, 7/1/32	1,270	1,330,770

Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 4.50%, 7/1/42	1,270	1,327,036

Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/39	1,975	2,220,196

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Warren County, OH, (Otterbein Homes Obligated Group), 5.50%, 7/1/39	$500	$561,760

Washington Housing Finance Commission, (Bayview Manor Homes), 5.00%, 7/1/36(3)	1,500	1,643,400

Washington Housing Finance Commission, (Bayview Manor Homes), 5.00%, 7/1/46(3)	1,250	1,353,288

Washington Housing Finance Commission, (Horizon House), 5.00%, 1/1/43(3)	4,000	4,582,040

Washington Housing Finance Commission, (Horizon House), 5.00%, 1/1/48(3)	4,815	5,490,593

Washington Housing Finance Commission, (Transforming Age), 5.00%, 1/1/44(3)	1,385	1,539,109

Washington Housing Finance Commission, (Transforming Age), 5.00%, 1/1/49(3)	695	770,199

Wayzata, MN, (Folkestone Senior Living Community), 4.00%, 8/1/38	175	187,126

Wayzata, MN, (Folkestone Senior Living Community), 4.00%, 8/1/39	125	133,386

Wayzata, MN, (Folkestone Senior Living Community), 4.00%, 8/1/44	815	864,691

Westchester County Local Development Corp., NY, (Kendal on Hudson), 5.00%, 1/1/34	2,380	2,580,158

		$155,991,779

Special Tax Revenue — 5.8%

Aliso Viejo Community Facilities District No. 2005-01, CA, (Glenwood at Aliso Viejo), 5.00%, 9/1/38	$7,000	$7,914,480

Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	4,573	4,575,561

Irvine Community Facilities District No. 2013-3, CA, (Great Park), 5.00%, 9/1/39	2,000	2,247,420

Jurupa Public Financing Authority, CA, 5.00%, 9/1/33	600	701,868

Lakewood Ranch Stewardship District, FL, (Villages of Lakewood Ranch South), 5.00%, 5/1/36	4,515	4,854,528

Metropolitan Development and Housing Agency, TN, (Fifth + Broadway Development Project), 5.125%, 6/1/36(3)	900	1,022,175

Michigan Finance Authority, Detroit Financial Recovery Income Tax Revenue, 4.50%, 10/1/29	4,460	4,978,520

New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(7)	1,005	10

New River Community Development District, FL, (Capital Improvements), Series 2010A-1, 5.75%, 5/1/38	470	470,376

New River Community Development District, FL, (Capital Improvements), Series 2010A-2, 5.75%, 5/1/38	1,230	1,229,877

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 11/1/47	10,000	11,565,400

13	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

New York City Transitional Finance Authority, NY, Future Tax Revenue, (SPA: JPMorgan Chase Bank, N.A.), 1.18%, 8/1/42(4)	$6,750	$6,750,000

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/37(5)	10,000	11,812,500

New York State Urban Development Corp., Personal Income Tax Revenue, 4.00%, 3/15/47	8,685	9,978,717

Reno, NV, Sales Tax Revenue, 4.00%, 6/1/43	1,250	1,405,950

River Hall Community Development District, FL, (Capital Improvements), 5.45%, 5/1/36	2,510	2,524,458

South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/31	1,500	1,613,595

South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/33	1,000	1,074,090

South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/34	450	483,129

South Village Community Development District, FL, 3.50%, 5/1/32	805	868,555

South Village Community Development District, FL, 3.625%, 5/1/35	500	539,755

South Village Community Development District, FL, 3.75%, 5/1/38	1,020	1,099,958

South Village Community Development District, FL, 4.875%, 5/1/35	500	527,600

South Village Community Development District, FL, 5.00%, 5/1/38	100	105,752

Southern Hills Plantation I Community Development District, FL, Series A1, 5.80%, 5/1/35	1,138	1,133,962

Southern Hills Plantation I Community Development District, FL, Series A2, 5.80%, 5/1/35	830	757,765

Winter Garden Village at Fowler Groves Community Development District, FL, 4.125%, 5/1/37	3,405	3,536,807

		$83,772,808

Student Loan — 0.8%

Massachusetts Educational Financing Authority, (AMT), 3.625%, 7/1/32	$3,610	$3,783,858

New Jersey Higher Education Student Assistance Authority, (AMT), 4.00%, 12/1/30	4,330	4,746,286

New Jersey Higher Education Student Assistance Authority, (AMT), 4.75%, 12/1/43	2,765	2,961,232

		$11,491,376

Transportation — 24.0%

Austin, TX, Airport System Revenue, (AMT), 5.00%, 11/15/41	$2,000	$2,382,120

California Municipal Finance Authority, (LINXS Automated People Mover), (AMT), 5.00%, 12/31/36	1,740	2,129,360

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

California Municipal Finance Authority, (LINXS Automated People Mover), (AMT), 5.00%, 12/31/37	$760	$926,577

Central Texas Regional Mobility Authority, 5.00%, 1/1/35	1,100	1,292,412

Central Texas Regional Mobility Authority, Prerefunded to 1/1/21, 5.75%, 1/1/31	565	589,623

Central Texas Regional Mobility Authority, Series 2016, 5.00%, 1/1/40	2,375	2,792,192

Chesapeake Bay Bridge and Tunnel Commission, VA, 5.00%, 7/1/46	4,000	4,684,880

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/35	2,500	2,991,425

Chicago, IL, (O’Hare International Airport), (AMT), 4.375%, 1/1/40	2,500	2,744,600

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/25	2,555	2,829,867

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/26	2,170	2,401,496

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 7/1/33	500	607,595

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 7/1/38	1,500	1,799,640

Chicago, IL, (O’Hare International Airport), Series 2016C, 5.00%, 1/1/38	5,000	5,943,200

Colorado High Performance Transportation Enterprise, (U.S. 36 and I-25 Managed Lanes), (AMT), 5.75%, 1/1/44	2,500	2,714,750

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.25%, 11/1/29	7,000	7,999,320

Eagle County Air Terminal Corp., CO, (AMT), 5.00%, 5/1/37	1,000	1,185,680

Eagle County Air Terminal Corp., CO, (AMT), 5.00%, 5/1/41	4,940	5,801,437

Grand Parkway Transportation Corp., TX, 5.125%, 10/1/43	3,025	3,354,422

Illinois Toll Highway Authority, 4.00%, 1/1/44(5)	13,050	15,037,776

Illinois Toll Highway Authority, 5.00%, 1/1/40(5)	15,000	17,801,100

Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/28	2,690	1,810,693

Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/29	1,135	849,990

Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/30	500	347,655

Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/31	1,150	740,727

Maryland Economic Development Corp., (Transportation Facilities), 5.00%, 6/1/35	450	552,848

Memphis-Shelby County Airport Authority, TN, (AMT), 5.00%, 7/1/43	7,500	9,050,475

Metropolitan Nashville Airport Authority, TN, (AMT), 4.00%, 7/1/49	5,000	5,696,200

Metropolitan Transportation Authority, NY, Green Bonds, 0.00%, 11/15/32	575	433,395

14	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Metropolitan Transportation Authority, NY, Green Bonds, 0.00%, 11/15/33	$4,400	$3,217,412

Metropolitan Transportation Authority, NY, Green Bonds, 5.00%, 11/15/39	7,815	9,877,535

Mid-Bay Bridge Authority, FL, 5.00%, 10/1/30	2,050	2,397,393

Mid-Bay Bridge Authority, FL, 5.00%, 10/1/35	5,000	5,790,500

New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AMT), 5.125%, 1/1/34	5,000	5,621,000

New Jersey Transportation Trust Fund Authority, (Transportation Program), 5.00%, 6/15/38	13,000	15,644,330

New Jersey Transportation Trust Fund Authority, (Transportation Program), 5.00%, 6/15/44	3,200	3,796,160

New Jersey Turnpike Authority, 4.00%, 1/1/48	10,325	11,923,310

New Jersey Turnpike Authority, 5.00%, 1/1/48(5)	5,000	6,201,500

New Orleans Aviation Board, LA, (North Terminal Project), (AMT), 5.00%, 1/1/35	2,000	2,300,640

New Orleans Aviation Board, LA, (North Terminal Project), (AMT), 5.00%, 1/1/43	1,500	1,761,630

New York Thruway Authority, 3.00%, 1/1/46	16,000	16,461,440

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/41	7,500	8,563,500

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/46	6,345	7,205,319

Niagara Frontier Transportation Authority, NY, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/28	470	537,765

North East Texas Regional Mobility Authority, 5.00%, 1/1/41	5,250	6,043,537

North Texas Tollway Authority, Prerefunded to 9/1/21, 5.50%, 9/1/41(5)	10,000	10,714,400

Osceola County, FL, (Osceola Parkway), 5.00%, 10/1/44	2,000	2,479,660

Osceola County, FL, (Osceola Parkway), 5.00%, 10/1/49	2,500	3,076,975

Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	5,495	5,921,302

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	215	222,897

Port Authority of New York and New Jersey, 4.00%, 9/1/43	3,300	3,801,204

Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/33(5)	12,080	13,484,783

Port Authority of New York and New Jersey, (AMT), 4.00%, 9/15/43	3,640	4,095,619

Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37(5)	10,000	10,666,400

Port Authority of New York and New Jersey, (AMT), 5.00%, 10/15/35	4,050	4,945,738

Port of Seattle, WA, (AMT), 4.00%, 4/1/44	3,250	3,648,190

San Francisco City and County Airport Commission, CA, (San Francisco International Airport), (AMT), 5.00%, 5/1/45	4,000	4,973,480

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

San Joaquin Hills Transportation Corridor Agency, CA, 5.00%, 1/15/44	$10,000	$11,492,800

San Jose, CA, Airport Revenue, (AMT), 5.00%, 3/1/24	2,135	2,228,662

South Jersey Transportation Authority, 5.00%, 11/1/32	2,250	2,574,383

Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	3,685	3,771,155

Texas Private Activity Bond Surface Transportation Corp., (LBJ IH-635 Managed Lanes Project), 7.00%, 6/30/40	4,460	4,560,974

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 4.00%, 12/31/37	505	589,582

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 4.00%, 12/31/38	315	366,657

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 4.00%, 12/31/39	305	353,702

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 5.00%, 12/31/36	375	478,219

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Segment 3C), (AMT), 5.00%, 6/30/58	11,865	14,063,940

Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/37	5,000	5,740,900

Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/42	11,430	13,063,690

Texas Transportation Commission, (State Highway System), 0.00%, 8/1/36	550	308,176

Texas Transportation Commission, (State Highway System), 0.00%, 8/1/46	2,500	797,550

Virginia Small Business Financing Authority, (Transform 66 P3 Project), (AMT), 5.00%, 12/31/52	2,500	2,907,225

		$346,162,689

Water and Sewer — 2.6%

Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	$3,185	$3,467,573

Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	3,355	3,671,511

Detroit, MI, Water Supply System, 5.25%, 7/1/41	13,100	13,789,191

Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/33	1,905	2,187,112

Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/44	1,905	2,050,332

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 4.00%, 6/15/40	5,000	5,866,850

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 5.00%, 6/15/37	4,000	4,976,480

15	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), (SPA: State Street Bank and Trust Co.), 1.16%, 6/15/49(4)	$2,100	$2,100,000

		$38,109,049

Total Tax-Exempt Municipal Securities — 98.5% (identified cost $1,308,122,783)		$1,423,996,570

Taxable Municipal Securities — 4.8%
Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(1)

Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(2)	$155	$38,686

		$38,686

Escrowed / Prerefunded — 0.9%

Chicago, IL, Prerefunded to 1/1/25, 7.75%, 1/1/42	$10,316	$13,145,885

		$13,145,885

General Obligations — 0.9%

Atlantic City, NJ, 7.50%, 3/1/40	$5,440	$8,152,765

Chicago Board of Education, IL, 5.182%, 12/1/21(8)	325	332,254

Chicago, IL, 7.75%, 1/1/42	4,356	5,004,085

		$13,489,104

Hospital — 1.0%

California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$12,750	$13,903,493

		$13,903,493

Insured – General Obligations — 0.6%

Detroit, MI, (AMBAC), 4.96%, 4/1/20	$297	$297,334

Detroit, MI, (AMBAC), 5.15%, 4/1/25	7,679	7,681,276

		$7,978,610

Senior Living / Life Care — 0.5%

St. Johns County Industrial Development Authority, FL, (Westminster St. Augustine), 5.50% to 8/1/24 (Put Date), 8/1/44	$7,495	$7,623,314

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Tarrant County Cultural Education Facilities Finance Corp., TX, (MRC Stevenson Oaks), 12.50%, 3/15/23(3)	$235	$292,606

		$7,915,920

Special Tax Revenue — 0.3%

Ohio County Commission, WV, (Fort Henry Economic Opportunity Development District - The Highlands), 4.80%, 3/1/36	$1,150	$1,185,294

Ohio County Commission, WV, (Fort Henry Economic Opportunity Development District - The Highlands), 5.25%, 3/1/31	2,570	2,708,600

St. Louis Land Clearance for Redevelopment Authority, MO, (Kiel Opera House Renovation), 5.00%, 10/1/35	600	606,192

		$4,500,086

Transportation — 0.6%

New Jersey Transportation Trust Fund Authority, 5.754%, 12/15/28(8)	$7,375	$8,669,460

		$8,669,460

Total Taxable Municipal Securities — 4.8% (identified cost $61,322,535)		$69,641,244

Corporate Bonds & Notes — 1.9%
Security	Principal Amount (000’s omitted)	Value

Health Care — 0.4%

Providence St. Joseph Health Obligated Group, 2.532%, 10/1/29	$5,000	$5,093,022

		$5,093,022

Hospital — 0.8%

Boston Medical Center Corp., 4.581%, 7/1/47	$4,165	$4,813,179

CommonSpirit Health, 3.347%, 10/1/29	2,955	3,078,313

Harnett Health System, Inc., 6.50% to 4/1/20 (Put Date), 4/1/32	4,240	4,291,304

		$12,182,796

16	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other — 0.7%

Morongo Band of Mission Indians, 7.00%, 10/1/39(3)	$7,980	$9,688,359

		$9,688,359

Total Corporate Bonds & Notes — 1.9% (identified cost $24,340,000)		$26,964,177

Total Investments — 105.2% (identified cost $1,393,785,318)		$1,520,601,991

Other Assets, Less Liabilities — (5.2)%		$(75,597,439)

Net Assets — 100.0%		$1,445,004,552

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2020, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	14.2%

Texas	13.1%

Illinois	12.3%

Others, representing less than 10% individually	65.6%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2020, 12.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.1% to 6.2% of total investments.

(1) Amount is less than 0.05%.

(2)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At January 31, 2020, the aggregate value of these securities is $121,065,092 or 8.4% of the Fund’s net assets.

(4)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at January 31, 2020.

(5)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(6)	When-issued security.

(7)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed for bankruptcy.

(8)

Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Depreciation

Interest Rate Futures

U.S. 10-Year Treasury Note	175	Short	3/20/20	$(23,039,844)	$(347,595)

U.S. Long Treasury Bond	112	Short	3/20/20	(18,315,500)	(534,225)

					$(881,820)

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BAM	–	Build America Mutual Assurance Co.

LOC	–	Letter of Credit

NPFG	–	National Public Finance Guarantee Corp.

SPA	–	Standby Bond Purchase Agreement

17	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Statement of Assets and Liabilities

Assets	January 31, 2020

Unaffiliated investments, at value (identified cost, $1,393,785,318)	$1,520,601,991

Cash	14,672,320

Deposits for derivatives collateral — financial futures contracts	514,895

Interest receivable	14,196,951

Receivable for Fund shares sold	4,718,892

Total assets	$1,554,705,049

Liabilities

Payable for floating rate notes issued	$90,545,239

Payable for investments purchased	8,017,752

Payable for when-issued securities	5,164,746

Payable for variation margin on open financial futures contracts	130,155

Payable for Fund shares redeemed	3,629,897

Distributions payable	650,056

Payable to affiliates:

Investment adviser fee	486,861

Distribution and service fees	204,811

Interest expense and fees payable	398,993

Accrued expenses	471,987

Total liabilities	$109,700,497

Net Assets	$1,445,004,552

Sources of Net Assets

Paid-in capital	$1,367,030,537

Distributable earnings	77,974,015

Net Assets	$1,445,004,552

Class A Shares

Net Assets	$427,334,187

Shares Outstanding	45,548,227

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.38

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$9.85

Class C Shares

Net Assets	$139,608,234

Shares Outstanding	16,088,942

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.68

Class I Shares

Net Assets	$878,062,131

Shares Outstanding	93,504,549

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.39

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

18	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Statement of Operations

Investment Income	Year Ended January 31, 2020

Interest and other income	$57,208,285

Total investment income	$57,208,285

Expenses

Investment adviser fee	$5,385,252

Distribution and service fees

Class A	955,806

Class B	1,036

Class C	1,345,899

Trustees’ fees and expenses	65,471

Custodian fee	262,921

Transfer and dividend disbursing agent fees	425,238

Legal and accounting services	117,229

Printing and postage	60,146

Registration fees	102,146

Interest expense and fees	1,665,594

Miscellaneous	141,019

Total expenses	$10,527,757

Net investment income	$46,680,528

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(1,125,440)

Financial futures contracts	(4,141,081)

Net realized loss	$(5,266,521)

Change in unrealized appreciation (depreciation) —

Investments	$86,258,860

Financial futures contracts	566,274

Net change in unrealized appreciation (depreciation)	$86,825,134

Net realized and unrealized gain	$81,558,613

Net increase in net assets from operations	$128,239,141

19	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$46,680,528	$44,298,190

Net realized gain (loss)	(5,266,521)	3,174,054

Net change in unrealized appreciation (depreciation)	86,825,134	(10,620,045)

Net increase in net assets from operations	$128,239,141	$36,852,199

Distributions to shareholders —

Class A	$(15,283,027)	$(11,834,973)

Class B	(3,783)	(18,478)

Class C	(4,445,612)	(4,943,722)

Class I	(32,430,422)	(26,714,886)

Total distributions to shareholders	$(52,162,844)	$(43,512,059)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$103,363,505	$72,888,150

Class B	20	203

Class C	33,713,035	14,794,035

Class I	321,908,835	291,027,900

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	12,835,339	10,033,376

Class B	2,289	14,780

Class C	3,560,012	4,089,234

Class I	27,425,261	22,596,935

Cost of shares redeemed

Class A	(72,809,687)	(106,414,568)

Class B	(10,727)	(82,717)

Class C	(21,468,129)	(35,093,214)

Class I	(173,654,812)	(335,020,911)

Net asset value of shares converted(1)

Class A	10,402,561	31,285,333

Class B	(262,764)	(729,156)

Class C	(10,139,797)	(30,556,177)

Net increase (decrease) in net assets from Fund share transactions	$234,864,941	$(61,166,797)

Net increase (decrease) in net assets	$310,941,238	$(67,826,657)

Net Assets

At beginning of year	$1,134,063,314	$1,201,889,971

At end of year	$1,445,004,552	$1,134,063,314

(1)	Includes the conversion of Class B to Class A shares at the close of business on August 15, 2019 upon the termination of Class B.

20	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Financial Highlights

	Class A

	Year Ended January 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$8.830	$8.880	$8.650	$8.970	$9.020

Income (Loss) From Operations

Net investment income(1)	$0.327	$0.345	$0.337	$0.345	$0.367

Net realized and unrealized gain (loss)	0.590	(0.059)	0.229	(0.315)	(0.053)

Total income from operations	$0.917	$0.286	$0.566	$0.030	$0.314

Less Distributions

From net investment income	$(0.367)	$(0.336)	$(0.336)	$(0.350)	$(0.364)

Total distributions	$(0.367)	$(0.336)	$(0.336)	$(0.350)	$(0.364)

Net asset value — End of year	$9.380	$8.830	$8.880	$8.650	$8.970

Total Return(2)	10.55%	3.29%	6.63%	0.25%	3.64%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$427,334	$350,923	$344,822	$374,661	$431,777

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.76%	0.79%	0.78%	0.79%	0.81%

Interest and fee expense(4)	0.13%	0.17%	0.14%	0.10%	0.05%

Total expenses(3)	0.89%	0.96%	0.92%	0.89%	0.86%

Net investment income	3.57%	3.92%	3.81%	3.83%	4.18%

Portfolio Turnover	23%	32%	21%	35%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

21	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Financial Highlights — continued

	Class C

	Year Ended January 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$8.170	$8.210	$8.010	$8.300	$8.340

Income (Loss) From Operations

Net investment income(1)	$0.239	$0.252	$0.251	$0.256	$0.279

Net realized and unrealized gain (loss)	0.551	(0.042)	0.199	(0.285)	(0.043)

Total income (loss) from operations	$0.790	$0.210	$0.450	$(0.029)	$0.236

Less Distributions

From net investment income	$(0.280)	$(0.250)	$(0.250)	$(0.261)	$(0.276)

Total distributions	$(0.280)	$(0.250)	$(0.250)	$(0.261)	$(0.276)

Net asset value — End of year	$8.680	$8.170	$8.210	$8.010	$8.300

Total Return(2)	9.80%	2.60%	5.67%	(0.42)%	2.95%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$139,608	$126,049	$173,844	$191,619	$205,556

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	1.51%	1.54%	1.53%	1.54%	1.56%

Interest and fee expense(4)	0.13%	0.17%	0.14%	0.10%	0.05%

Total expenses(3)	1.64%	1.71%	1.67%	1.64%	1.61%

Net investment income	2.82%	3.10%	3.06%	3.07%	3.43%

Portfolio Turnover	23%	32%	21%	35%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

22	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Financial Highlights — continued

	Class I

	Year Ended January 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$8.840	$8.880	$8.660	$8.980	$9.020

Income (Loss) From Operations

Net investment income(1)	$0.349	$0.364	$0.359	$0.367	$0.388

Net realized and unrealized gain (loss)	0.590	(0.046)	0.220	(0.314)	(0.041)

Total income from operations	$0.939	$0.318	$0.579	$0.053	$0.347

Less Distributions

From net investment income	$(0.389)	$(0.358)	$(0.359)	$(0.373)	$(0.387)

Total distributions	$(0.389)	$(0.358)	$(0.359)	$(0.373)	$(0.387)

Net asset value — End of year	$9.390	$8.840	$8.880	$8.660	$8.980

Total Return(2)	10.81%	3.67%	6.77%	0.51%	4.02%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$878,062	$656,830	$682,157	$542,623	$466,822

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.51%	0.54%	0.53%	0.54%	0.56%

Interest and fee expense(4)	0.13%	0.17%	0.14%	0.10%	0.05%

Total expenses(3)	0.64%	0.71%	0.67%	0.64%	0.61%

Net investment income	3.81%	4.13%	4.04%	4.06%	4.42%

Portfolio Turnover	23%	32%	21%	35%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

23	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Yield Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide high current income exempt from regular federal income tax. The Fund primarily invests in high yield municipal obligations with maturities of ten years or more. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on August 15, 2019, Class B shares were converted to Class A shares and Class B was terminated. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

24

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Fund may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 10) at January 31, 2020. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At January 31, 2020, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $90,545,239 and $139,618,499, respectively. The range of interest rates on the Floating Rate Notes outstanding at January 31, 2020 was 0.97% to 1.09%. For the year ended January 31, 2020, the Fund’s average settled Floating Rate Notes outstanding and the average interest rate including fees were $88,155,096 and 1.89%, respectively.

In certain circumstances, the Fund may enter into shortfall and forbearance agreements with brokers by which the Fund agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund had no shortfalls as of January 31, 2020.

The Fund may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Fund’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money except as permitted by the 1940 Act. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Residual interest bonds held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

25

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Notes to Financial Statements — continued

J  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2020 and January 31, 2019 was as follows:

	Year Ended January 31,
	2020	2019

Tax-exempt income	$48,191,611	$39,832,090

Ordinary income	$3,971,233	$3,679,969

As of January 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed tax-exempt income	$2,999,612

Deferred capital losses	$(51,689,146)

Net unrealized appreciation	$127,313,605

Distributions payable	$(650,056)

At January 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $51,689,146 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2020, $12,104,031 are short-term and $39,585,115 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at January 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,302,743,147

Gross unrealized appreciation	$133,168,253

Gross unrealized depreciation	(5,854,648)

Net unrealized appreciation	$127,313,605

26

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Fund and BMR, the fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.3150%	3.1500%

$500 million but less than $750 million	0.2925	2.9250

$750 million but less than $1 billion	0.2700	2.9250

$1 billion but less than $1.5 billion	0.2700	2.7000

On average daily net assets of $1.5 billion or more, the rates are further reduced. The fee reductions cannot be terminated without the consent of a majority of the Trustees and a majority of shareholders. For the year ended January 31, 2020, the investment adviser fee amounted to $5,385,252 or 0.42% of the Fund’s average daily net assets. EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2020, EVM earned $20,659 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $68,645 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2020. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2020 amounted to $955,806 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and prior to August 16, 2019, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2020, the Fund paid or accrued to EVD $777 and $1,009,424 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2020 amounted to $259 and $336,475 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, were further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and prior to August 16, 2019, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended January 31, 2020, the Fund was informed that EVD received approximately $200 and $11,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

27

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $517,621,878 and $308,977,672, respectively, for the year ended January 31, 2020.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2020	2019

Sales	11,242,820	8,272,949

Issued to shareholders electing to receive payments of distributions in Fund shares	1,398,710	1,138,872

Redemptions	(7,963,249)	(12,086,607)

Converted from Class B shares	29,652	82,938

Converted from Class C shares	1,108,666	3,476,243

Net increase	5,816,599	884,395

	Year Ended January 31,
Class B	2020 (1)	2019

Sales	2	23

Issued to shareholders electing to receive payments of distributions in Fund shares	254	1,682

Redemptions	(1,161)	(9,400)

Converted to Class A shares	(28,747)	(83,222)

Net decrease	(29,652)	(90,917)

	Year Ended January 31,
Class C	2020	2019

Sales	3,982,352	1,818,684

Issued to shareholders electing to receive payments of distributions in Fund shares	419,548	501,610

Redemptions	(2,537,824)	(4,307,595)

Converted to Class A shares	(1,198,351)	(3,753,548)

Net increase (decrease)	665,725	(5,740,849)

	Year Ended January 31,
Class I	2020	2019

Sales	35,183,871	33,033,051

Issued to shareholders electing to receive payments of distributions in Fund shares	2,985,028	2,562,373

Redemptions	(18,970,764)	(38,077,931)

Net increase (decrease)	19,198,135	(2,482,507)

(1)	At the close of business on August 15, 2019, Class B shares were converted into Class A and Class B was terminated.

28

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Notes to Financial Statements — continued

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2020.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at January 31, 2020 is included in the Portfolio of Investments. At January 31, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund enters into U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at January 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative(1)

Futures Contracts	$—	$(881,820)

(1)

Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended January 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Futures Contracts	$(4,141,081)	$566,274

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts (short) outstanding during the year ended January 31, 2020, which is indicative of the volume of this derivative type, was approximately $39,447,000.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

29

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$1,423,996,570	$—	$1,423,996,570

Taxable Municipal Securities	—	69,641,244	—	69,641,244

Corporate Bonds & Notes	—	26,964,177	—	26,964,177

Total Investments	$—	$1,520,601,991	$—	$1,520,601,991

Liability Description

Futures Contracts	$(881,820)	$—	$—	$(881,820)

Total	$(881,820)	$—	$—	$(881,820)

11  Subsequent Event

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and through March 20, 2020, the date these financial statements were issued, has resulted in substantial market volatility and may result in a significant economic downturn.

30

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance High Yield Municipal Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 20, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

31

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends. For the fiscal year ended January 31, 2020, the Fund designates 92.39% of distributions from net investment income as an exempt-interest dividend.

32

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

33

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

34

Eaton Vance

High Yield Municipal Income Fund

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

416    1.31.20

Parametric

TABS Municipal Bond Funds

Annual Report

January 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (eatonvance.com/ppafunddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Funds electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-260-0761. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Funds. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, the Funds’ adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report January 31, 2020

Parametric

TABS Municipal Bond Funds

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

TABS Short-Term Municipal Bond Fund	4
TABS Intermediate-Term Municipal Bond Fund	6

Endnotes and Additional Disclosures	8

Fund Expenses	9

Financial Statements	10

Report of Independent Registered Public Accounting Firm	37

Federal Tax Information	38

Board of Trustees’ Contract Approval	39

Management and Organization	41

Important Notices	44

Parametric

TABS Municipal Bond Funds

January 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended January 31, 2020, was marked by strong performance across the municipal bond market, with the Bloomberg Barclays Municipal Bond Index,2 a broad measure of the asset class, returning 8.65%. The municipal bond yield curve7 experienced a so-called “bull market flattening”, where rates declined across the curve, but more so toward the long end of the curve. With investors searching for yield in a low-rate environment, lower rated6 bonds generally outperformed higher rated bonds, while longer duration8 issues outperformed shorter duration issues.

As the period opened on February 1, 2019, investors were concerned about a growing U.S.-China trade war. Following its December 19, 2018 federal funds rate hike — the last one on record — the U.S. Federal Reserve (the Fed) lowered its projected number of rate increases for 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income securities over stocks, initiating a bond rally that pushed longer term bond prices up and yields down.

The fixed-income rally continued through the spring and summer of 2019, propelled by lower-than-desired inflation, low European interest rates, on-again/off-again trade-conflict rhetoric, and Fed comments in March that were more dovish than the market had expected — leading many investors to conclude that further rate hikes were off the table for 2019. After holding interest rates steady through the first half of the period, the Fed cut the federal funds rate for the first time in over a decade on July 31, 2019, followed by two more rate cuts in September and October to end the period at 1.50%-1.75%.

In the middle and long portions of the yield curve — where rates are influenced more by the market than the Fed — rates bottomed at the beginning of September. From September 3 through the end of December, U.S. and European interest rates trended modestly upward, amid better-than-expected U.S. employment reports and cautious optimism about a U.S.-China trade détente.

Two events in the final month of the period, January 2020, raised investor concerns and led to a renewed “flight to quality” that revived the bond market rally. On January 2, the assassination of Iran’s top military commander by a U.S. drone strike briefly raised the specter of a U.S.-Iran military conflict. More lasting was the effect of the coronavirus outbreak in China, which threatened to slow global economic growth for possibly months.

Within the municipal bond market, technical factors amplified the price rally during the period. The 2017 tax law changes resulted in a combination of lower supply of new municipal issues and increased demand from high-income investors in high-tax states who had seen their tax bills rise under the revised code.

Fund Performance

For the 12-month period ended January 31, 2020, Parametric TABS Short-Term Municipal Bond Fund returned 4.56% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Bloomberg Barclays Municipal Managed Money 1-7 Year Bond Index (the 1-7 Year Index), which returned 4.90%.

For the 12-month period ended January 31, 2020, Parametric TABS Intermediate-Term Municipal Bond Fund returned 7.15% for Class A shares at NAV, underperforming its primary benchmark, the Bloomberg Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index (the 1-17 Year Index; and together with the 1-7 Year Index, the Indexes), which returned 8.01%.

The Indexes are unmanaged, and returns do not reflect any applicable sales charges, commissions, or expenses.

The Parametric TABS Short-Term and Intermediate-Term Funds (the Funds) seek after-tax total return. The Funds generally invest in investment-grade municipal securities of limited or intermediate duration, as applicable. Management pursues after-tax total return through relative-value trading, a strategy that seeks to take advantage of price and rate differences among similar securities. With respect to 20% of each Fund’s net assets, management may also strive to add value by crossing over from tax-free municipals to U.S. government bonds or taxable municipal bonds, and vice versa, according to which sector is perceived to be more attractively valued on an after-tax basis.

Fund-Specific Results

For Parametric TABS Short-Term Municipal Bond Fund, an overweight position in floating-rate notes, which were not represented in the 1-7 Year Index, and which underperformed that benchmark during the period, was the main detractor from relative results.

In contrast, active security selection (management’s work with credit analysts to select sectors, issuers, and individual bonds to invest in), relative-value trading (a strategy that seeks to take advantage of price and rate differences among similar securities), and yield-curve positioning contributed to Fund performance versus the 1-7 Year Index during the period.

With regard to yield-curve positioning, the 1-7 Year Index held only bonds with maturities of 1-7 years, whereas the Fund also held bonds in the longer maturity 8-10 year area of the curve. During the period, longer maturity bonds experienced greater rate declines and price increases — i.e., stronger performance — than shorter maturity issues. As a result, the Fund’s yield-curve positioning, including out-of-Index holdings on the longer part of the curve, contributed to Fund performance versus the 1-7 Year Index.

The Fund’s crossover-trading strategy was employed only minimally during the period and did not have a material impact on performance relative to the 1-7 Year Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

TABS Municipal Bond Funds

January 31, 2020

Management’s Discussion of Fund Performance1 — continued

Fund-Specific Results — continued

For Parametric TABS Intermediate-Term Municipal Bond Fund, duration and yield-curve positioning detracted from Fund performance versus the 1-17 Year Index. The Fund had a shorter average duration than the 1-17 Year Index and, therefore, benefited less when rates fell and bond prices rose during the period.

With regard to yield-curve positioning, the Fund had holdings in bonds with 0-1 year remaining to maturity — an area of the yield curve not represented in the 1-17 Year Index — and an overweight position in bonds with 1-2 years remaining to maturity. As bonds in those maturity ranges underperformed longer maturity bonds during the period, the Fund’s yield-curve positioning detracted from relative results.

In contrast, active security selection, relative-value trading, and credit quality contributed to Fund performance versus the 1-17 Year Index. The Fund’s lower average credit quality helped relative performance during the period, as lower rated bonds generally outperformed higher rated issues. The Fund was overweight in lower quality, better-performing A-rated bonds, and underweight in higher quality AAA- and AA-rated issues, versus the 1-17 Year Index.

Late in the period, the Fund implemented its crossover-trading strategy by changing some of the Fund’s holdings from tax-free municipal bonds to taxable municipal bonds in order to take advantage of lower, more attractive valuations in the taxable municipal market. This strategy offered a modest benefit to relative performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2020

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/27/2009	12/31/1998	4.56%	1.48%	1.99%
Class A with 2.25% Maximum Sales Charge	—	—	2.19	1.01	1.76
Class C at NAV	03/27/2009	12/31/1998	3.88	0.72	1.24
Class C with 1% Maximum Sales Charge	—	—	2.88	0.72	1.24
Class I at NAV	03/27/2009	12/31/1998	4.82	1.71	2.25
Bloomberg Barclays Municipal Managed Money 1–7 Year Bond Index	—	—	4.90%	1.99%	2.45%
Bloomberg Barclays 5 Year Municipal Bond Index	—	—	5.77	2.38	3.00

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/27/2009	12/31/1998	2.18%	0.91%	1.62%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	1.90	1.02	1.59
Class C After Taxes on Distributions	03/27/2009	12/31/1998	2.88	0.63	1.10
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	2.02	0.66	1.04
Class I After Taxes on Distributions	03/27/2009	12/31/1998	4.80	1.60	2.10
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	3.57	1.63	2.03

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.86%	1.61%	0.61%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.38%	0.63%	1.63%
SEC 30-day Yield			0.46	–0.27	0.71

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	01/31/2010	$11,309	N.A.
Class I	$250,000	01/31/2010	$312,306	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2020

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2020

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	02/01/2010	02/01/2010	7.15%	2.65%	4.36%
Class A with 4.75% Maximum Sales Charge	—	—	2.05	1.66	3.85
Class C at NAV	02/01/2010	02/01/2010	6.35	1.90	3.59
Class C with 1% Maximum Sales Charge	—	—	5.35	1.90	3.59
Class I at NAV	02/01/2010	02/01/2010	7.41	2.90	4.63
Bloomberg Barclays Municipal Managed Money Intermediate	—	—	8.01%	3.21%	4.00%
1–17 Year Bond Index
Bloomberg Barclays 7 Year Municipal Bond Index	—	—	7.29	3.04	4.00

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A After Taxes on Distributions	02/01/2010	02/01/2010	1.98%	1.64%	3.75%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	2.00	1.66	3.41
Class C After Taxes on Distributions	02/01/2010	02/01/2010	5.28	1.88	3.49
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	3.67	1.72	3.06
Class I After Taxes on Distributions	02/01/2010	02/01/2010	7.34	2.88	4.53
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	5.32	2.72	4.11

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.98%	1.73%	0.73%
Net			0.90	1.65	0.65

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.61%	0.86%	1.86%
SEC 30-day Yield — Subsidized			0.60	–0.11	0.87
SEC 30-day Yield — Unsubsidized			0.52	–0.19	0.79

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/01/2010	$14,236	N.A.
Class I	$250,000	02/01/2010	$393,173	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2020

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

7

Parametric

TABS Municipal Bond Funds

January 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays Municipal Managed Money 1–7 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1–7 year maturity component of the Bloomberg Barclays Municipal Managed Money Bond Index. Bloomberg Barclays 5 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 4-6 years. Bloomberg Barclays Municipal Managed Money Intermediate 1–17 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1–17 year maturity component of the Bloomberg Barclays Municipal Managed Money Bond Index. Bloomberg Barclays 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest individual federal income tax rates in effect at the time of the distributions and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios for Parametric TABS Intermediate-Term Municipal Bond Fund reflect a contractual expense reimbursement that continues through 5/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end.

The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[7]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

[8]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profiles subject to change due to active management.

Important Notice to Shareholders

Effective September 30, 2019, the Parametric TABS Short-Term Municipal Bond Fund changed its primary benchmark from Bloomberg Barclays 5 Year Municipal Bond Index to Bloomberg Barclays Municipal Managed Money 1–7 Year Bond Index because the investment adviser believes that the Bloomberg Barclays Municipal Managed Money 1-7 Year Bond Index better reflects the duration and maturity profile of the investments held by the Fund.

Each Fund’s investment adviser, Eaton Vance Management (EVM), is a wholly-owned subsidiary of Eaton Vance Corp. (EVC). Effective January 15, 2020, the Board of Trustees of each Fund approved the delegation of the day-to-day investment management of each Fund to Parametric Portfolio Associates LLC (Parametric), an indirect wholly-owned subsidiary of EVC. On such date, Parametric became the sub-adviser of each Fund. Accordingly, effective January 15, 2020, the names of Parametric TABS Short-Term Municipal Bond Fund and Parametric TABS Intermediate-Term Municipal Bond Fund were changed from Eaton Vance TABS Short-Term Municipal Bond Fund and Eaton Vance TABS Intermediate-Term Municipal Bond Fund, respectively. There has been no change in portfolio management for each Fund. Each Fund’s portfolio managers from EVM became employees of Parametric in connection with these changes.

8

Parametric

TABS Municipal Bond Funds

January 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 – January 31, 2020).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Parametric TABS Short-Term Municipal Bond Fund

	Beginning Account Value (8/1/19)	Ending Account Value (1/31/20)	Expenses Paid During Period* (8/1/19 – 1/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,018.80	$4.38	0.86%
Class C	$1,000.00	$1,014.90	$8.18	1.61%
Class I	$1,000.00	$1,020.00	$3.11	0.61%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$4.38	0.86%
Class C	$1,000.00	$1,017.10	$8.19	1.61%
Class I	$1,000.00	$1,022.10	$3.11	0.61%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2019.

Parametric TABS Intermediate-Term Municipal Bond Fund

	Beginning Account Value (8/1/19)	Ending Account Value (1/31/20)	Expenses Paid During Period* (8/1/19 – 1/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,027.50	$4.60	**	0.90%
Class C	$1,000.00	$1,023.60	$8.42	**	1.65%
Class I	$1,000.00	$1,028.80	$3.32	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.58	**	0.90%
Class C	$1,000.00	$1,016.90	$8.39	**	1.65%
Class I	$1,000.00	$1,021.90	$3.31	**	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2019.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

9

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2020

Portfolio of Investments

Tax-Exempt Municipal Securities — 82.8%
Security	Principal Amount (000’s omitted)	Value

Education — 1.1%

Southwest Higher Education Authority, Inc., TX, (Southern Methodist University), 5.00%, 10/1/23	$225	$257,636

University of Texas, Prerefunded to 2/15/20, 5.00%, 8/15/23	2,975	2,978,779

		$3,236,415

Electric Utilities — 0.6%

Denton, TX, Utility System Revenue, 5.00%, 12/1/26	$1,000	$1,253,900

Lakeland, FL, Energy System Revenue, 2.75%, 10/1/28	500	539,335

		$1,793,235

Escrowed / Prerefunded — 8.2%

Fairfax County, VA, Prerefunded to 4/1/20, 4.00%, 4/1/23	$500	$502,425

Illinois Development Finance Authority, (Regency Park), Escrowed to Maturity, 0.00%, 7/15/23	5,000	4,811,150

Illinois Development Finance Authority, (Regency Park), Escrowed to Maturity, 0.00%, 7/15/25	5,750	5,393,040

Leander Independent School District, TX, (PSF Guaranteed), Prerefunded to 8/15/24, 0.00%, 8/15/49	33,580	8,074,983

St. Mary Hospital Authority, PA, (Catholic Health East), Prerefunded to 5/15/20, 5.00%, 11/15/22	5,000	5,057,650

		$23,839,248

General Obligations — 28.8%

Alexandria, VA, 3.00%, 7/15/35	$1,260	$1,387,021

Beaverton School District No. 48J, Washington and Multnomah Counties, OR, 5.00%, 6/15/26	2,000	2,494,100

Bergen County, NJ, 3.00%, 12/1/31	1,000	1,107,610

Birmingham, AL, 5.00%, 12/1/28	1,475	1,898,812

Brown County, WI, 4.00%, 11/1/21	620	634,496

California, 1.934%, (70% of 1 mo. USD LIBOR + 0.70%), 12/1/20 (Put Date), 12/1/28(1)	7,500	7,512,600

Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/22	155	151,082

Clark County, NV, 5.00%, 12/1/27	2,500	3,226,675

Cleveland Heights-University Heights City School District, OH, 0.00%, 12/1/23	150	143,366

College Station, TX, 5.00%, 2/15/24	230	239,676

Cuyahoga County, OH, 4.00%, 12/1/37	2,000	2,038,600

Denton Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/24	3,000	2,851,080

El Dorado Union High School District, CA, 0.00%, 8/1/21	45	44,349

Fairfax County, VA, 4.00%, 4/1/23	500	502,535

Florida Board of Education, 4.00%, 6/1/26	3,000	3,221,280

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Florida Board of Education, 5.00%, 6/1/22	$830	$841,338

Glasscock County Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/23	300	301,023

Hawaii, 5.00%, 10/1/29	2,500	3,190,775

Houston Independent School District, TX, (PSF Guaranteed), 2.20% to 6/1/20 (Put Date), 6/1/39	2,000	2,007,740

Hutto Independent School District, TX, (PSF Guaranteed), 0.00%, 8/1/22	525	511,093

Joliet Community College District No. 525, IL, 4.00%, 6/1/26	2,080	2,248,418

Katy Independent School District, TX, (PSF Guaranteed), 1.403%, (67% of 1 mo. USD LIBOR + 0.28%), 8/16/21 (Put Date), 8/15/36(1)	2,000	2,000,020

Lake County Community College District No. 532, IL, 4.00%, 6/1/21	4,230	4,398,862

Leander Independent School District, TX, 0.00%, 8/15/20	3,000	2,983,680

Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/22	700	681,513

Manhattan Beach Unified School District, CA, (Election of 2016), 3.00%, 9/1/26	230	263,886

Manhattan Beach Unified School District, CA, (Election of 2016), 3.00%, 9/1/27	270	313,157

Massachusetts, 5.00%, 12/1/24	5,000	5,977,000

Miami-Dade County, FL, 5.00%, 7/1/26	1,000	1,248,470

Montgomery County, MD, 5.00%, 12/1/27	5,000	5,960,250

Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/23	945	913,446

Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/24	900	859,149

New York, 5.00%, 8/1/26	1,000	1,254,670

Ocean City, NJ, 3.00%, 9/15/30	900	977,580

Ocean City, NJ, 3.00%, 9/15/31	900	970,083

Peralta Community College District, CA, 5.00%, 8/1/23	140	160,024

Rose Tree Media School District, PA, 5.00%, 4/1/27	1,000	1,233,380

Rutherford Board of Education, NJ, 2.50%, 12/15/30	1,100	1,155,506

South Orange-Maplewood School District, NJ, 2.00%, 8/15/27	950	986,318

Springfield School District No. 19, OR, 5.00%, 6/15/30	855	1,024,623

Sugar Land, TX, 5.00%, 2/15/23	1,105	1,238,252

Tennessee, 3.00%, 10/1/26	275	278,778

Upper Merion Area School District, PA, 2.30%, 2/15/24	725	725,710

Vistancia Community Facilities District, AZ, 5.00%, 7/15/21	610	621,187

Vistancia Community Facilities District, AZ, 5.00%, 7/15/25	1,350	1,374,030

Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/32	1,000	781,100

West Chester Area School District, PA, 4.00%, 5/15/28	1,365	1,535,475

West Valley-Mission Community College District, CA, 5.00%, 8/1/25	300	370,200

Williamson County, TN, 4.00%, 4/1/28	1,000	1,175,170

10	See Notes to Financial Statements.

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Williamson County, TN, 5.00%, 4/1/25	$3,475	$4,203,290

Wilton, CT, 2.00%, 5/1/27	360	372,924

Wilton, CT, 2.00%, 5/1/28	220	226,712

Wylie Independent School District, TX, (PSF Guaranteed), 2.25% to 8/15/23, 8/15/41(2)	1,000	1,018,220

		$83,836,334

Hospital — 10.6%

Grand Traverse County Hospital Finance Authority, MI, (Munson Healthcare), 5.00%, 7/1/20	$445	$452,084

Indiana Finance Authority, (Community Foundation of Northwest Indiana Obligated Group), 5.00%, 9/1/25	650	784,511

Indiana Finance Authority, (Indiana University Health), 5.00%, 3/1/20	6,395	6,414,377

Maricopa County Industrial Development Authority, AZ, (Banner Health), 1.32%, (SIFMA + 0.38%), 10/18/22 (Put Date), 1/1/35(1)	975	976,765

Missouri Health and Educational Facilities Authority, (Mercy Health), 5.00%, 6/1/26	2,500	3,081,800

Missouri Health and Educational Facilities Authority, (Mercy Health), 5.00%, 6/1/27	3,500	4,408,180

New York Dormitory Authority, (Mount Sinai Hospital), Prerefunded to 7/1/20, 5.00%, 7/1/22	1,950	1,982,897

Utah County, UT, (IHC Health Services, Inc.), 5.00%, 5/15/57	4,000	4,623,760

Wisconsin Health and Educational Facilities Authority, (Advocate Aurora Health Credit Group), 5.00% to 1/31/24 (Put Date), 8/15/54	6,000	6,917,280

Yuma Industrial Development Authority, AZ, (Yuma Regional Medical Center), 5.00%, 8/1/20	1,130	1,152,340

		$30,793,994

Housing — 2.2%

New York Housing Finance Agency, (Affordable Housing Corp.), 2.65%, 5/1/23	$2,350	$2,423,532

New York Housing Finance Agency, Green Bonds, 2.75%, 11/1/22	4,000	4,005,320

		$6,428,852

Insured – General Obligations — 1.1%

Cypress Hill Municipal Utility District No. 1, TX, (BAM), 3.00%, 9/1/29	$705	$740,574

Cypress Hill Municipal Utility District No. 1, TX, (BAM), 3.00%, 9/1/31	435	453,605

Peoria, IL, (AGM), 5.00%, 1/1/29	1,000	1,258,980

Washington, (NPFG), 0.00%, 6/1/21	620	612,430

		$3,065,589

Security	Principal Amount (000’s omitted)	Value

Insured – Housing — 0.1%

Minnesota Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.35%, 7/1/21	$140	$142,184

		$142,184

Insured – Lease Revenue / Certificates of Participation — 0.1%

Conotton Valley Union Local School District, OH, (MAC), 5.00%, 12/1/26	$300	$364,425

		$364,425

Insured – Water and Sewer — 0.1%

Harris County Municipal Utility District No. 374, TX, (BAM), 3.00%, 9/1/26	$310	$335,910

		$335,910

Lease Revenue / Certificates of Participation — 6.9%

Colorado, (Building Excellent Schools Today), 5.00%, 3/15/27	$3,275	$4,133,967

Colorado, (Rural Colorado), 5.00%, 12/15/25	6,000	7,366,980

Malibu, CA, 5.00%, 11/1/38	275	275,828

Malibu, CA, 5.00%, 11/1/43	225	225,666

Malibu, CA, 5.00%, 11/1/48	375	376,155

Montgomery County, MD, (Metrorail Garage Projects), 5.00%, 6/1/20	610	618,149

Ohio, (Voting System Acquisition Project), 5.00%, 9/1/28	5,150	6,731,771

Volusia County School Board, FL, 5.00%, 8/1/21	325	344,799

		$20,073,315

Other Revenue — 3.5%

California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), 1.707%, (70% of 3 mo. USD LIBOR + 0.37%), 4/1/20 (Put Date), 4/1/38(1)	$6,500	$6,501,430

Johnson County Public Building Commission, KS, (Courthouse and Medical Examiner’s Facility), 5.00%, 9/1/25	3,025	3,702,267

		$10,203,697

Special Tax Revenue — 4.7%

Central Puget Sound Regional Transit Authority, WA, Sales Tax and Motor Vehicle Tax Revenue, Green Bonds, 1.39%, (SIFMA + 0.45%), 11/1/23 (Put Date), 11/1/45(1)	$1,000	$1,000,400

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/28	5,770	7,047,305

North Houston Development Corp., TX, Tax Increment Contract Revenue, 5.00%, 9/1/25	1,725	2,058,304

North Houston Development Corp., TX, Tax Increment Contract Revenue, 5.00%, 9/1/26	700	851,718

Reno, NV, Sales Tax Revenue, 5.00%, 6/1/25	750	891,360

11	See Notes to Financial Statements.

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

Sales Tax Asset Receivable Corp., 5.00%, 10/15/27	$1,500	$1,787,775

		$13,636,862

Transportation — 11.5%

Arizona Transportation Board, Highway Revenue, Prerefunded to 7/1/22, 5.00%, 7/1/25	$2,500	$2,748,050

Bay Area Toll Authority, CA, (San Francisco Bay Area), 1.887%, (70% of 3 mo. USD LIBOR + 0.55%), 4/1/21 (Put Date), 4/1/45(1)	10,000	10,027,900

E-470 Public Highway Authority, CO, 1.533%, (67% of 1 mo. USD LIBOR + 0.42%), 9/1/21 (Put Date), 9/1/39(1)	5,000	5,000,150

Illinois Toll Highway Authority, 5.00%, 1/1/27	3,000	3,748,680

Illinois Toll Highway Authority, 5.00%, 1/1/28	3,000	3,826,890

Pennsylvania Turnpike Commission, 1.64%, (SIFMA + 0.70%), 12/1/23(1)	3,000	3,020,160

South Carolina Transportation Infrastructure Bank, 1.643%, (67% of 1 mo. USD LIBOR + 0.45%), 10/1/22 (Put Date), 10/1/31(1)	5,000	5,018,350

		$33,390,180

Water and Sewer — 3.3%

Houston, TX, Combined Utility System Revenue, 1.515%, (70% of 1 mo. USD LIBOR + 0.36%), 8/1/21 (Put Date), 5/15/34(1)	$3,500	$3,503,605

Indianapolis, IN, Water System Revenue, 5.00%, 10/1/27	1,500	1,931,490

Kansas City, MO, Sanitary Sewer System Revenue, 5.00%, 1/1/25	500	599,355

San Francisco City and County Public Utilities Commission, CA, Wastewater Revenue, Green Bonds, 2.125% to 10/1/23 (Put Date), 10/1/48	2,500	2,590,050

Sanford, NC, Enterprise Systems Revenue, 5.00%, 6/1/27	605	767,793

Sanford, NC, Enterprise Systems Revenue, 5.00%, 6/1/29	255	336,409

		$9,728,702

Total Tax-Exempt Municipal Securities — 82.8% (identified cost $230,460,712)		$240,868,942

Taxable Municipal Securities — 2.6%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.2%

New York Environmental Facilities Corp., NY, 2.42%, 1/15/23	$530	$541,771

		$541,771

Security	Principal Amount (000’s omitted)	Value

General Obligations — 1.4%

Wisconsin, 2.096%, 5/1/26(3)	$1,000	$1,010,330

Wisconsin, 2.196%, 5/1/27(3)	3,000	3,035,610

		$4,045,940

Lease Revenue / Certificates of Participation — 0.3%

Oregon Department of Administrative Services, (Elliott State Forest), 3.169%, 5/1/26	$1,000	$1,066,510

		$1,066,510

Special Tax Revenue — 0.7%

New York Urban Development Corp., Personal Income Tax Revenue, 3.20%, 3/15/22	$900	$926,199

Successor Agency to San Diego Redevelopment Agency, CA, 3.25%, 9/1/22	600	622,980

Successor Agency to San Diego Redevelopment Agency, CA, 3.375%, 9/1/23	450	474,912

		$2,024,091

Total Taxable Municipal Securities — 2.6% (identified cost $7,494,306)		$7,678,312

U.S. Treasury Obligations — 13.6%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Note, 1.375%, 1/31/25	$7,330	$7,349,614

U.S. Treasury Note, 1.75%, 12/31/24	12,000	12,243,984

U.S. Treasury Note, 2.25%, 2/15/27	16,500	17,413,945

U.S. Treasury Note, 2.625%, 3/31/25	2,475	2,633,458

Total U.S. Treasury Obligations — 13.6% (identified cost $39,206,936)		$39,641,001

Total Investments — 99.0% (identified cost $277,161,954)		$288,188,255

Other Assets, Less Liabilities — 1.0%		$2,819,537

Net Assets — 100.0%		$291,007,792

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

12	See Notes to Financial Statements.

Parametric

TABS Short-Term Municipal Bond Fund

January 31, 2020

Portfolio of Investments — continued

At January 31, 2020, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

California	24.5%

Texas	12.1%

Others, representing less than 10% individually	62.4%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2020, 1.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.1% to 0.5% of total investments.

(1)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2020.

(2)	Multi-step coupon security. Interest rate represents the rate in effect at January 31, 2020.

(3)	When-issued security.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

LIBOR	–	London Interbank Offered Rate

MAC	–	Municipal Assurance Corp.

NPFG	–	National Public Finance Guarantee Corp.

PSF	–	Permanent School Fund

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

USD	–	United States Dollar

13	See Notes to Financial Statements.

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2020

Portfolio of Investments

Tax-Exempt Municipal Securities — 85.7%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.4%

Alaska Municipal Bond Bank Authority, 5.00%, 3/1/30	$1,145	$1,336,306

Texas Water Development Board, 4.00%, 10/15/34	2,445	2,905,907

Virginia Resources Authority, (Pooled Financing Program), 4.00%, 11/1/38	2,250	2,653,200

		$6,895,413

Education — 3.2%

Connecticut Health and Educational Facilities Authority, (Westminster School), 4.00%, 7/1/38	$2,050	$2,315,700

District of Columbia, (Georgetown University), 5.00%, 4/1/31	2,455	3,035,730

Nevada System of Higher Education, 5.00%, 7/1/23	500	568,205

New Jersey Educational Facilities Authority, (Princeton University), 4.00%, 7/1/27	590	669,556

South Dakota Health and Educational Facilities Authority, (Vocation Education Program), 5.00%, 8/1/27	1,200	1,447,164

University of North Carolina at Chapel Hill, 1.543%, (67% of 1 mo. USD LIBOR + 0.35%), 12/1/21 (Put Date), 12/1/41(1)	5,700	5,709,348

Virginia Commonwealth University, 4.00%, 11/1/32	1,285	1,526,105

		$15,271,808

Electric Utilities — 4.7%

Estes Park, CO, (Power and Communications Enterprise), 5.00%, 11/1/31	$1,540	$1,997,287

Estes Park, CO, (Power and Communications Enterprise), 5.00%, 11/1/32	1,000	1,291,700

Garland, TX, Electric Utility System Revenue, 4.00%, 3/1/32	1,015	1,217,371

Garland, TX, Electric Utility System Revenue, 4.00%, 3/1/33	1,055	1,260,968

Garland, TX, Electric Utility System Revenue, 4.00%, 3/1/34	375	447,169

Garland, TX, Electric Utility System Revenue, 4.00%, 3/1/35	375	445,931

Garland, TX, Electric Utility System Revenue, 4.00%, 3/1/36	400	474,120

North Carolina Municipal Power Agency Number 1, (Catawba), 5.00%, 1/1/23	1,485	1,656,057

Omaha Public Power District, NE, Prerefunded to 2/1/22, 5.00%, 2/1/29	810	875,740

Pend Oreille County Public Utility District No. 1, WA, Green Bonds, 5.00%, 1/1/24	1,000	1,132,910

Springfield Electric System Revenue, IL, 5.00%, 3/1/27	3,000	3,548,910

Springfield Electric System Revenue, IL, 5.00%, 3/1/28	3,475	4,095,114

Springfield Electric System Revenue, IL, 5.00%, 3/1/29	3,325	3,908,271

		$22,351,548

Escrowed / Prerefunded — 2.6%

Edgewood City School District, OH, Prerefunded to 6/1/23, 5.25%, 12/1/33	$4,500	$5,141,340

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Metropolitan Transportation Authority, NY, Prerefunded to 5/15/23, 5.00%, 11/15/32	$1,000	$1,138,860

New York, Escrowed to Maturity, 5.00%, 2/15/20	1,210	1,211,561

Nixa Public Schools, MO, (Refunding & Improvement - Direct Deposit Program), Prerefunded to 3/1/20, 5.00%, 3/1/31	505	506,555

North Olmsted City School District, OH, Prerefunded to 12/1/23, 5.00%, 12/1/32	1,000	1,156,260

Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), Prerefunded to 8/15/22, 5.00%, 8/15/32	2,885	3,177,972

		$12,332,548

General Obligations — 26.0%

Adams 12 Five Star Schools, CO, 5.00%, 12/15/28	$5,000	$6,265,850

Adams 12 Five Star Schools, CO, 5.00%, 12/15/30	5,000	6,223,050

Alvin Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/35	2,000	2,323,720

Alvin Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/36	2,090	2,418,443

Anchorage, AK, 5.00%, 9/1/28	1,835	2,220,166

Batavia, IL, 4.00%, 11/1/24	755	811,897

Beaverton School District No. 48J, Washington and Multnomah Counties, OR, 5.00%, 6/15/35	5,000	6,228,800

Bergen County, NJ, 3.00%, 12/1/32	4,700	5,161,681

California, 5.00%, 8/1/28	2,000	2,641,620

Cape May County, NJ, 3.00%, 10/1/29	3,095	3,375,562

Cape May County, NJ, 3.00%, 10/1/30	2,670	2,895,829

Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/36	1,035	671,229

Cleveland Municipal School District, OH, 5.00%, 12/1/32	4,900	5,490,646

Columbus City School District, OH, 5.00%, 12/1/27	1,000	1,188,930

Crystal Lake, IL, 4.00%, 12/15/23	455	492,952

Dallas County, TX, 5.00%, 8/15/29	5,200	6,422,364

Decatur, IL, 5.00%, 3/1/23	1,030	1,137,810

Denton County, TX, 3.00%, 7/15/33	1,490	1,605,818

Denton County, TX, 4.00%, 7/15/30	1,000	1,206,590

Douglas County School District No. RE-1, CO, 4.00%, 12/15/35	3,120	3,653,270

Florida Board of Education, 5.00%, 6/1/28	5,000	6,028,100

Gladstone School District No. 115, Clackamas County, OR, 0.00%, 6/15/26	1,000	914,740

Glendale Unified School District, CA, 0.00%, 9/1/30	5,280	3,904,560

Greensboro, NC, 5.00%, 2/1/28	1,790	2,238,270

Homewood, AL, 5.00%, 9/1/32	1,070	1,312,237

Katy Independent School District, TX, (PSF Guaranteed), 1.403%, (67% of 1 mo. USD LIBOR + 0.28%), 8/16/21 (Put Date), 8/15/36(1)	500	500,005

14	See Notes to Financial Statements.

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

La Grange Park District, IL, 5.00%, 12/1/22	$440	$485,232

Lakeland, FL, 5.00%, 10/1/31	1,860	2,203,337

Leander Independent School District, TX, 0.00%, 8/15/20	1,955	1,944,365

Leander Independent School District, TX, 0.00%, 8/15/23	1,000	961,160

Lincoln, MA, 4.00%, 3/1/33	2,285	2,755,413

Long Beach Unified School District, CA, (Election of 2008), 0.00%, 8/1/31	1,675	1,186,888

Long Beach Unified School District, CA, (Election of 2008), 0.00%, 8/1/32	1,500	1,015,845

Macomb County, MI, 4.00%, 5/1/24	1,000	1,125,740

Morris Township, NJ, 3.00%, 11/1/29	185	204,762

Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/25	2,115	1,991,886

Neshaminy School District, PA, 4.00%, 11/1/26	660	733,880

New Hampshire, 4.00%, 12/1/32	2,085	2,484,674

North East Independent School District, TX, (PSF Guaranteed), 4.00%, 8/1/36	760	885,993

North East Independent School District, TX, (PSF Guaranteed), 4.00%, 8/1/37	600	697,140

Oxnard Union High School District, CA, (Election of 2018), 5.00%, 8/1/35	1,650	2,019,501

Pennsylvania, 4.00%, 6/1/30	2,500	2,664,175

Plano Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/30	2,500	2,720,000

Port of Seattle, WA, Limited Tax General Obligation Bonds, 5.00%, 6/1/28	4,045	4,738,717

Rowland Unified School District, CA, (Election of 2012), 0.00%, 8/1/33	2,735	1,675,187

San Francisco Bay Area Rapid Transit District, CA, 4.00%, 8/1/33	1,350	1,542,848

San Juan Unified School District, CA, (Election of 2012), 4.00%, 8/1/31	3,250	3,856,060

South Suburban Park and Recreation District, CO, 5.00%, 12/15/29	1,255	1,683,972

South Texas Community College District, 5.00%, 8/15/23	1,560	1,777,370

Tennessee, 5.00%, 9/1/29	1,800	2,127,654

Township High School District No. 204, IL, 4.25%, 12/15/22	1,230	1,334,107

Wylie Independent School District, TX, (PSF Guaranteed), 6.50%, 8/15/26	700	872,956

Zeeland Public Schools, MI, 5.00%, 5/1/24	1,000	1,150,550

		$124,173,551

Hospital — 7.7%

California Health Facilities Financing Authority, (El Camino Hospital), 5.00%, 2/1/33	$1,000	$1,241,000

Carroll City-County Hospital Authority, GA, (Tanner Medical Center, Inc.), 5.00%, 7/1/34	2,660	3,117,174

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Colorado Health Facilities Authority, (Sanford Health), 5.00%, 11/1/32	$3,025	$3,876,174

Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/35	3,150	3,737,381

Kansas Development Finance Authority, (Adventist Health System), 5.00%, 11/15/28	5,090	5,509,467

Maricopa County Industrial Development Authority, AZ, (Banner Health), 1.32%, (SIFMA + 0.38%), 10/18/22 (Put Date), 1/1/35(1)	975	976,765

Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/24	800	910,576

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/24	215	243,376

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/27	2,005	2,282,612

Ohio, (Cleveland Clinic Health System), 1.34%, (SIFMA + 0.40%), 6/1/23 (Put Date), 1/1/52(1)	5,500	5,511,220

Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania Health System), 4.00%, 8/15/34	1,360	1,618,658

Richmond County Hospital Authority, GA, (University Health Services, Inc.), 4.00%, 1/1/36	1,100	1,217,205

Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/24	520	603,143

St. Paul Housing and Redevelopment Authority, MN, (HealthPartners Obligated Group), 5.00%, 7/1/30	600	703,728

University of North Carolina Hospitals at Chapel Hill, 5.00%, 2/1/33	1,540	1,957,217

University of North Carolina Hospitals at Chapel Hill, 5.00%, 2/1/34	1,660	2,105,444

Yuma Industrial Development Authority, AZ, (Yuma Regional Medical Center), 5.00%, 8/1/22	1,000	1,091,190

		$36,702,330

Housing — 1.8%

Massachusetts Housing Finance Agency, 1.45% to 12/1/22 (Put Date), 12/1/49	$1,800	$1,809,756

New York Mortgage Agency, 2.05%, 4/1/28	1,000	1,033,160

New York Mortgage Agency, 2.15%, 4/1/29	1,390	1,443,265

New York Mortgage Agency, 2.25%, 4/1/30	1,000	1,031,180

New York Mortgage Agency, 2.35%, 4/1/31	1,835	1,891,426

New York Mortgage Agency, 2.40%, 10/1/31	1,130	1,164,906

		$8,373,693

Insured – Education — 0.1%

Northern Arizona University, (BAM), 5.00%, 6/1/32	$500	$663,710

		$663,710

15	See Notes to Financial Statements.

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations — 2.2%

Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/33	$3,535	$2,158,330

San Mateo County Community College District, CA, (Election of 2005), (NPFG), 0.00%, 9/1/29	5,000	4,356,250

Yonkers, NY, (BAM), 4.00%, 5/1/35	750	892,245

Yonkers, NY, (BAM), Series 2019A, 4.00%, 5/1/34	795	949,198

Yonkers, NY, (BAM), Series 2019B, 4.00%, 5/1/34	1,855	2,223,959

		$10,579,982

Insured – Water and Sewer — 0.2%

Santa Fe, NM, Wastewater Utility System Revenue, Green Bonds, (BAM), 4.00%, 6/1/32	$275	$322,155

Santa Fe, NM, Wastewater Utility System Revenue, Green Bonds, (BAM), 4.00%, 6/1/34	225	262,334

Santa Fe, NM, Wastewater Utility System Revenue, Green Bonds, (BAM), 4.00%, 6/1/35	170	197,720

		$782,209

Lease Revenue / Certificates of Participation — 3.4%

Aspen Fire Protection District, CO, 4.00%, 12/1/24	$130	$147,490

Aspen Fire Protection District, CO, 4.00%, 12/1/27	235	279,920

Aspen Fire Protection District, CO, 4.00%, 12/1/28	225	270,698

Cincinnati City School District, OH, 5.00%, 12/15/29	1,305	1,525,336

Oklahoma County Finance Authority, OK, (Deer Creek Public Schools), 5.00%, 12/1/26	1,410	1,707,468

Orange County School Board, FL, 5.00%, 8/1/26	4,300	5,361,369

Palo Alto, CA, (California Avenue Parking Garage), 5.00%, 11/1/36	1,295	1,662,832

Palo Alto, CA, (California Avenue Parking Garage), 5.00%, 11/1/37	260	332,623

Palo Alto, CA, (California Avenue Parking Garage), 5.00%, 11/1/38	420	535,370

Palo Alto, CA, (California Avenue Parking Garage), 5.00%, 11/1/39	425	540,370

South Dakota Building Authority, 5.00%, 6/1/26	1,000	1,174,380

South Dakota Building Authority, 5.00%, 6/1/32	1,500	1,734,360

Virginia Public Building Authority, 4.00%, 8/1/35	1,000	1,196,800

		$16,469,016

Other Revenue — 12.1%

Bexar County, TX, Motor Vehicle Rental Tax Revenue, 4.00%, 8/15/36	$1,000	$1,171,500

Black Belt Energy Gas District, AL, 4.00% to 12/1/25 (Put Date), 12/1/49	5,000	5,677,350

Central Plains Energy Project, NE, Gas Supply Revenue, 4.00% to 8/1/25 (Put Date), 12/1/49	5,000	5,677,350

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/30	$1,055	$1,275,611

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/31	965	1,164,958

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/35	380	453,811

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/36	450	535,842

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00% to 6/1/25 (Put Date), 12/1/49	5,000	5,616,700

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00% to 2/1/28 (Put Date), 2/1/50	2,500	2,918,850

Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 12/1/33	2,425	3,095,149

Main Street Natural Gas, Inc., GA, Gas Supply Revenue, 4.00% to 9/1/26 (Put Date), 3/1/50	2,500	2,887,625

Main Street Natural Gas, Inc., GA, Gas Supply Revenue, (Liq: Royal Bank of Canada), 1.51%, (SIFMA + 0.57%), 8/1/48(1)	8,000	8,002,800

Main Street Natural Gas, Inc., GA, Gas Supply Revenue, (Liq: Royal Bank of Canada), 4.00%, 4/1/48	5,000	5,479,050

Orange County, FL, Tourist Development Tax Revenue, 4.00%, 10/1/32	5,000	5,758,700

San Diego Association of Governments, CA, (Mid-Coast Corridor Transit), Green Bonds, 1.80%, 11/15/27	1,000	1,015,000

Tennergy Corp., TN, Gas Supply Revenue, 5.00%, 2/1/50	6,000	6,979,440

		$57,709,736

Senior Living / Life Care — 0.8%

Illinois Finance Authority, (Presbyterian Homes Obligated Group), 2.597%, (70% of 1 mo. USD LIBOR + 1.35%), 5/1/21 (Put Date), 5/1/36(1)	$2,500	$2,504,200

North Carolina Medical Care Commission, (Deerfield Episcopal Retirement Community, Inc.), 5.00%, 11/1/31	1,000	1,203,530

		$3,707,730

Special Tax Revenue — 1.8%

Contra Costa Transportation Authority, CA, Sales Tax Revenue, 1.497%, (70% of 1 mo. USD LIBOR + 0.25%), 9/1/21 (Put Date), 3/1/34(1)	$1,525	$1,527,318

Massachusetts School Building Authority, Dedicated Sales Tax Revenue, 5.00%, 5/15/33	2,000	2,256,520

Miami-Dade County, FL, Transit System Sales Surtax Revenue, 4.00%, 7/1/36	1,000	1,125,120

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 11/1/31	3,220	3,580,189

		$8,489,147

16	See Notes to Financial Statements.

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation — 13.0%

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/33	$1,000	$1,180,220

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/34	1,000	1,179,180

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/33	3,750	4,655,700

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/34	3,750	4,647,900

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/37	1,500	1,847,460

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/32	4,000	4,591,560

E-470 Public Highway Authority, CO, 1.533%, (67% of 1 mo. USD LIBOR + 0.42%), 9/1/21 (Put Date), 9/1/39(1)	3,000	3,000,090

Florida Department of Transportation, 5.00%, 7/1/28	2,455	3,063,398

Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	1,000	1,205,980

Illinois Toll Highway Authority, 5.00%, 1/1/33	315	377,512

Louisiana Transportation Authority, 5.00%, 8/15/30	1,885	2,129,409

Louisiana Transportation Authority, 5.00%, 8/15/31	1,230	1,389,482

Louisiana Transportation Authority, 5.00%, 8/15/32	1,090	1,230,119

Massachusetts Department of Transportation, 5.00%, 1/1/31	1,965	2,545,893

Metropolitan Transportation Authority, NY, 2.013%, (67% of 1 mo. USD LIBOR + 0.82%), 2/1/22 (Put Date), 11/1/26(1)	6,625	6,653,289

Metropolitan Transportation Authority, NY, 5.00%, 11/15/27	3,500	4,348,750

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/35	1,835	2,312,761

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/36	1,615	2,030,071

South Carolina Transportation Infrastructure Bank, 1.643%, (67% of 1 mo. USD LIBOR + 0.45%), 10/1/22 (Put Date), 10/1/31(1)	10,000	10,036,700

Wayne County Airport Authority, MI, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/34	3,000	3,823,020

		$62,248,494

Water and Sewer — 4.7%

East Bay Municipal Utility District, CA, Water System Revenue, 5.00%, 6/1/30	$3,870	$4,699,341

Garland, TX, Water and Sewer System Revenue, 4.00%, 3/1/31	1,370	1,625,204

Hamilton County, OH, Sewer System, 5.00%, 12/1/24	1,000	1,152,730

Hamilton County, OH, Sewer System, 5.00%, 12/1/28	2,210	2,537,655

Kansas City, MO, Sanitary Sewer System Revenue, 5.00%, 1/1/30	600	767,340

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 4.00%, 6/15/36	6,000	7,130,280

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), Series EE, 5.00%, 6/15/35	1,155	1,302,655

Northeast Ohio Regional Sewer District, Prerefunded to 5/15/23, 5.00%, 11/15/38	1,000	1,134,320

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)

Westmoreland County Municipal Authority, PA, Water and Sewer Revenue, Prerefunded to 8/15/23, 5.00%, 8/15/31	$1,735	$1,982,289

		$22,331,814

Total Tax-Exempt Municipal Securities — 85.7% (identified cost $380,257,674)		$409,082,729

Taxable Municipal Securities — 0.2%
Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 0.2%

Successor Agency to San Diego Redevelopment Agency, CA, 3.625%, 9/1/25	$500	$545,325

Successor Agency to San Diego Redevelopment Agency, CA, 3.75%, 9/1/26	625	682,188

Total Taxable Municipal Securities — 0.2% (identified cost $1,121,938)		$1,227,513

U.S. Treasury Obligations — 11.6%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Note, 1.375%, 1/31/25	$4,000	$4,010,703

U.S. Treasury Note, 1.625%, 8/15/29	11,000	11,118,594

U.S. Treasury Note, 2.25%, 2/15/27	38,130	40,242,044

Total U.S. Treasury Obligations — 11.6% (identified cost $54,461,186)		$55,371,341

Total Investments — 97.5% (identified cost $435,840,798)		$465,681,583

Other Assets, Less Liabilities — 2.5%		$11,785,809

Net Assets — 100.0%		$477,467,392

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2020, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

California	19.9%

Others, representing less than 10% individually	77.6%

17	See Notes to Financial Statements.

Parametric

TABS Intermediate-Term Municipal Bond Fund

January 31, 2020

Portfolio of Investments — continued

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2020, 2.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.5% to 1.2% of total investments.

(1)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2020.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

LIBOR	–	London Interbank Offered Rate

Liq	–	Liquidity Provider

NPFG	–	National Public Finance Guarantee Corp.

PSF	–	Permanent School Fund

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

USD	–	United States Dollar

18	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2020

Statements of Assets and Liabilities

	January 31, 2020
Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Investments —

Identified cost	$277,161,954	$435,840,798

Unrealized appreciation	11,026,301	29,840,785

Investments, at value	$288,188,255	$465,681,583

Cash	$4,922,397	$7,874,516

Interest receivable	2,001,035	3,807,347

Receivable for investments sold	7,350,942	—

Receivable for Fund shares sold	579,641	1,242,819

Receivable from affiliates	—	33,671

Total assets	$303,042,270	$478,639,936

Liabilities

Payable for investments purchased	$7,350,864	$—

Payable for when-issued securities	4,000,000	—

Payable for Fund shares redeemed	283,210	298,885

Distributions payable	89,301	394,944

Payable to affiliates:

Investment adviser and administration fee	122,996	241,496

Distribution and service fees	44,448	29,664

Accrued expenses	143,659	207,555

Total liabilities	$12,034,478	$1,172,544

Net Assets	$291,007,792	$477,467,392

Sources of Net Assets

Paid-in capital	$279,078,465	$445,452,360

Distributable earnings	11,929,327	32,015,032

Net Assets	$291,007,792	$477,467,392

Class A Shares

Net Assets	$109,209,766	$50,696,553

Shares Outstanding	10,243,119	3,957,680

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.66	$12.81

Maximum Offering Price Per Share

(100 ÷ 97.75 and 95.25, respectively, of net asset value per share)	$10.91	$13.45

Class C Shares

Net Assets	$24,621,622	$22,557,322

Shares Outstanding	2,314,774	1,761,370

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.64	$12.81

Class I Shares

Net Assets	$157,176,404	$404,213,517

Shares Outstanding	14,737,881	31,524,439

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.66	$12.82

On sales of $100,000 or more ($50,000 or more for Intermediate-Term Municipal Bond Fund), the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

19	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2020

Statements of Operations

	Year Ended January 31, 2020
Investment Income	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Interest	$7,214,514	$12,269,191

Total investment income	$7,214,514	$12,269,191

Expenses

Investment adviser and administration fee	$1,541,568	$2,709,276

Distribution and service fees

Class A	272,325	118,410

Class C	307,688	232,789

Trustees’ fees and expenses	15,050	23,091

Custodian fee	78,372	108,692

Transfer and dividend disbursing agent fees	101,807	254,711

Legal and accounting services	55,897	57,911

Printing and postage	19,452	30,640

Registration fees	51,985	72,475

Miscellaneous	19,819	24,934

Total expenses	$2,463,963	$3,632,929

Deduct —

Allocation of expenses to affiliates	$—	$343,817

Total expense reductions	$—	$343,817

Net expenses	$2,463,963	$3,289,112

Net investment income	$4,750,551	$8,980,079

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$2,944,133	$7,656,471

Net realized gain	$2,944,133	$7,656,471

Change in unrealized appreciation (depreciation) —

Investments	$6,096,681	$15,203,388

Net change in unrealized appreciation (depreciation)	$6,096,681	$15,203,388

Net realized and unrealized gain	$9,040,814	$22,859,859

Net increase in net assets from operations	$13,791,365	$31,839,938

20	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2020

Statements of Changes in Net Assets

	Year Ended January 31, 2020
Increase (Decrease) in Net Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

From operations —

Net investment income	$4,750,551	$8,980,079

Net realized gain	2,944,133	7,656,471

Net change in unrealized appreciation (depreciation)	6,096,681	15,203,388

Net increase in net assets from operations	$13,791,365	$31,839,938

Distributions to shareholders —

Class A	$(1,642,693)	$(1,007,681)

Class C	(235,208)	(315,206)

Class I	(2,831,326)	(9,026,528)

Total distributions to shareholders	$(4,709,227)	$(10,349,415)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$10,061,715	$16,210,550

Class C	1,078,726	2,537,868

Class I	35,147,630	113,305,274

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,434,638	610,422

Class C	196,336	118,635

Class I	1,799,529	3,971,143

Cost of shares redeemed

Class A	(22,850,228)	(11,264,572)

Class C	(9,801,351)	(5,489,935)

Class I	(49,306,462)	(127,839,848)

Net asset value of shares converted

Class A	3,597,242	198,281

Class C	(3,597,242)	(198,281)

Net decrease in net assets from Fund share transactions	$(32,239,467)	$(7,840,463)

Net increase (decrease) in net assets	$(23,157,329)	$13,650,060

Net Assets

At beginning of year	$314,165,121	$463,817,332

At end of year	$291,007,792	$477,467,392

21	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2020

Statements of Changes in Net Assets — continued

	Year Ended January 31, 2019
Increase (Decrease) in Net Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

From operations —

Net investment income	$5,258,523	$10,091,677

Net realized loss	(1,650,988)	(492,750)

Net change in unrealized appreciation (depreciation)	2,630,490	1,921,475

Net increase in net assets from operations	$6,238,025	$11,520,402

Distributions to shareholders —

Class A	$(1,945,492)	$(861,103)

Class C	(326,194)	(322,058)

Class I	(2,962,149)	(8,895,783)

Total distributions to shareholders	$(5,233,835)	$(10,078,944)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$10,209,302	$4,302,642

Class C	1,888,722	1,985,352

Class I	70,230,004	141,045,676

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,675,245	528,823

Class C	279,114	144,386

Class I	2,060,815	3,477,172

Cost of shares redeemed

Class A	(49,297,736)	(11,801,998)

Class C	(17,405,888)	(5,875,657)

Class I	(87,365,549)	(162,581,776)

Net asset value of shares converted

Class A	1,103,425	1,087,728

Class C	(1,103,425)	(1,087,728)

Net decrease in net assets from Fund share transactions	$(67,725,971)	$(28,775,380)

Net decrease in net assets	$(66,721,781)	$(27,333,922)

Net Assets

At beginning of year	$380,886,902	$491,151,254

At end of year	$314,165,121	$463,817,332

22	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2020

Financial Highlights

	Short-Term Municipal Bond Fund — Class A

	Year Ended January 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$10.350	$10.300	$10.370	$10.690	$10.740

Income (Loss) From Operations

Net investment income	$0.160 (1)	$0.154 (1)	$0.149	$0.130	$0.134

Net realized and unrealized gain (loss)	0.308	0.049	(0.074)	(0.254)	0.011	(2)

Total income (loss) from operations	$0.468	$0.203	$0.075	$(0.124)	$0.145

Less Distributions

From net investment income	$(0.158)	$(0.153)	$(0.145)	$(0.128)	$(0.133)

From net realized gain	—	—	—	(0.068)	(0.062)

Total distributions	$(0.158)	$(0.153)	$(0.145)	$(0.196)	$(0.195)

Net asset value — End of year	$10.660	$10.350	$10.300	$10.370	$10.690

Total Return(3)	4.56%	2.00%	0.71%	(1.18)%	1.38%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$109,210	$113,654	$149,651	$199,916	$227,242

Ratios (as a percentage of average daily net assets):

Expenses	0.88%	0.91%	0.90%	0.90%	0.89	%(4)

Net investment income	1.52%	1.50%	1.39%	1.21%	1.26%

Portfolio Turnover	51%	67%	54%	63%	47%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

23	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2020

Financial Highlights — continued

	Short-Term Municipal Bond Fund — Class C

	Year Ended January 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$10.320	$10.270	$10.340	$10.660	$10.720

Income (Loss) From Operations

Net investment income(1)	$0.082	$0.077	$0.067	$0.049	$0.054

Net realized and unrealized gain (loss)	0.317	0.049	(0.071)	(0.253)	0.001	(2)

Total income (loss) from operations	$0.399	$0.126	$(0.004)	$(0.204)	$0.055

Less Distributions

From net investment income	$(0.079)	$(0.076)	$(0.066)	$(0.048)	$(0.053)

From net realized gain	—	—	—	(0.068)	(0.062)

Total distributions	$(0.079)	$(0.076)	$(0.066)	$(0.116)	$(0.115)

Net asset value — End of year	$10.640	$10.320	$10.270	$10.340	$10.660

Total Return(3)	3.88%	1.24%	(0.04)%	(1.92)%	0.53%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$24,622	$35,832	$52,079	$69,622	$85,043

Ratios (as a percentage of average daily net assets):

Expenses	1.63%	1.66%	1.65%	1.65%	1.65	%(4)

Net investment income	0.78%	0.75%	0.64%	0.46%	0.51%

Portfolio Turnover	51%	67%	54%	63%	47%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

24	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2020

Financial Highlights — continued

	Short-Term Municipal Bond Fund — Class I

	Year Ended January 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$10.350	$10.300	$10.370	$10.690	$10.750

Income (Loss) From Operations

Net investment income	$0.186	$0.181	$0.172	$0.156	$0.161

Net realized and unrealized gain (loss)	0.308	0.048	(0.071)	(0.253)	0.001	(1)

Total income (loss) from operations	$0.494	$0.229	$0.101	$(0.097)	$0.162

Less Distributions

From net investment income	$(0.184)	$(0.179)	$(0.171)	$(0.155)	$(0.160)

From net realized gain	—	—	—	(0.068)	(0.062)

Total distributions	$(0.184)	$(0.179)	$(0.171)	$(0.223)	$(0.222)

Net asset value — End of year	$10.660	$10.350	$10.300	$10.370	$10.690

Total Return(2)	4.82%	2.25%	0.96%	(0.93)%	1.54%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$157,176	$164,679	$179,156	$204,247	$217,956

Ratios (as a percentage of average daily net assets):

Expenses	0.63%	0.66%	0.65%	0.65%	0.64	%(3)

Net investment income	1.77%	1.75%	1.64%	1.46%	1.51%

Portfolio Turnover	51%	67%	54%	63%	47%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

25	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2020

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class A

	Year Ended January 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$12.210	$12.160	$12.070	$12.430	$12.320

Income (Loss) From Operations

Net investment income	$0.228	$0.235	$0.227	$0.197	$0.199

Net realized and unrealized gain (loss)	0.637	0.050	0.090	(0.353)	0.110

Total income (loss) from operations	$0.865	$0.285	$0.317	$(0.156)	$0.309

Less Distributions

From net investment income	$(0.228)	$(0.235)	$(0.227)	$(0.196)	$(0.199)

From net realized gain	(0.037)	—	—	(0.008)	—

Total distributions	$(0.265)	$(0.235)	$(0.227)	$(0.204)	$(0.199)

Net asset value — End of year	$12.810	$12.210	$12.160	$12.070	$12.430

Total Return(1)(2)	7.15%	2.38%	2.62%	(1.29)%	2.57%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$50,697	$42,715	$48,494	$57,262	$61,227

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.90%	0.90%	0.90%	0.90%	0.90	%(3)

Net investment income	1.81%	1.95%	1.85%	1.57%	1.65%

Portfolio Turnover	74%	86%	62%	68%	62%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and/or sub-adviser reimbursed certain operating expenses (equal to 0.08%, 0.08%, 0.07%, 0.07% and 0.09% of average daily net assets for the years ended January 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

26	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2020

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class C

	Year Ended January 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$12.210	$12.160	$12.060	$12.430	$12.310

Income (Loss) From Operations

Net investment income	$0.133	$0.143	$0.134	$0.101	$0.109

Net realized and unrealized gain (loss)	0.638	0.051	0.101	(0.361)	0.120

Total income (loss) from operations	$0.771	$0.194	$0.235	$(0.260)	$0.229

Less Distributions

From net investment income	$(0.134)	$(0.144)	$(0.135)	$(0.102)	$(0.109)

From net realized gain	(0.037)	—	—	(0.008)	—

Total distributions	$(0.171)	$(0.144)	$(0.135)	$(0.110)	$(0.109)

Net asset value — End of year	$12.810	$12.210	$12.160	$12.060	$12.430

Total Return(1)(2)	6.35%	1.61%	1.94%	(2.11)%	1.88%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$22,557	$24,456	$29,221	$34,920	$38,737

Ratios (as a percentage of average daily net assets):

Expenses(2)	1.65%	1.65%	1.65%	1.65%	1.65	%(3)

Net investment income	1.08%	1.20%	1.10%	0.82%	0.90%

Portfolio Turnover	74%	86%	62%	68%	62%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and/or sub-adviser reimbursed certain operating expenses (equal to 0.08%, 0.08%, 0.07%, 0.07% and 0.09% of average daily net assets for the years ended January 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

27	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2020

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class I

	Year Ended January 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$12.220	$12.180	$12.080	$12.440	$12.330

Income (Loss) From Operations

Net investment income	$0.260	$0.265	$0.258	$0.227	$0.230

Net realized and unrealized gain (loss)	0.636	0.040	0.100	(0.352)	0.110

Total income (loss) from operations	$0.896	$0.305	$0.358	$(0.125)	$0.340

Less Distributions

From net investment income	$(0.259)	$(0.265)	$(0.258)	$(0.227)	$(0.230)

From net realized gain	(0.037)	—	—	(0.008)	—

Total distributions	$(0.296)	$(0.265)	$(0.258)	$(0.235)	$(0.230)

Net asset value — End of year	$12.820	$12.220	$12.180	$12.080	$12.440

Total Return(1)(2)	7.41%	2.63%	2.87%	(1.04)%	2.82%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$404,214	$396,647	$413,436	$434,942	$347,631

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.65%	0.65%	0.65%	0.65%	0.65	%(3)

Net investment income	2.07%	2.19%	2.10%	1.82%	1.90%

Portfolio Turnover	74%	86%	62%	68%	62%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator and/or sub-adviser reimbursed certain operating expenses (equal to 0.08%, 0.08%, 0.07%, 0.07% and 0.09% of average daily net assets for the years ended January 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

28	See Notes to Financial Statements.

Parametric

TABS Municipal Bond Funds

January 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of six funds, two of which, each diversified, are included in these financial statements. They include Parametric TABS Short-Term Municipal Bond Fund (formerly, Eaton Vance TABS Short-Term Municipal Bond Fund) (Short-Term Municipal Bond Fund) and Parametric TABS Intermediate-Term Municipal Bond Fund (formerly, Eaton Vance TABS Intermediate-Term Municipal Bond Fund) (Intermediate-Term Municipal Bond Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to seek after-tax total return. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2020, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

29

Parametric

TABS Municipal Bond Funds

January 31, 2020

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2020 and January 31, 2019 was as follows:

	Year Ended January 31, 2020
	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Tax-exempt income	$4,627,395	$8,917,386

Ordinary income	$81,832	$47,676

Long-term capital gains	$—	$1,384,353

	Year Ended January 31, 2019
	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Tax-exempt income	$5,002,054	$10,018,552

Ordinary income	$231,781	$60,392

30

Parametric

TABS Municipal Bond Funds

January 31, 2020

Notes to Financial Statements — continued

During the year ended January 31, 2020, the following amounts were reclassified due to Funds’ use of equalization accounting. Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Change in:

Paid-in capital	$75,493	$211,488

Distributable earnings	$(75,493)	$(211,488)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of January 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Undistributed tax-exempt income	$21,995	$380,485

Undistributed long-term capital gains	$903,724	$2,164,006

Net unrealized appreciation	$11,092,909	$29,865,485

Distributions payable	$(89,301)	$(394,944)

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2020, as determined on a federal income tax basis, were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Aggregate cost	$277,095,346	$435,816,098

Gross unrealized appreciation	$11,093,054	$29,865,485

Gross unrealized depreciation	(145)	—

Net unrealized appreciation	$11,092,909	$29,865,485

31

Parametric

TABS Municipal Bond Funds

January 31, 2020

Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to each Fund. The fee is based upon a percentage of average daily net assets as presented in the following table and is payable monthly.

	Annual Asset Rate
Daily Net Assets	Short-Term Municipal Bond Fund		Intermediate-Term Municipal Bond Fund

Up to $500 million	0.50	%*	0.60%

$500 million up to $1 billion	0.49	%*	0.60%

On average daily net assets of $1 billion or more, the rates are reduced.

*

Pursuant to a fee reduction agreement effective May 1, 2019 between the Trust on behalf of Short-Term Municipal Bond Fund and EVM. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of Short-Term Municipal Bond Fund who are not interested persons of EVM or Short-Term Municipal Bond Fund and by the vote of a majority of shareholders. Prior to May 1, 2019, the annual investment adviser and administration fee rate for Short-Term Municipal Bond Fund was 0.55% on Daily Net Assets up to $500 million and 0.54% on Daily Net Assets from $500 million up to $1 billion.

For the year ended January 31, 2020, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Investment Adviser and Administration Fee	$1,541,568	$2,709,276

Effective Annual Rate	0.51%	0.60%

Pursuant to a sub-advisory agreement effective January 15, 2020, EVM has delegated the investment management of the Funds to Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Funds.

For Intermediate-Term Municipal Bond Fund, EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.90%, 1.65% and 0.65% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after May 31, 2020. Pursuant to this agreement, EVM and Parametric were allocated $343,817 in total of Intermediate-Term Municipal Bond Fund’s operating expenses for the year ended January 31, 2020.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2020 were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

EVM’s Sub-Transfer Agent Fees	$5,741	$3,710

EVD’s Class A Sales Charges	$550	$6,230

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

32

Parametric

TABS Municipal Bond Funds

January 31, 2020

Notes to Financial Statements — continued

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2020 for Class A shares amounted to the following:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Class A Distribution and Service Fees	$272,325	$118,410

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. For the year ended January 31, 2020, the Funds paid or accrued to EVD the following distribution fees:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Class C Distribution Fees	$230,766	$174,592

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2020 amounted to the following:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Class C Service Fees	$76,922	$58,197

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within twelve months of purchase. Class A shares of Intermediate-Term Municipal Bond Fund and, effective December 2, 2019, Short-Term Municipal Bond Fund, may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2020, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Class C	$300	$—

33

Parametric

TABS Municipal Bond Funds

January 31, 2020

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2020 were as follows:

	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Purchases:

Investments (non-U.S. Government)	$103,200,880	$273,503,561

U.S. Government and Agency Securities	$47,846,402	$54,464,833

Sales:

Investments (non-U.S. Government)	$163,881,760	$341,694,849

U.S. Government and Agency Securities	$8,823,036	$—

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Short-Term Municipal Bond Fund
	Year Ended January 31, 2020
	Class A	Class C	Class I

Sales	957,090	103,234	3,354,024

Issued to shareholders electing to receive payments of distributions in Fund shares	136,655	18,764	171,321

Redemptions	(2,178,569)	(936,091)	(4,701,315)

Converted from Class C shares	341,986	—	—

Converted to Class A shares	—	(342,697)	—

Net decrease	(742,838)	(1,156,790)	(1,175,970)

	Year Ended January 31, 2019
	Class A	Class C	Class I

Sales	996,823	184,904	6,856,949

Issued to shareholders electing to receive payments of distributions in Fund shares	163,559	27,318	201,173

Redemptions	(4,814,522)	(1,702,951)	(8,538,609)

Converted from Class C shares	106,835	—	—

Converted to Class A shares	—	(107,123)	—

Net decrease	(3,547,305)	(1,597,852)	(1,480,487)

34

Parametric

TABS Municipal Bond Funds

January 31, 2020

Notes to Financial Statements — continued

Intermediate-Term Municipal Bond Fund
	Year Ended January 31, 2020
	Class A	Class C	Class I

Sales	1,292,468	202,725	9,036,868

Issued to shareholders electing to receive payments of distributions in Fund shares	48,595	9,466	315,935

Redemptions	(897,453)	(438,549)	(10,283,185)

Converted from Class C shares	15,763	—	—

Converted to Class A shares	—	(15,764)	—

Net increase (decrease)	459,373	(242,122)	(930,382)

	Year Ended January 31, 2019
	Class A	Class C	Class I

Sales	355,900	164,304	11,656,386

Issued to shareholders electing to receive payments of distributions in Fund shares	43,777	11,957	287,558

Redemptions	(977,358)	(486,470)	(13,446,326)

Converted from Class C shares	89,315	—	—

Converted to Class A shares	—	(89,376)	—

Net decrease	(488,366)	(399,585)	(1,502,382)

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2020.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

35

Parametric

TABS Municipal Bond Funds

January 31, 2020

Notes to Financial Statements — continued

At January 31, 2020, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Short-Term Municipal Bond Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$240,868,942	$—	$240,868,942

Taxable Municipal Securities	—	7,678,312	—	7,678,312

U.S. Treasury Obligations	—	39,641,001	—	39,641,001

Total Investments	$—	$288,188,255	$—	$288,188,255

Intermediate-Term Municipal Bond Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$409,082,729	$—	$409,082,729

Taxable Municipal Securities	—	1,227,513	—	1,227,513

U.S. Treasury Obligations	—	55,371,341	—	55,371,341

Total Investments	$—	$465,681,583	$—	$465,681,583

10  Name Change

Effective January 15, 2020, the names of Parametric TABS Short-Term Municipal Bond Fund and Parametric TABS Intermediate-Term Municipal Bond Fund were changed from Eaton Vance TABS Short-Term Municipal Bond Fund and Eaton Vance TABS Intermediate-Term Municipal Bond Fund, respectively. The name changes were made in connection with Parametric’s becoming sub-adviser to the Funds as disclosed in Note 3.

11  Subsequent Event

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and through March 20, 2020, the date these financial statements were issued, has resulted in substantial market volatility and may result in a significant economic downturn.

36

Parametric

TABS Municipal Bond Funds

January 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Parametric TABS Short-Term Municipal Bond Fund and Parametric TABS Intermediate-Term Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Parametric TABS Short-Term Municipal Bond Fund (formerly, Eaton Vance TABS Short-Term Municipal Bond Fund) and Parametric TABS Intermediate-Term Municipal Bond Fund (formerly, Eaton Vance TABS Intermediate-Term Municipal Bond Fund) (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of January 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 20, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

37

Parametric

TABS Municipal Bond Funds

January 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2020, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

TABS Short-Term Municipal Bond	98.26%

TABS Intermediate-Term Municipal Bond	99.47%

Capital Gains Dividends.  The Funds hereby designate the following amounts as a capital gain dividend with respect to the taxable year ended January 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

TABS Short-Term Municipal Bond	$979,219

TABS Intermediate-Term Municipal Bond	$3,759,846

38

Parametric

TABS Municipal Bond Funds

January 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting held on December 10 and 11, 2019 (the “Meeting”), the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies (the “Eaton Vance Funds”) advised by Eaton Vance Management or its affiliate, Boston Management and Research (together, “Eaton Vance”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve new investment sub-advisory agreements between Eaton Vance Management (“EVM” or the “Adviser”) and Parametric Portfolio Associates, LLC (“PPA”), an affiliate of Eaton Vance, with respect to each of Eaton Vance TABS Intermediate-Term Municipal Bond Fund and Eaton Vance TABS Short-Term Municipal Bond Fund (together, the “Funds”), including their respective fee structures (together, the “New Sub-advisory Agreements”).

As of the date of the Meeting, the Board noted that EVM served as the investment adviser to the Funds pursuant to investment advisory and administrative agreements between each Fund and the Adviser (each, an “Advisory Agreement”). The Board also noted that each Advisory Agreement provides that the Adviser may employ one or more investment sub-advisers to perform advisory services for the Funds, subject to required approvals, including by the Board. Based on information provided to the Board by Eaton Vance at the Meeting, the Board’s approval of the New Sub-advisory Agreements permits PPA to be appointed as a sub-adviser to each Fund and enables the Funds to continue their respective investment programs. The Board noted that EVM and PPA are each indirect wholly-owned subsidiaries of the same parent company, Eaton Vance Corp. (“EVC”).

At the Meeting, and prior to voting its approval of the New Sub-advisory Agreements, the Board received information from Eaton Vance regarding a strategic initiative previously announced by EVC whereby, among other initiates, members of Eaton Vance’s Tax-Advantaged Bond Strategies (“TABS”) division and Quantitative Strategies (“QS”) group would be joining PPA (the “Transition”). The Board considered information from Eaton Vance regarding the Transition, noting that the Transition was intended to strengthen EVC’s leadership positions in rules-based, systematic investment strategies. The Board received information that, in connection with the Transition, EVM would continue providing investment services to the Funds under their respective Advisory Agreements and PPA would provide portfolio management services to the Funds pursuant to the New Sub-advisory Agreements.

In considering the proposal to approve the New Sub-advisory Agreements, the Board reviewed information furnished for the Meeting, as well as information previously furnished throughout the year at the meetings of the Board and its committees. In this connection, the Board also considered information evaluated by the Board and its Contract Review Committee in determining to approve investment advisory and sub-advisory agreements for the Eaton Vance Funds at the meeting of the Board held on April 24, 2019 (the “2019 Annual Contract Renewal”). As part of this review, the Board considered information provided by Eaton Vance and its affiliates during the 2019 Annual Contract Renewal relating to the Board’s approval of the Advisory Agreements.

The Board was assured that the Transition would not result in, among other things, any changes to the nature or level of services currently being provided by EVM under each Advisory Agreement, which, following the Transition, would be provided collectively by EVM and PPA under each Advisory Agreement and the New Sub-advisory Agreements, respectively. In this regard, the Board considered the investment management related services that PPA will provide, as well as the ongoing services to be provided by EVM, including the background and experience of the portfolio management personnel who would continue to manage the Funds following the Transition. The Board considered that the individuals primarily responsible for providing portfolio management services to the Funds under each Advisory Agreement will continue to serve in substantially the same roles under the New Sub-advisory Agreements. The Board specifically noted that the terms of the New Sub-advisory Agreements are substantially similar to the terms of the standard form used by Eaton Vance with affiliated sub-advisers for other Eaton Vance Funds in the Eaton Vance complex. Accordingly, in addition to the information considered at the Meeting and at prior meetings of the Board, including in connection with the 2019 Annual Contract Renewal, the Board considered relevant information provided by Eaton Vance in connection with the approval of the Advisory Agreements, as well as approvals of sub-advisory agreements between Eaton Vance and PPA with respect to other Eaton Vance Funds.

Information considered by the Board relating to the New Sub-advisory Agreements included, among other things, the following (certain information was considered by the Board in connection with the 2019 Annual Contract Renewal):

Information about Fees and Expenses

•	The advisory and related fees to be paid by each Fund and the sub-advisory fees to be paid by the Adviser to PPA;

•	Comparative information concerning fees charged by other advisers for managing funds similar to the Funds;

Information about Portfolio Management and Trading

•	Descriptions of the portfolio management services to be provided by PPA under the New Sub-advisory Agreements, as well as the investment strategies and policies to be employed;

•	Information about PPA’s policies and practices with respect to trading, including their processes for seeking best execution of portfolio transactions;

Information about the Adviser and PPA

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for each Fund, and information relating to their compensation and responsibilities with respect to managing, as applicable, other mutual funds and/or investment accounts;

39

Parametric

TABS Municipal Bond Funds

January 31, 2020

Board of Trustees’ Contract Approval — continued

•	The Code of Ethics of PPA, together with information relating to compliance with, and the administration of, such code;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance by PPA, including descriptions of its various compliance programs and its record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Adviser and its affiliates, including PPA;

•	A description of Eaton Vance’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters; and

Other Relevant Information

•	The terms of the New Sub-advisory Agreements.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the New Sub-advisory Agreements, including their respective fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-advisory Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Sub-advisory Agreements, the Board evaluated the nature, extent and quality of services to be provided by PPA under the New Sub-advisory Agreements.

The Board considered PPA’s management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who will provide portfolio management, investment research, and similar services under the New Sub-advisory Agreements. The Board considered the resources available to PPA in fulfilling its duties under the New Sub-advisory Agreements and the abilities and experience of PPA’s investment professionals in implementing the investment strategies of each Fund. In this regard, the Board noted that the individuals primarily responsible for providing portfolio management services to each Fund under the Advisory Agreements will continue to serve in substantially the same roles under the New Sub-advisory Agreements. The Board considered the abilities and experience of such investment professionals in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds, Treasury securities and other securities backed by the U.S. government or its agencies. The Board also considered the TABS and municipal research groups involved in managing the Funds and other funds and accounts that invest primarily in municipal bonds and employ tax-advantaged bond and laddered strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of PPA as well as other factors, including the reputation and resources of PPA to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of each Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including PPA. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by PPA, taken as a whole, will be appropriate and consistent with the terms of the New Sub-advisory Agreements.

Performance, Management Fees, Profitability and Economies of Scale

The Board considered the fact that, as part of the 2019 Annual Contract Renewal with respect to each Fund, the Board had concluded that (i) the performance of each Fund was satisfactory, (ii) the management fees payable to the Adviser were reasonable, (iii) the profits being realized by the Adviser and its affiliates were deemed not to be excessive, and (iv) each Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser, and that the structure of each advisory fee, which includes breakpoints at several asset levels, will allow each Fund to continue to benefit from any economies of scale in the future. In considering whether to approve the New Sub-advisory Agreements, the Board considered the fact that both the Adviser and PPA are indirect wholly-owned subsidiaries of the same parent company, EVC. The Board also considered that the Transition is not expected to result in any change in the terms of the Advisory Agreements (including the fees payable thereunder), and that the Adviser will be responsible for the payment of all fees to PPA. Accordingly, the Board concluded that the appointment of PPA as a sub-adviser under the New Sub-advisory Agreements is not expected to adversely affect the performance of the Funds, the reasonableness of the management fees payable by the Funds, a portion of which will be paid by the Adviser to PPA, the profits to be realized by the Adviser and its affiliates, including PPA, in managing the Funds or the extent to which the Funds can be expected to benefit from economies of scale in the future.

40

Parametric

TABS Municipal Bond Funds

January 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2011

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

41

Parametric

TABS Municipal Bond Funds

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

42

Parametric

TABS Municipal Bond Funds

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

43

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

44

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

6096    1.31.20

Parametric

TABS Laddered Municipal Bond Funds

Annual Report

January 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (eatonvance.com/ppafunddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Funds electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-260-0761. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Funds. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, the Funds’ adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report January 31, 2020

Parametric

TABS Laddered Municipal Bond Funds

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

TABS 1-to-10 Year Laddered Municipal Bond Fund	4
TABS 10-to-20 Year Laddered Municipal Bond Fund	6

Endnotes and Additional Disclosures	8

Fund Expenses	9

Financial Statements	11

Report of Independent Registered Public Accounting Firm	35

Federal Tax Information	36

Board of Trustees’ Contract Approval	37

Management and Organization	39

Important Notices	42

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended January 31, 2020, was marked by strong performance across the municipal bond market, with the Bloomberg Barclays Municipal Bond Index,2 a broad measure of the asset class, returning 8.65%. The municipal bond yield curve7 experienced a so-called “bull market flattening”, where rates declined across the curve, but more so toward the long end of the curve. With investors searching for yield in a low-rate environment, lower rated6 bonds generally outperformed higher rated bonds, while longer duration8 issues outperformed shorter duration issues.

As the period opened on February 1, 2019, investors were concerned about a growing U.S.-China trade war. Following its December 19, 2018 federal funds rate hike — the last one on record — the U.S. Federal Reserve (the Fed) lowered its projected number of rate increases for 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income securities over stocks, initiating a bond rally that pushed longer term bond prices up and yields down.

The fixed-income rally continued through the spring and summer of 2019, propelled by lower-than-desired inflation, low European interest rates, on-again/off-again trade-conflict rhetoric, and Fed comments in March that were more dovish than the market had expected — leading many investors to conclude that further rate hikes were off the table for 2019. After holding interest rates steady through the first half of the period, the Fed cut the federal funds rate for the first time in over a decade on July 31, 2019, followed by two more rate cuts in September and October to end the period at 1.50%-1.75%.

In the middle and long portions of the yield curve — where rates are influenced more by the market than the Fed — rates bottomed at the beginning of September. From September 3 through the end of December, U.S. and European interest rates trended modestly upward, amid better-than-expected U.S. employment reports and cautious optimism about a U.S.-China trade détente.

Two events in the final month of the period, January 2020, raised investor concerns and led to a renewed “flight to quality” that revived the bond market rally. On January 2, the assassination of Iran’s top military commander by a U.S. drone strike briefly raised the specter of a U.S.-Iran military conflict. More lasting was the effect of the coronavirus outbreak in China, which threatened to slow global economic growth for possibly months.

Within the municipal bond market, technical factors amplified the price rally during the period. The 2017 tax law changes resulted in a combination of lower supply of new municipal issues and increased demand from high-income investors in high-tax states who had seen their tax bills rise under the revised code.

Fund Performance

For the 12-month period ended January 31, 2020, Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund returned 5.23% for Class A shares at net asset value (NAV), underperforming its benchmark, the Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index, which returned 5.59%.

For the 12-month period ended January 31, 2020, Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund returned 10.97% for Class A shares at NAV, outperforming its benchmark, the Bloomberg Barclays 15 Year Municipal Bond Index, which returned 10.48%.

The Indexes are unmanaged, and returns do not reflect any applicable sales charges, commissions, or expenses.

Each of the TABS Laddered Municipal Bond Funds provides rules-based, approximately equal-weighted exposure across its respective portion of the yield curve, with the objective of seeking current income exempt from regular federal income tax. Management seeks to add incremental return through active security selection and in-depth credit analysis.

During the period, security selection was the largest contributor to the relative performance of both TABS Laddered Municipal Bond Funds versus their respective benchmarks. Yield-curve positioning detracted from the relative performance of both Funds.

Fund-specific Results

For Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund, yield-curve positioning and duration detracted from Fund performance versus its benchmark during the period. With regard to yield-curve positioning, the Fund had an overweight allocation, relative to its benchmark, in the 0-2 year area of the yield curve. As bonds in that maturity range underperformed longer maturity bonds during the period, the Fund’s yield-curve positioning detracted from relative results.

In addition, the Fund had a shorter duration — or sensitivity to interest rate changes — than its benchmark during the period. This detracted from relative performance because the Fund benefited less than its benchmark from declining interest rates and rising bond prices during the period. In contrast, active security selection — management’s work with credit analysts to pick sectors, issuers, and individual bonds to invest in — contributed to Fund performance versus its benchmark during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Management’s Discussion of Fund Performance1 — continued

Fund-specific Results — continued

For Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund, security selection and credit quality contributed to Fund performance versus its benchmark. Active selection of sectors, issuers, and individual bonds based on fundamental credit research was the largest single contributor to relative results.

With regard to credit quality, the Fund’s overweight exposure to A- and BBB-rated bonds aided relative performance, during a period when lower rated bonds generally outperformed bonds rated AA and higher.

In contrast, yield-curve positioning detracted from Fund performance relative to its benchmark. The Fund had an overweight exposure to bonds in the 10-13 year area of the yield curve — the shorter end of the maturity range in which the Fund invests. During a period when shorter maturity bonds underperformed longer maturity issues, this positioning hurt relative Fund performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2020

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	05/04/2015	05/04/2015	5.23%	—	2.59%
Class A with 2.25% Maximum Sales Charge	—	—	2.82	—	2.10
Class C at NAV	05/04/2015	05/04/2015	4.35	—	1.80
Class C with 1% Maximum Sales Charge	—	—	3.35	—	1.80
Class I at NAV	05/04/2015	05/04/2015	5.49	—	2.87
Bloomberg Barclays Short-Intermediate 1–10 Year Municipal Bond Index	—	—	5.59%	2.36%	2.65%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.85%	1.60%	0.60%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.41%	0.66%	1.66%
SEC 30-day Yield — Subsidized			0.78	0.07	1.05
SEC 30-day Yield — Unsubsidized			0.58	–0.14	0.83

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	05/04/2015	$10,885	N.A.
Class I	$250,000	05/04/2015	$285,886	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2020

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Parametric

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2020

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	05/04/2015	05/04/2015	10.97%	—	5.55%
Class A with 4.75% Maximum Sales Charge	—	—	5.66	—	4.47
Class C at NAV	05/04/2015	05/04/2015	10.04	—	4.76
Class C with 1% Maximum Sales Charge	—	—	9.04	—	4.76
Class I at NAV	05/04/2015	05/04/2015	11.25	—	5.82
Bloomberg Barclays 15 Year Municipal Bond Index	—	—	10.48%	4.34%	5.00%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.90%	2.65%	1.65%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			2.14%	1.38%	2.38%
SEC 30-day Yield — Subsidized			1.22	0.54	1.53
SEC 30-day Yield — Unsubsidized			0.50	–0.20	0.79

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	05/04/2015	$12,468	N.A.
Class I	$250,000	05/04/2015	$326,988	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Parametric

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2020

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

7

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward- looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays Short-Intermediate 1–10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 1–10 years. Bloomberg Barclays 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12–17 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charges reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 5/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[7]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

[8]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profiles subject to change due to active management.

Important Notice to Shareholders

Each Fund’s investment adviser, Eaton Vance Management (EVM), is a wholly-owned subsidiary of Eaton Vance Corp. (EVC). Effective January 15, 2020, the Board of Trustees of each Fund approved the delegation of the day-to-day investment management of each Fund to Parametric Portfolio Associates LLC (Parametric), an indirect wholly-owned subsidiary of EVC. On such date, Parametric became the sub-adviser of each Fund. Accordingly, effective January 15, 2020, the names of Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund and Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund were changed from Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund, respectively. There has been no change in portfolio management for each Fund. Each Fund’s portfolio managers from EVM became employees of Parametric in connection with these changes.

8

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 – January 31, 2020).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund

	Beginning Account Value (8/1/19)	Ending Account Value (1/31/20)	Expenses Paid During Period* (8/1/19 – 1/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,018.30	$3.31	**	0.65%
Class C	$1,000.00	$1,013.50	$7.11	**	1.40%
Class I	$1,000.00	$1,019.50	$2.04	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.31	**	0.65%
Class C	$1,000.00	$1,018.10	$7.12	**	1.40%
Class I	$1,000.00	$1,023.20	$2.04	**	0.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2019.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

9

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Fund Expenses — continued

Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund

	Beginning Account Value (8/1/19)	Ending Account Value (1/31/20)	Expenses Paid During Period* (8/1/19 – 1/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,040.10	$3.34	**	0.65%
Class C	$1,000.00	$1,035.20	$7.18	**	1.40%
Class I	$1,000.00	$1,041.40	$2.06	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.31	**	0.65%
Class C	$1,000.00	$1,018.10	$7.12	**	1.40%
Class I	$1,000.00	$1,023.20	$2.04	**	0.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2019.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

10

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2020

Portfolio of Investments

Tax-Exempt Investments — 96.3%
Security	Principal Amount (000’s omitted)	Value

Education — 3.3%

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/20	$325	$333,417

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/21	150	159,585

Michigan State University, (SPA: Royal Bank of Canada), 1.03%, 8/15/30(1)	1,000	1,000,000

Southcentral Pennsylvania General Authority, (York College of Pennsylvania), 5.00%, 11/1/24	250	292,182

UCF Stadium Corp., FL, 5.00%, 3/1/21	150	156,515

UCF Stadium Corp., FL, 5.00%, 3/1/23	250	279,773

West Clark 2000 School Building Corp., IN, 5.00%, 1/15/23	100	111,609

		$2,333,081

Electric Utilities — 2.8%

Pend Oreille County Public Utility District No. 1, WA, Green Bonds, 5.00%, 1/1/22	$200	$213,362

Pend Oreille County Public Utility District No. 1, WA, Green Bonds, 5.00%, 1/1/23	780	858,265

Redding Joint Powers Financing Authority, CA, Electric System Revenue, 4.00%, 6/1/23	175	193,797

San Antonio, TX, Electric and Gas Systems, 3.00% to 12/1/20 (Put Date), 12/1/45	250	254,055

Springfield, IL, Electric System Revenue, 5.00%, 3/1/21	200	208,290

Springfield, IL, Electric System Revenue, 5.00%, 3/1/25	250	296,115

		$2,023,884

Escrowed / Prerefunded — 1.9%

Lake County Community Consolidated School District No. 50, IL, Escrowed to Maturity, 5.00%, 1/1/21	$165	$171,074

Michigan Finance Authority, (Trinity Health Credit Group), Prerefunded to 6/1/22, 5.00%, 12/1/27	500	547,300

Revere Local School District, OH, Prerefunded to 6/1/22, 5.00%, 12/1/27	200	219,162

Scotts Bluff County School District 0016, NE, (Gering Public Schools), Prerefunded to 5/30/22, 5.00%, 12/1/25	120	131,339

Scotts Bluff County School District 0016, NE, (Gering Public Schools), Prerefunded to 5/30/22, 5.00%, 12/1/26	115	125,866

Scotts Bluff County School District 0016, NE, (Gering Public Schools), Prerefunded to 5/30/22, 5.00%, 12/1/27	170	186,063

		$1,380,804

General Obligations — 28.3%

Aldine Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/21	$1,060	$1,105,262

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Boulder Valley School District No. Re-2, CO, 4.00%, 12/1/23	$125	$139,705

Campton Township, IL, 5.00%, 12/15/22	200	221,434

Campton Township, IL, 5.00%, 12/15/23	105	119,992

Cape May County, NJ, 3.00%, 10/1/30	1,000	1,084,580

Channahon, IL, 4.00%, 12/1/20	220	225,260

Channahon, IL, 4.00%, 12/1/21	565	594,730

Cypress-Fairbanks Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/20	1,000	1,001,270

Decatur City Board of Education, AL, 5.00%, 2/1/25	50	59,427

Fort Worth, TX, 5.00%, 3/1/20	825	827,533

Grand Blanc Community Schools, MI, 4.00%, 5/1/27	455	484,438

Honolulu City and County, HI, 3.00%, 9/1/31	1,000	1,099,760

Illinois, 5.00%, 2/1/27	2,000	2,394,160

Illinois, 5.00%, 1/1/28	500	581,725

Katy Independent School District, TX, (PSF Guaranteed), 1.403%, (67% of 1 mo. USD LIBOR + 0.28%), 8/16/21 (Put Date), 8/15/36(2)	1,000	1,000,010

La Grange Park District, IL, 5.00%, 12/1/20	395	407,676

La Joya Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/26	1,000	1,099,950

Lakeland, FL, 5.00%, 10/1/21	50	53,384

Lakeland, FL, 5.00%, 10/1/22	100	110,685

Lakeland, FL, 5.00%, 10/1/24	50	59,238

Maine, 5.00%, 6/1/25	500	606,860

McLean County Public Building Commission, IL, 5.00%, 12/1/22	250	277,987

New York, NY, 1.64%, (SIFMA + 0.70%), 2/15/20(2)	100	100,025

New York, NY, (LOC: TD Bank, N.A.), 0.86%, 9/1/27(1)	500	500,000

Northside Independent School District, TX, (PSF Guaranteed), 4.00%, 6/1/29	1,000	1,069,590

Tennessee, 3.00%, 10/1/27	1,000	1,013,170

Texas, (Texas Water Development Board), 5.00%, 8/1/25	850	902,190

Texas, (Texas Water Development Board), 5.00%, 8/1/26	925	981,656

Texas, (Texas Water Development Board), 5.00%, 8/1/27	260	275,764

Texas, (Texas Water Development Board), Prerefunded to 8/1/21, 5.00%, 8/1/27	740	783,490

Vistancia Community Facilities District, AZ, 5.00%, 7/15/20	30	30,544

West Virginia, 5.00%, 12/1/30	820	1,075,979

		$20,287,474

Hospital — 9.5%

Arizona Health Facilities Authority, (Phoenix Children’s Hospital), 2.79%, (SIFMA + 1.85%), 2/1/23 (Put Date), 2/1/48(2)	$500	$515,800

Colorado Health Facilities Authority, (Vail Valley Medical Center), 4.00%, 1/15/25	25	28,408

11	See Notes to Financial Statements.

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/23	$25	$27,787

Greeneville Health and Educational Facilities Board, TN, (Ballad Health), 5.00%, 7/1/28	1,000	1,262,170

Maricopa County Industrial Development Authority, AZ, (Banner Health), 1.32%, (SIFMA + 0.38%), 10/18/22 (Put Date), 1/1/35(2)	1,460	1,462,643

Maricopa County Industrial Development Authority, AZ, (Banner Health), 1.51%, (SIFMA + 0.57%), 10/18/24 (Put Date), 1/1/35(2)	975	977,301

Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 4.00%, 7/1/20	200	202,454

Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/25	30	35,948

Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 5.00%, 8/15/26	85	104,334

Ohio, (Cleveland Clinic Health System), 1.34%, (SIFMA + 0.40%), 1/1/52(2)	1,500	1,503,060

Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/23	35	39,937

San Diego County, CA, (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/25	35	42,642

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/20	235	242,442

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/21	150	160,228

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/22	200	221,738

		$6,826,892

Housing — 6.8%

Massachusetts Housing Finance Agency, 1.45% to 12/1/22 (Put Date), 12/1/49	$700	$703,794

Minnesota Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.30%, 7/1/21	375	380,535

New York City Housing Development Corp., NY, 1.70%, 11/1/20	200	201,060

New York City Housing Development Corp., NY, 1.80%, 11/1/21	165	167,077

New York Mortgage Agency, 1.85%, 4/1/26	1,000	1,028,410

New York Mortgage Agency, 1.95%, 4/1/27	1,000	1,032,260

New York Mortgage Agency, 2.05%, 4/1/28	255	263,456

New York Mortgage Agency, 2.10%, 10/1/28	350	362,897

New York Mortgage Agency, 2.25%, 4/1/30	325	335,134

New York Mortgage Agency, 2.30%, 10/1/30	395	407,458

		$4,882,081

Security	Principal Amount (000’s omitted)	Value

Insured – Education — 1.0%

Northern Arizona University, (BAM), 5.00%, 6/1/30	$550	$736,604

		$736,604

Insured – General Obligations — 2.3%

Albertville, AL, (BAM), 4.00%, 6/1/28	$250	$266,932

Montgomery County Municipal Utility District No. 9, TX, (BAM), 3.00%, 4/1/25	250	265,827

Montgomery County Municipal Utility District No. 9, TX, (BAM), 3.00%, 4/1/26	250	265,285

Montgomery County Municipal Utility District No. 9, TX, (BAM), 3.00%, 4/1/27	225	237,848

New Britain, CT, (BAM), 5.00%, 3/1/25	50	59,277

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/23	105	117,891

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/25	5	6,001

Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/20	50	50,549

Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/21	50	51,495

Vauxmont Metropolitan District, CO, (AGM), 5.00%, 12/15/28	125	146,110

Vauxmont Metropolitan District, CO, (AGM), 5.00%, 12/15/29	125	145,635

		$1,612,850

Insured – Lease Revenue / Certificates of Participation — 0.7%

Highlands County School Board, FL, (BAM), 5.00%, 3/1/20	$250	$250,750

Highlands County School Board, FL, (BAM), 5.00%, 3/1/26	180	213,494

		$464,244

Insured – Special Tax Revenue — 0.0%(3)

Successor Agency to Riverside County Redevelopment Agency, CA, (AGM), 5.00%, 10/1/24	$10	$11,923

		$11,923

Insured – Transportation — 4.4%

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/28	$1,000	$1,266,190

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/29	1,510	1,899,474

		$3,165,664

Insured – Water and Sewer — 0.0%(3)

Beaumont, TX, Waterworks and Sewer System Revenue, (BAM), 3.00%, 9/1/22	$25	$26,274

		$26,274

12	See Notes to Financial Statements.

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation — 2.5%

Aspen Fire Protection District, CO, 4.00%, 12/1/23	$120	$133,064

Aspen Fire Protection District, CO, 4.00%, 12/1/25	255	295,203

Aspen Fire Protection District, CO, 4.00%, 12/1/26	225	264,636

Georgia Municipal Association, Inc., Certificates of Participation, (Atlanta Public Safety), 5.00%, 12/1/23	225	259,090

Miami-Dade County School Board, FL, 5.00%, 2/1/24	300	345,864

New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 9/1/23	100	104,046

Palm Beach County School Board, FL, 5.00%, 8/1/21	125	132,615

St. Charles County Public Water Supply District No. 2, MO, 3.00%, 12/1/25	250	263,245

		$1,797,763

Other Revenue — 12.8%

California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), 1.577%, (70% of 1 mo. USD LIBOR + 0.33%), 10/1/47(2)	$2,000	$2,004,800

Citizens Property Insurance Corp., FL, 5.00%, 6/1/22	100	107,294

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/27	330	403,039

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/28	545	663,908

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/29	600	726,996

Main Street Natural Gas, Inc., GA, Gas Supply Revenue, (Liq: Royal Bank of Canada), 1.51%, (SIFMA + 0.57%), 12/1/23 (Put date), 8/1/48(2)	2,000	2,000,700

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/26	275	348,959

Tennergy Corp., TN, Gas Supply Revenue, 5.00% to 10/1/24 (Put Date), 2/1/50	2,000	2,326,480

Tennessee Energy Acquisition Corp., Gas Project Revenue, 5.00%, 11/1/22	300	330,207

West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/24	100	117,364

West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/25	100	121,044

		$9,150,791

Senior Living / Life Care — 4.1%

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/31	$1,225	$1,423,009

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/24	60	68,107

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/25	60	69,565

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/29	$830	$953,047

California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/21	50	53,265

California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/23	100	114,039

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/22	150	164,696

Orange County, FL, Health Facilities Authority, (Presbyterian Retirement Communities), 4.00%, 8/1/24	50	56,158

		$2,901,886

Special Tax Revenue — 2.6%

Contra Costa Transportation Authority, CA, Sales Tax Revenue, 1.497%, (70% of 1 mo. USD LIBOR + 0.25%), 3/1/34(2)	$500	$500,760

New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/26	100	112,680

Thornton Development Authority, CO, 4.00%, 12/1/20	100	102,516

Troup County Public Facilities Authority, GA, 3.00%, 5/1/21	1,000	1,026,110

West Palm Beach Community Redevelopment Agency, FL, 5.00%, 3/1/20	100	100,300

		$1,842,366

Transportation — 8.4%

Bay Area Toll Authority, CA, Toll Bridge Revenue, (San Francisco Bay Area), 1.84%, (SIFMA + 0.90%), 5/1/23 (Put Date), 4/1/47(2)	$500	$508,340

Hawaii, Highway Revenue, 5.00%, 1/1/28	500	645,625

Hawaii, Highway Revenue, 5.00%, 1/1/30	250	329,285

Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	250	301,495

Metropolitan Transportation Authority, NY, 2.013%, (67% of 1 mo. USD LIBOR + 0.82%), 11/1/26(2)	885	888,779

Metropolitan Transportation Authority, NY, Green Bonds, 5.00%, 11/15/29	1,000	1,269,720

North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/20	100	100,305

North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/22	100	108,414

Portland, ME, Airport Revenue, Green Bonds, 5.00%, 1/1/30	270	352,928

South Carolina Transportation Infrastructure Bank, 1.643%, (67% of 1 mo. USD LIBOR + 0.45%), 10/1/22 (Put Date), 10/1/31(2)	1,490	1,495,468

		$6,000,359

13	See Notes to Financial Statements.

Parametric

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 4.9%

Arizona Water Infrastructure Finance Authority, 5.00%, 10/1/25	$55	$65,437

Brushy Creek Regional Utility Authority, Inc., TX, 5.00%, 8/1/24	500	585,305

DeKalb County, GA, Water and Sewerage Revenue, 5.00%, 10/1/24	335	397,233

Glendale, AZ, Water and Sewer Revenue, 5.00%, 7/1/28	500	602,165

North Penn Water Authority, PA, 1.10%, (SIFMA + 0.16%), 11/1/20(2)	920	920,037

North Penn Water Authority, PA, 1.20%, (SIFMA + 0.26%), 11/1/21(2)	500	500,095

North Penn Water Authority, PA, 1.40%, (SIFMA + 0.46%), 11/1/23(2)	400	400,068

		$3,470,340

Total Tax-Exempt Investments — 96.3% (identified cost $66,688,874)		$68,915,280

Short-Term Investments — 2.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.74%(4)	1,591,526	$1,591,685

Total Short-Term Investments (identified cost $1,591,681)		$1,591,685

Total Investments — 98.5% (identified cost $68,280,555)		$70,506,965

Other Assets, Less Liabilities — 1.5%		$1,060,700

Net Assets — 100.0%		$71,567,665

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2020, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	15.1%

New York	11.3%

Others, representing less than 10% individually	69.9%
The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2020, 8.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 3.4% to 5.1% of total investments.

(1)

Variable rate demand obligation that may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, is determined by the remarketing agent and represents the rate in effect at January 31, 2020.

(2)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2020.

(3)	Amount is less than 0.05%.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2020.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

LIBOR	–	London Interbank Offered Rate

Liq	–	Liquidity Provider

LOC	–	Letter of Credit

PSF	–	Permanent School Fund

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SPA	–	Standby Bond Purchase Agreement

Currency Abbreviations:

USD	–	United States Dollar

14	See Notes to Financial Statements.

Parametric

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2020

Portfolio of Investments

Tax-Exempt Investments — 91.9%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 3.5%

Vermont Municipal Bond Bank (Vermont State Colleges System), 3.00%, 10/1/36(1)	$460	$492,053

		$492,053

Education — 3.2%

Colorado Educational and Cultural Facilities Authority, (University of Denver), 4.00%, 3/1/35	$100	$113,943

Colorado School of Mines, 4.00%, 12/1/34	300	344,733

		$458,676

Electric Utilities — 2.3%

Lower Colorado River Authority, TX, 5.00%, 5/15/34(1)	$200	$263,122

Missouri Joint Municipal Electric Utility Commission, (Prairie State Energy Campus), 4.00%, 12/1/35	50	56,247

		$319,369

General Obligations — 21.6%

Beverly Hills Unified School District, CA, (Election of 2018), 3.00%, 8/1/37	$250	$268,137

California, 4.00%, 9/1/32	225	262,152

Cape May County, NJ, 3.00%, 10/1/30	250	271,145

Colonial School District, PA, 5.00%, 2/15/36	100	119,669

Denton County, TX, 3.00%, 7/15/33	200	215,546

Frisco Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/39	200	234,254

Lakeland, FL, 5.00%, 10/1/29	100	118,890

Lakeland, FL, 5.00%, 10/1/31	100	118,459

Lewis and Thurston Counties Centralia School District No. 401, WA, 5.00%, 12/1/37	145	176,935

Los Angeles Community College District, CA, (Election of 2008), 4.00%, 8/1/33	125	147,080

Mississippi Development Bank, (Rankin County School District), 4.00%, 6/1/38	160	180,733

Monterey Peninsula Community College District, CA, 4.00%, 8/1/33	100	115,411

North East Independent School District, TX, (PSF Guaranteed), 4.00%, 8/1/37	155	180,095

North East Independent School District, TX, (PSF Guaranteed), 4.00%, 8/1/39	120	138,625

Rowland Unified School District, CA, (Election of 2012), 0.00%, 8/1/34	400	232,328

Williamson County, TX, 4.00%, 2/15/29	150	169,713

Williamson County, TX, 4.00%, 2/15/30	100	112,691

		$3,061,863

Security	Principal Amount (000’s omitted)	Value

Hospital — 10.9%

Glynn-Brunswick Memorial Hospital Authority, (Southeast Georgia Health System), 4.00%, 8/1/35(1)	$500	$583,305

Lexington County Health Services District, Inc., SC, 4.00%, 11/1/33	150	170,338

Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/31	50	58,040

New York Dormitory Authority, (Catholic Health System Obligated Group), 4.00%, 7/1/39	250	284,625

Richmond County Hospital Authority, GA, (University Health Services, Inc.), 4.00%, 1/1/36	150	165,983

University of North Carolina Hospitals at Chapel Hill, 4.00%, 2/1/36	150	173,764

West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 4.00%, 6/1/29	100	113,188

		$1,549,243

Housing — 3.2%

California Housing Finance Agency, 4.00%, 3/20/33	$250	$295,295

Vermont Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 3.85%, 11/1/33	137	152,249

		$447,544

Insured – Education — 4.6%

Northern Arizona University, (BAM), 5.00%, 6/1/30	$100	$133,928

Northern Arizona University, (BAM), 5.00%, 6/1/31	100	133,161

Northern Arizona University, (BAM), 5.00%, 6/1/32	110	146,016

Patterson Joint Unified School District, CA, (Election 2018), (BAM), 5.00%, 8/1/29	200	246,508

		$659,613

Insured – General Obligations — 4.3%

Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/33	$100	$61,056

Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/35	100	55,056

Vauxmont Metropolitan District, CO, (AGM), 5.00%, 12/15/30	125	145,185

Vauxmont Metropolitan District, CO, (AGM), 5.00%, 12/15/31	135	156,531

Yonkers, NY, (BAM), 5.00%, 5/1/31	150	196,862

		$614,690

Insured – Transportation — 3.0%

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/32	$100	$123,920

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/33	100	123,491

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/34	150	184,885

		$432,296

15	See Notes to Financial Statements.

Parametric

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation — 3.1%

New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/33	$150	$168,557

Palo Alto, CA, (California Avenue Parking Garage), 5.00%, 11/1/37	100	127,932

Palo Alto, CA, (California Avenue Parking Garage), 5.00%, 11/1/38	115	146,589

		$443,078

Other Revenue — 6.5%

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/30	$100	$120,911

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/36	250	297,690

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/30	125	144,544

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/31	150	173,070

Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/34	50	59,769

Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/35	100	119,287

		$915,271

Senior Living / Life Care — 11.7%

Alexandria Industrial Development Authority, VA, (Goodwin House, Inc.), 5.00%, 10/1/30	$250	$294,572

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/32	350	405,391

Maryland Health and Higher Educational Facilities Authority, (Broadmead), 5.00%, 7/1/31	150	178,794

Maryland Health and Higher Educational Facilities Authority, (Broadmead), 5.00%, 7/1/32	220	261,752

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/31	100	116,638

Orange County Health Facilities Authority, FL, (Presbyterian Retirement Communities), 5.00%, 8/1/35	150	173,282

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/32	100	116,448

Westchester County Local Development Corp., NY, (Kendal on Hudson), 5.00%, 1/1/34	100	108,410

		$1,655,287

Special Tax Revenue — 2.3%

Atlanta Development Authority, GA, (New Downtown Atlanta Stadium), 5.00%, 7/1/34	$225	$266,870

Baltimore, MD, Special Tax Obligation, 5.00%, 6/15/29	50	57,027

		$323,897

Security	Principal Amount (000’s omitted)	Value

Transportation — 10.8%

Bay Area Toll Authority, CA, Toll Bridge Revenue, (San Francisco Bay Area), 1.84%, (SIFMA + 0.90%), 5/1/23 (Put Date), 4/1/47(2)	$150	$152,502

Central Florida Expressway Authority, 4.00%, 7/1/35	150	172,155

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/37	250	303,305

Oklahoma Turnpike Authority, 4.00%, 1/1/38	100	114,390

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/36	200	251,402

Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/1/35	300	177,393

Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/1/38	500	249,055

Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/1/39	250	117,860

		$1,538,062

Water and Sewer — 0.9%

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/30	$50	$59,759

Tucson, AZ, Water System Revenue, 5.00%, 7/1/32	60	71,632

		$131,391

Total Tax-Exempt Investments — 91.9% (identified cost $12,061,781)		$13,042,333

Short-Term Investments — 16.0%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.74%(3)	2,276,876	$2,277,103

Total Short-Term Investments (identified cost $2,276,908)		$2,277,103

Total Investments — 107.9% (identified cost $14,338,689)		$15,319,436

Other Assets, Less Liabilities — (7.9)%		$(1,120,086)

Net Assets — 100.0%		$14,199,350

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2020, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

California	14.9%

Texas	13.1%

Others, representing less than 10% individually	63.9%

16	See Notes to Financial Statements.

Parametric

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2020

Portfolio of Investments — continued

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2020, 11.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 5.5% to 5.6% of total investments.

(1)	When-issued security.

(2)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2020.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2020.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

PSF	–	Permanent School Fund

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

17	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Statements of Assets and Liabilities

	January 31, 2020
Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Unaffiliated investments, at value (identified cost, $66,688,874 and $12,061,781, respectively)	$68,915,280	$13,042,333

Affiliated investment, at value (identified cost, $1,591,681 and $2,276,908, respectively)	1,591,685	2,277,103

Interest receivable	568,684	89,448

Dividends receivable from affiliated investment	7,779	3,699

Receivable for investments sold	—	173,878

Receivable for Fund shares sold	630,606	—

Receivable from affiliates	12,620	6,040

Total assets	$71,726,654	$15,592,501

Liabilities

Payable for when-issued securities	$—	$1,317,676

Payable for Fund shares redeemed	39,678	1,729

Distributions payable	46	—

Payable to affiliates:

Investment adviser and administration fee	18,897	3,768

Distribution and service fees	7,529	603

Accrued expenses	92,839	69,375

Total liabilities	$158,989	$1,393,151

Net Assets	$71,567,665	$14,199,350

Sources of Net Assets

Paid-in capital	$69,533,145	$13,131,810

Distributable earnings	2,034,520	1,067,540

Net Assets	$71,567,665	$14,199,350

Class A Shares

Net Assets	$19,900,659	$969,774

Shares Outstanding	1,878,278	84,997

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.60	$11.41

Maximum Offering Price Per Share

(100 ÷ 97.75 and 95.25, respectively, of net asset value per share)	$10.84	$11.98

Class C Shares

Net Assets	$3,874,532	$521,100

Shares Outstanding	365,742	45,653

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.59	$11.41

Class I Shares

Net Assets	$47,792,474	$12,708,476

Shares Outstanding	4,506,345	1,113,591

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.61	$11.41

On sales of $50,000 ($100,000 for 1-to-10 Year Laddered Fund) or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

18	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Statements of Operations

	Year Ended January 31, 2020
Investment Income	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Interest	$1,311,613	$328,094

Dividends from affiliated investment	69,393	20,375

Total investment income	$1,381,006	$348,469

Expenses

Investment adviser and administration fee	$193,172	$35,549

Distribution and service fees

Class A	45,337	1,654

Class C	39,106	3,780

Trustees’ fees and expenses	3,578	1,093

Custodian fee	24,800	19,023

Transfer and dividend disbursing agent fees	14,259	2,945

Legal and accounting services	38,858	34,061

Printing and postage	11,920	6,889

Registration fees	57,439	42,090

Miscellaneous	6,579	6,840

Total expenses	$435,048	$153,924

Deduct —

Allocation of expenses to affiliates	$109,140	$104,052

Total expense reductions	$109,140	$104,052

Net expenses	$325,908	$49,872

Net investment income	$1,055,098	$298,597

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$491,082	$182,957

Investment transactions — affiliated investment	758	—

Net realized gain	$491,840	$182,957

Change in unrealized appreciation (depreciation) —

Investments	$1,540,361	$702,089

Investments — affiliated investment	(258)	175

Net change in unrealized appreciation (depreciation)	$1,540,103	$702,264

Net realized and unrealized gain	$2,031,943	$885,221

Net increase in net assets from operations	$3,087,041	$1,183,818

19	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Statements of Changes in Net Assets

	Year Ended January 31, 2020
Increase (Decrease) in Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

From operations —

Net investment income	$1,055,098	$298,597

Net realized gain	491,840	182,957

Net change in unrealized appreciation (depreciation)	1,540,103	702,264

Net increase in net assets from operations	$3,087,041	$1,183,818

Distributions to shareholders —

Class A	$(297,816)	$(17,654)

Class C	(34,964)	(7,227)

Class I	(721,928)	(293,087)

Total distributions to shareholders	$(1,054,708)	$(317,968)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$2,473,331	$724,382

Class C	582,821	239,474

Class I	26,755,526	4,283,687

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	291,056	17,654

Class C	34,906	7,227

Class I	721,524	292,938

Cost of shares redeemed

Class A	(1,458,743)	(114,491)

Class C	(823,550)	(86,605)

Class I	(12,906,499)	(1,074,101)

Net increase in net assets from Fund share transactions	$15,670,372	$4,290,165

Net increase in net assets	$17,702,705	$5,156,015

Net Assets

At beginning of year	$53,864,960	$9,043,335

At end of year	$71,567,665	$14,199,350

20	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Statements of Changes in Net Assets — continued

	Year Ended January 31, 2019
Increase (Decrease) in Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

From operations —

Net investment income	$1,003,738	$247,388

Net realized loss	(634,002)	(76,366)

Net change in unrealized appreciation (depreciation)	959,618	129,129

Net increase in net assets from operations	$1,329,354	$300,151

Distributions to shareholders —

Class A	$(247,716)	$(9,792)

Class C	(29,315)	(7,954)

Class I	(726,703)	(262,121)

Total distributions to shareholders	$(1,003,734)	$(279,867)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$5,789,653	$94,543

Class C	1,080,335	—

Class I	20,759,823	399,396

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	236,539	9,792

Class C	29,285	7,954

Class I	724,053	262,007

Cost of shares redeemed

Class A	(5,052,474)	(142,366)

Class C	(828,665)	(57,544)

Class I	(31,820,357)	(624,783)

Net decrease in net assets from Fund share transactions	$(9,081,808)	$(51,001)

Net decrease in net assets	$(8,756,188)	$(30,717)

Net Assets

At beginning of year	$62,621,148	$9,074,052

At end of year	$53,864,960	$9,043,335

21	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Financial Highlights

	1-to-10 Year Laddered Fund — Class A

	Year Ended January 31,				Period Ended January 31, 2016(1)
	2020	2019	2018	2017

Net asset value — Beginning of period	$10.240	$10.170	$10.120	$10.340	$10.000

Income (Loss) From Operations

Net investment income	$0.172	$0.157	$0.129	$0.120	$0.070

Net realized and unrealized gain (loss)	0.360	0.070	0.050	(0.220)	0.340

Total income (loss) from operations	$0.532	$0.227	$0.179	$(0.100)	$0.410

Less Distributions

From net investment income	$(0.172)	$(0.157)	$(0.129)	$(0.120)	$(0.070)

Total distributions	$(0.172)	$(0.157)	$(0.129)	$(0.120)	$(0.070)

Net asset value — End of period	$10.600	$10.240	$10.170	$10.120	$10.340

Total Return(2)(3)	5.23%	2.26%	1.76%	(0.99)%	4.12	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$19,901	$17,978	$16,877	$5,031	$1,838

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.65%	0.65%	0.65%	0.65%	0.65	%(5)

Net investment income	1.64%	1.56%	1.25%	1.14%	0.89	%(5)

Portfolio Turnover	41%	91%	19%	4%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.18%, 0.20%, 0.24%, 0.31% and 1.45% of average daily net assets for the years ended January 31, 2020, 2019, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

22	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Financial Highlights — continued

	1-to-10 Year Laddered Fund — Class C

	Year Ended January 31,				Period Ended January 31, 2016(1)
	2020	2019	2018	2017

Net asset value — Beginning of period	$10.240	$10.170	$10.120	$10.340	$10.000

Income (Loss) From Operations

Net investment income	$0.093	$0.081	$0.052	$0.041	$0.015

Net realized and unrealized gain (loss)	0.350	0.070	0.050	(0.220)	0.340

Total income (loss) from operations	$0.443	$0.151	$0.102	$(0.179)	$0.355

Less Distributions

From net investment income	$(0.093)	$(0.081)	$(0.052)	$(0.041)	$(0.015)

Total distributions	$(0.093)	$(0.081)	$(0.052)	$(0.041)	$(0.015)

Net asset value — End of period	$10.590	$10.240	$10.170	$10.120	$10.340

Total Return(2)(3)	4.35%	1.50%	1.00%	(1.73)%	3.55	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,875	$3,951	$3,638	$2,665	$27

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.40%	1.40%	1.40%	1.40%	1.40	%(5)

Net investment income	0.90%	0.80%	0.50%	0.34%	0.19	%(5)

Portfolio Turnover	41%	91%	19%	4%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.18%, 0.20%, 0.24%, 0.31% and 1.45% of average daily net assets for the years ended January 31, 2020, 2019, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

23	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Financial Highlights — continued

	1-to-10 Year Laddered Fund — Class I

	Year Ended January 31,				Period Ended January 31, 2016(1)
	2020	2019	2018	2017

Net asset value — Beginning of period	$10.250	$10.180	$10.130	$10.350	$10.000

Income (Loss) From Operations

Net investment income	$0.198	$0.182	$0.156	$0.146	$0.090

Net realized and unrealized gain (loss)	0.360	0.070	0.050	(0.220)	0.350

Total income (loss) from operations	$0.558	$0.252	$0.206	$(0.074)	$0.440

Less Distributions

From net investment income	$(0.198)	$(0.182)	$(0.156)	$(0.146)	$(0.090)

Total distributions	$(0.198)	$(0.182)	$(0.156)	$(0.146)	$(0.090)

Net asset value — End of period	$10.610	$10.250	$10.180	$10.130	$10.350

Total Return(2)(3)	5.49%	2.51%	2.03%	(0.74)%	4.42	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$47,792	$31,936	$42,106	$39,070	$27,456

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.40%	0.40%	0.40%	0.40%	0.40	%(5)

Net investment income	1.88%	1.79%	1.51%	1.40%	1.14	%(5)

Portfolio Turnover	41%	91%	19%	4%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.18%, 0.20%, 0.24%, 0.31% and 1.45% of average daily net assets for the years ended January 31, 2020, 2019, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

24	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class A

	Year Ended January 31,				Period Ended January 31, 2016(1)
	2020	2019	2018	2017

Net asset value — Beginning of period	$10.560	$10.530	$10.260	$10.610	$10.000

Income (Loss) From Operations

Net investment income	$0.275	$0.272	$0.255	$0.255	$0.192

Net realized and unrealized gain (loss)	0.870	0.068	0.270	(0.336)	0.610

Total income (loss) from operations	$1.145	$0.340	$0.525	$(0.081)	$0.802

Less Distributions

From net investment income	$(0.277)	$(0.271)	$(0.255)	$(0.254)	$(0.192)

From net realized gain	(0.018)	(0.039)	—	(0.015)	—

Total distributions	$(0.295)	$(0.310)	$(0.255)	$(0.269)	$(0.192)

Net asset value — End of period	$11.410	$10.560	$10.530	$10.260	$10.610

Total Return(2)(3)	10.97%	3.30%	5.14%	(0.82)%	8.11	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$970	$297	$336	$574	$345

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.65%	0.65%	0.65%	0.65%	0.65	%(5)

Net investment income	2.45%	2.59%	2.44%	2.35%	2.28	%(5)

Portfolio Turnover	33%	44%	53%	16%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.94%, 1.25%, 1.42%, 1.50% and 3.35% of average daily net assets for the years ended January 31, 2020, 2019, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

25	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class C

	Year Ended January 31,				Period Ended January 31, 2016(1)
	2020	2019	2018	2017

Net asset value — Beginning of period	$10.570	$10.540	$10.270	$10.620	$10.000

Income (Loss) From Operations

Net investment income	$0.193	$0.194	$0.176	$0.174	$0.134

Net realized and unrealized gain (loss)	0.859	0.068	0.270	(0.335)	0.619

Total income (loss) from operations	$1.052	$0.262	$0.446	$(0.161)	$0.753

Less Distributions

From net investment income	$(0.194)	$(0.193)	$(0.176)	$(0.174)	$(0.133)

From net realized gain	(0.018)	(0.039)	—	(0.015)	—

Total distributions	$(0.212)	$(0.232)	$(0.176)	$(0.189)	$(0.133)

Net asset value — End of period	$11.410	$10.570	$10.540	$10.270	$10.620

Total Return(2)(3)	10.04%	2.53%	4.35%	(1.56)%	7.58	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$521	$331	$380	$385	$192

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.40%	1.40%	1.40%	1.40%	1.40	%(5)

Net investment income	1.73%	1.85%	1.66%	1.59%	1.59	%(5)

Portfolio Turnover	33%	44%	53%	16%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.94%, 1.25%, 1.42%, 1.50% and 3.35% of average daily net assets for the years ended January 31, 2020, 2019, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

26	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class I

	Year Ended January 31,				Period Ended January 31, 2016(1)
	2020	2019	2018	2017

Net asset value — Beginning of period	$10.560	$10.530	$10.270	$10.610	$10.000

Income (Loss) From Operations

Net investment income	$0.304	$0.298	$0.281	$0.281	$0.217

Net realized and unrealized gain (loss)	0.869	0.069	0.261	(0.325)	0.607

Total income (loss) from operations	$1.173	$0.367	$0.542	$(0.044)	$0.824

Less Distributions

From net investment income	$(0.305)	$(0.298)	$(0.282)	$(0.281)	$(0.214)

From net realized gain	(0.018)	(0.039)	—	(0.015)	—

Total distributions	$(0.323)	$(0.337)	$(0.282)	$(0.296)	$(0.214)

Net asset value — End of period	$11.410	$10.560	$10.530	$10.270	$10.610

Total Return(2)(3)	11.25%	3.56%	5.30%	(0.47)%	8.33	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12,708	$8,415	$8,358	$6,465	$5,540

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.40%	0.40%	0.40%	0.40%	0.40	%(5)

Net investment income	2.73%	2.85%	2.65%	2.61%	2.81	%(5)

Portfolio Turnover	33%	44%	53%	16%	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.94%, 1.25%, 1.42%, 1.50% and 3.35% of average daily net assets for the years ended January 31, 2020, 2019, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

27	See Notes to Financial Statements.

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of six funds, two of which, each diversified, are included in these financial statements. They include Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund (formerly, Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund) (1-to-10 Year Laddered Fund) and Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund (formerly Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund) (10-to-20 Year Laddered Fund) (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to provide current income exempt from regular federal income tax. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Affiliated Fund. The Funds may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2020, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

28

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Notes to Financial Statements — continued

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2020 and January 31, 2019 was as follows:

	Year Ended January 31, 2020
	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Tax-exempt income	$984,898	$279,457

Ordinary income	$69,810	$13,929

Long-term capital gains	$—	$24,582

	Year Ended January 31, 2019
	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Tax-exempt income	$918,541	$237,693

Ordinary income	$85,193	$9,703

Long-term capital gains	$—	$32,471

During the year ended January 31, 2020, the following amounts were reclassified due to differences between book and tax accounting, primarily for tax treatment of distributions in excess of net tax-exempt income and for the 10-to-20 Year Laddered Fund, its use of equalization accounting. Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

29

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Notes to Financial Statements — continued

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Change in:

Paid-in capital	$5,239	$3,376

Distributable earnings	$(5,239)	$(3,376)

As of January 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Undistributed long-term capital gains	$—	$78,717

Deferred capital losses	$(211,613)	$—

Net unrealized appreciation	$2,246,179	$988,823

Distributions payable	$(46)	$—

At January 31, 2020, the 1-to-10 Year Laddered Fund, for federal income tax purposes, had deferred capital losses of $211,613 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2020, $145,082 are short-term and $66,531 are long-term.

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2020, as determined on a federal income tax basis, were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Aggregate cost	$68,260,786	$14,330,613

Gross unrealized appreciation	$2,246,179	$988,823

Gross unrealized depreciation	—	—

Net unrealized appreciation	$2,246,179	$988,823

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to each Fund. The fee is based upon a percentage of average daily net assets as presented in the following table and is payable monthly.

	Annual Asset Rate
Daily Net Assets	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Up to $1 billion	0.32%	0.32%

30

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Notes to Financial Statements — continued

On average daily net assets of $1 billion or more, the rates are reduced. The Funds invest their cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended January 31, 2020, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Investment Adviser and Administration Fee	$193,172	$35,549

Effective Annual Rate	0.32%	0.32%

Pursuant to a sub-advisory agreement effective January 15, 2020, EVM has delegated the investment management of the Funds to Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Funds. EVM and Parametric have agreed to reimburse each Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.65%, 1.40% and 0.40% of each Fund’s average daily net assets for Class A, Class C and Class I, respectively. These agreements may be changed or terminated after May 31, 2020. Pursuant to these agreements, EVM and Parametric were allocated $109,140 and $104,052 in total of operating expenses of 1-to-10 Year Laddered Fund and 10-to-20 Year Laddered Fund, respectively, for the year ended January 31, 2020.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2020 were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

EVM’s Sub-Transfer Agent Fees	$1,323	$830

EVD’s Class A Sales Charges	$990	$601

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2020 for Class A shares amounted to the following:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class A Distribution and Service Fees	$45,337	$1,654

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the respective Fund. For the year ended January 31, 2020, the Funds paid or accrued to EVD the following distribution fees:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class C Distribution Fees	$29,329	$2,835

31

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TABS Laddered Municipal Bond Funds

January 31, 2020

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2020 amounted to the following:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Class C Service Fees	$9,777	$945

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2020, the Funds were informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2020 were as follows:

	1-to-10 Year Laddered Fund	10-to-20 Year Laddered Fund

Purchases	$40,474,049	$7,031,658

Sales	$24,050,940	$3,411,597

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31, 2020
1-to-10 Year Laddered Fund	Class A	Class C	Class I

Sales	235,649	55,648	2,559,462

Issued to shareholders electing to receive payments of distributions in Fund shares	27,850	3,343	68,931

Redemptions	(140,091)	(78,945)	(1,236,423)

Net increase (decrease)	123,408	(19,954)	1,391,970

	Year Ended January 31, 2019
	Class A	Class C	Class I

Sales	570,425	106,559	2,044,610

Issued to shareholders electing to receive payments of distributions in Fund shares	23,333	2,889	71,394

Redemptions	(498,829)	(81,650)	(3,138,663)

Net increase (decrease)	94,929	27,798	(1,022,659)

32

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TABS Laddered Municipal Bond Funds

January 31, 2020

Notes to Financial Statements — continued

	Year Ended January 31, 2020
10-to-20 Year Laddered Fund	Class A	Class C	Class I

Sales	65,465	21,459	388,382

Issued to shareholders electing to receive payments of distributions in Fund shares	1,584	652	26,400

Redemptions	(10,205)	(7,776)	(98,129)

Net increase	56,844	14,335	316,653

	Year Ended January 31, 2019
	Class A	Class C	Class I

Sales	9,017	—	38,124

Issued to shareholders electing to receive payments of distributions in Fund shares	937	759	25,077

Redemptions	(13,714)	(5,510)	(59,821)

Net increase (decrease)	(3,760)	(4,751)	3,380

At January 31, 2020, EVM owned 46.1% of the value of the outstanding shares of 10-to-20 Year Laddered Fund.

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2020.

9  Investments in Affiliated Funds

At January 31, 2020, the value of each Fund’s investment in affiliated funds was $1,591,685 and $2,277,103 for 1-to-10 Year Laddered Fund and 10-to-20 Year Laddered Fund, respectively, which represents 2.2% and 16.0% of each Fund’s net assets, respectively. Transactions in affiliated funds by the Funds for the year ended January 31, 2020 were as follows:

1-to-10 Year Laddered Fund
Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$8,198,232	$35,521,330	$(42,128,377)	$758	$(258)	$1,591,685	$69,393	1,591,526

33

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Notes to Financial Statements — continued

10-to-20 Year Laddered Fund
Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$440,443	$8,098,733	$(6,262,248)	$—	$175	$2,277,103	$20,375	2,276,876

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2020, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

1-to-10 Year Laddered Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$68,915,280	$—	$68,915,280

Short-Term Investments	—	1,591,685	—	1,591,685

Total Investments	$—	$70,506,965	$—	$70,506,965

10-to-20 Year Laddered Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$13,042,333	$—	$13,042,333

Short-Term Investments	—	2,277,103	—	2,277,103

Total Investments	$—	$15,319,436	$—	$15,319,436

11  Name Change

Effective January 15, 2020, the names of Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund and Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund were changed from Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund, respectively. The name changes were made in connection with Parametric’s becoming sub-adviser to the Funds as disclosed in Note 3.

12  Subsequent Event

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and through March 20, 2020, the date these financial statements were issued, has resulted in substantial market volatility and may result in a significant economic downturn.

34

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund and Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund (formerly, Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund) and Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund (formerly, Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund) (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from the start of business, May 4, 2015, to January 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of January 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, May 4, 2015, to January 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 20, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

35

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2020, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

TABS 1-to-10 Year Laddered Municipal Bond Fund	93.38%

TABS 10-to-20 Year Laddered Municipal Bond Fund	95.34%

Capital Gains Dividends.  The TABS 10-to-20 Year Laddered Municipal Bond Fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2020, $106,675 or, if subsequently determined to be different, the net capital gain of such year.

36

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting held on December 10 and 11, 2019 (the “Meeting”), the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies (the “Eaton Vance Funds”) advised by Eaton Vance Management or its affiliate, Boston Management and Research (together, “Eaton Vance”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve new investment sub-advisory agreements between Eaton Vance Management (“EVM” or the “Adviser”) and Parametric Portfolio Associates, LLC (“PPA”), an affiliate of Eaton Vance, with respect to each of Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund (together, the “Funds”), including their respective fee structures (together, the “New Sub-advisory Agreements”).

As of the date of the Meeting, the Board noted that EVM served as the investment adviser to the Funds pursuant to investment advisory and administrative agreements between each Fund and the Adviser (each, an “Advisory Agreement”). The Board also noted that each Advisory Agreement provides that the Adviser may employ one or more investment sub-advisers to perform advisory services for the Funds, subject to required approvals, including by the Board. Based on information provided to the Board by Eaton Vance at the Meeting, the Board’s approval of the New Sub-advisory Agreements permits PPA to be appointed as a sub-adviser to each Fund and enables the Funds to continue their respective investment programs. The Board noted that EVM and PPA are each indirect wholly-owned subsidiaries of the same parent company, Eaton Vance Corp. (“EVC”).

At the Meeting, and prior to voting its approval of the New Sub-advisory Agreements, the Board received information from Eaton Vance regarding a strategic initiative previously announced by EVC whereby, among other initiates, members of Eaton Vance’s Tax-Advantaged Bond Strategies (“TABS”) division and Quantitative Strategies (“QS”) group would be joining PPA (the “Transition”). The Board considered information from Eaton Vance regarding the Transition, noting that the Transition was intended to strengthen EVC’s leadership positions in rules-based, systematic investment strategies. The Board received information that, in connection with the Transition, EVM would continue providing investment services to the Funds under their respective Advisory Agreements and PPA would provide portfolio management services to the Funds pursuant to the New Sub-advisory Agreements.

In considering the proposal to approve the New Sub-advisory Agreements, the Board reviewed information furnished for the Meeting, as well as information previously furnished throughout the year at the meetings of the Board and its committees. In this connection, the Board also considered information evaluated by the Board and its Contract Review Committee in determining to approve investment advisory and sub-advisory agreements for the Eaton Vance Funds at the meeting of the Board held on April 24, 2019 (the “2019 Annual Contract Renewal”). As part of this review, the Board considered information provided by Eaton Vance and its affiliates during the 2019 Annual Contract Renewal relating to the Board’s approval of the Advisory Agreements.

The Board was assured that the Transition would not result in, among other things, any changes to the nature or level of services currently being provided by EVM under each Advisory Agreement, which, following the Transition, would be provided collectively by EVM and PPA under each Advisory Agreement and the New Sub-advisory Agreements, respectively. In this regard, the Board considered the investment management related services that PPA will provide, as well as the ongoing services to be provided by EVM, including the background and experience of the portfolio management personnel who would continue to manage the Funds following the Transition. The Board considered that the individuals primarily responsible for providing portfolio management services to the Funds under each Advisory Agreement will continue to serve in substantially the same roles under the New Sub-advisory Agreements. The Board specifically noted that the terms of the New Sub-advisory Agreements are substantially similar to the terms of the standard form used by Eaton Vance with affiliated sub-advisers for other Eaton Vance Funds in the Eaton Vance complex. Accordingly, in addition to the information considered at the Meeting and at prior meetings of the Board, including in connection with the 2019 Annual Contract Renewal, the Board considered relevant information provided by Eaton Vance in connection with the approval of the Advisory Agreements, as well as approvals of sub-advisory agreements between Eaton Vance and PPA with respect to other Eaton Vance Funds.

Information considered by the Board relating to the New Sub-advisory Agreements included, among other things, the following (certain information was considered by the Board in connection with the 2019 Annual Contract Renewal):

Information about Fees and Expenses

•	The advisory and related fees to be paid by each Fund and the sub-advisory fees to be paid by the Adviser to PPA;

•	Comparative information concerning fees charged by other advisers for managing funds similar to the Funds;

Information about Portfolio Management and Trading

•	Descriptions of the portfolio management services to be provided by PPA under the New Sub-advisory Agreements, as well as the investment strategies and policies to be employed;

•	Information about PPA’s policies and practices with respect to trading, including their processes for seeking best execution of portfolio transactions;

37

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Board of Trustees’ Contract Approval — continued

Information about the Adviser and PPA

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for each Fund, and information relating to their compensation and responsibilities with respect to managing, as applicable, other mutual funds and/or investment accounts;

•	The Code of Ethics of PPA, together with information relating to compliance with, and the administration of, such code;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance by PPA, including descriptions of its various compliance programs and its record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Adviser and its affiliates, including PPA;

•	A description of Eaton Vance’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters; and

Other Relevant Information

•	The terms of the New Sub-advisory Agreements.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the New Sub-advisory Agreements, including their respective fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-advisory Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Sub-advisory Agreements, the Board evaluated the nature, extent and quality of services to be provided by PPA under the New Sub-advisory Agreements.

The Board considered PPA’s management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who will provide portfolio management, investment research, and similar services under the New Sub-advisory Agreements. The Board considered the resources available to PPA in fulfilling its duties under the New Sub-advisory Agreements and the abilities and experience of PPA’s investment professionals in implementing the investment strategies of each Fund. In this regard, the Board noted that the individuals primarily responsible for providing portfolio management services to each Fund under the Advisory Agreements will continue to serve in substantially the same roles under the New Sub-advisory Agreements. The Board considered the abilities and experience of such investment professionals in the TABS and municipal research groups involved in managing the Funds and other funds and accounts that invest primarily in municipal bonds and employ tax-advantaged bond and laddered strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of PPA as well as other factors, including the reputation and resources of PPA to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of each Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including PPA. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by PPA, taken as a whole, will be appropriate and consistent with the terms of the New Sub-advisory Agreements.

Performance, Management Fees, Profitability and Economies of Scale

The Board considered the fact that, as part of the 2019 Annual Contract Renewal with respect to each Fund, the Board had concluded that (i) the performance of each Fund was satisfactory, (ii) the management fees payable to the Adviser were reasonable, (iii) the profits being realized by the Adviser and its affiliates were deemed not to be excessive, and (iv) each Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser, and that the structure of each advisory fee, which includes breakpoints at several asset levels, will allow each Fund to continue to benefit from any economies of scale in the future. In considering whether to approve the New Sub-advisory Agreements, the Board considered the fact that both the Adviser and PPA are indirect wholly-owned subsidiaries of the same parent company, EVC. The Board also considered that the Transition is not expected to result in any change in the terms of the Advisory Agreements (including the fees payable thereunder), and that the Adviser will be responsible for the payment of all fees to PPA. Accordingly, the Board concluded that the appointment of PPA as a sub-adviser under the New Sub-advisory Agreements is not expected to adversely affect the performance of the Funds, the reasonableness of the management fees payable by the Funds, a portion of which will be paid by the Adviser to PPA, the profits to be realized by the Adviser and its affiliates, including PPA, in managing the Funds or the extent to which the Funds can be expected to benefit from economies of scale in the future.

38

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

39

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

40

Parametric

TABS Laddered Municipal Bond Funds

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

41

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

42

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

21124    1.31.20

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

Annual Report

January 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/ppafunddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-260-0761. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report January 31, 2020

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 37

Federal Tax Information	18

Board of Trustees’ Contract Approval	38

Management and Organization	40

Important Notices	43

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended January 31, 2020, was marked by strong performance across the municipal bond market, with the Bloomberg Barclays Municipal Bond Index,2 a broad measure of the asset class, returning 8.65%. The municipal bond yield curve8 experienced a so-called “bull market flattening”, where rates declined across the curve, but more so toward the long end of the curve. With investors searching for yield in a low-rate environment, lower rated7 bonds generally outperformed higher rated bonds, while longer duration9 issues outperformed shorter duration issues.

As the period opened on February 1, 2019, investors were concerned about a growing U.S.-China trade war. Following its December 19, 2018 federal funds rate hike — the last one on record — the U.S. Federal Reserve (the Fed) lowered its projected number of rate increases for 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income securities over stocks, initiating a bond rally that pushed longer term bond prices up and yields down.

The fixed-income rally continued through the spring and summer of 2019, propelled by lower-than-desired inflation, low European interest rates, on-again/off-again trade-conflict rhetoric, and Fed comments in March that were more dovish than the market had expected — leading many investors to conclude that further rate hikes were off the table for 2019. After holding interest rates steady through the first half of the period, the Fed cut the federal funds rate for the first time in over a decade on July 31, 2019, followed by two more rate cuts in September and October to end the period at 1.50%-1.75%.

In the middle and long portions of the yield curve — where rates are influenced more by the market than the Fed — rates bottomed at the beginning of September. From September 3 through the end of December, U.S. and European interest rates trended modestly upward, amid better-than-expected U.S. employment reports and cautious optimism about a U.S.-China trade détente.

Two events in the final month of the period, January 2020, raised investor concerns and led to a renewed “flight to quality” that revived the bond market rally. On January 2, the assassination of Iran’s top military commander by a U.S. drone strike briefly raised the specter of a U.S.-Iran military conflict. More lasting was the effect of the coronavirus outbreak in China, which threatened to slow global economic growth for possibly months.

Within the municipal bond market, technical factors amplified the price rally during the period. The 2017 tax law changes resulted in a combination of lower supply of new municipal issues and increased demand from high-income investors in high-tax states who had seen their tax bills rise under the revised code.

Fund Performance

For the 12-month period ended January 31, 2020, Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund (the Fund) returned 7.56% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Bloomberg Barclays 10 Year Municipal Bond Index (the Index), which returned 8.61%.

The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, or expenses.

The Fund provides rules-based, approximately equal-weighted exposure in each year across the 5-15 year maturity portion of the yield curve, with the objective of seeking current income exempt from regular federal income tax. Management seeks to add incremental return through active security selection and in-depth credit analysis.

During the period, yield-curve positioning and duration detracted from Fund performance versus the Index. While the Index was entirely positioned in the 8-12 year area of the yield curve, the Fund was approximately equally weighted across the yield curve from 5 through 15 years. The Fund’s out-of Index holdings in the 5-7 year area of the curve underperformed the Index holdings in the longer maturity area of the curve and, thus, detracted from results relative to the Index.

In addition, the Fund had a shorter duration, or sensitivity to interest rate changes, than the Index during the period. This detracted from relative performance because the Fund benefited less than the Index from declining interest rates and rising bond prices during the period. The Fund’s duration positioning was a by-product of the Fund’s rules-based, equal-weighted yield-curve positioning.

In contrast, security selection and credit quality contributed to Fund performance versus the Index during the period. Active security selection — management’s work with credit analysts to pick sectors, issuers, and individual bonds to invest in — was the largest contributor to results relative to the Index.

With regard to credit quality, the Fund’s overweight exposure to A- and BBB-rated bonds aided relative performance, as lower rated bonds outperformed higher rated bonds during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	02/01/2010	02/01/2010	7.56%	3.14%	5.94%
Class A with 4.75% Maximum Sales Charge	—	—	2.45	2.15	5.43
Class C at NAV	02/01/2010	02/01/2010	6.68	2.37	5.15
Class C with 1% Maximum Sales Charge	—	—	5.68	2.37	5.15
Class I at NAV	02/01/2010	02/01/2010	7.83	3.40	6.20
Bloomberg Barclays 10 Year Municipal Bond Index	—	—	8.61%	3.66%	4.76%
Bloomberg Barclays 15 Year Municipal Bond Index	—	—	10.48	4.34	5.41

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.69%	1.44%	0.44%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.69%	0.94%	1.94%
SEC 30-day Yield – Subsidized			0.81	0.11	1.09
SEC 30-day Yield – Unsubsidized			0.79	0.09	1.07

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/01/2010	$16,533	N.A.
Class I	$250,000	02/01/2010	$456,551	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Fund Profile6

Credit Quality (% of total investments)7

See Endnotes and Additional Disclosures in this report.

4

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays 10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 8-12 years. Bloomberg Barclays 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charges reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Effective April 15, 2015, the Fund changed its investment objective and investment strategy. Performance prior to April 15, 2015 reflects the Fund’s performance under its former investment objective and policies.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 5/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

The Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[7]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

[9]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

Important Notice to Shareholders

The Fund’s investment adviser, Eaton Vance Management (EVM), is a wholly-owned subsidiary of Eaton Vance Corp. (EVC). Effective January 15, 2020, the Board of Trustees of the Fund approved the delegation of the day-to-day investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), an indirect wholly-owned subsidiary of EVC. On such date, Parametric became the sub-adviser of the Fund. Accordingly, effective January 15, 2020, the name of Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund was changed from Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund. There has been no change in portfolio management for the Fund. The Fund’s portfolio managers from EVM became employees of Parametric in connection with these changes.

5

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 – January 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/19)	Ending Account Value (1/31/20)	Expenses Paid During Period* (8/1/19 – 1/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,027.30	$3.32	**	0.65%
Class C	$1,000.00	$1,023.50	$7.14	**	1.40%
Class I	$1,000.00	$1,028.60	$2.05	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.31	**	0.65%
Class C	$1,000.00	$1,018.10	$7.12	**	1.40%
Class I	$1,000.00	$1,023.20	$2.04	**	0.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Statement of Assets and Liabilities

Assets	January 31, 2020

Investment in 5-to-15 Year Laddered Municipal Bond Portfolio, at value (identified cost, $679,162,806)	$721,807,101

Receivable for Fund shares sold	2,698,477

Receivable from affiliates	7,528

Total assets	$724,513,106

Liabilities

Payable for Fund shares redeemed	$701,711

Distributions payable	232,125

Payable to affiliates:

Distribution and service fees	53,253

Accrued expenses	130,207

Total liabilities	$1,117,296

Net Assets	$723,395,810

Sources of Net Assets

Paid-in capital	$692,964,856

Distributable earnings	30,430,954

Total	$723,395,810

Class A Shares

Net Assets	$85,608,310

Shares Outstanding	6,637,213

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.90

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$13.54

Class C Shares

Net Assets	$41,688,681

Shares Outstanding	3,233,422

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$12.89

Class I Shares

Net Assets	$596,098,819

Shares Outstanding	46,248,903

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.89

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Statement of Operations

Investment Income	Year Ended January 31, 2020

Interest allocated from Portfolio	$16,630,309

Expenses allocated from Portfolio	(2,306,896)

Total investment income from Portfolio	$14,323,413

Expenses

Distribution and service fees

Class A	$212,722

Class C	431,223

Trustees’ fees and expenses	500

Custodian fee	45,495

Transfer and dividend disbursing agent fees	234,076

Legal and accounting services	32,782

Printing and postage	40,111

Registration fees	55,008

Miscellaneous	11,205

Total expenses	$1,063,122

Deduct —

Allocation of expenses to affiliates	$92,084

Total expense reductions	$92,084

Net expenses	$971,038

Net investment income	$13,352,375

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$3,629,939

Net realized gain	$3,629,939

Change in unrealized appreciation (depreciation) —

Investments	$31,441,339

Net change in unrealized appreciation (depreciation)	$31,441,339

Net realized and unrealized gain	$35,071,278

Net increase in net assets from operations	$48,423,653

8	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$13,352,375	$12,742,087

Net realized gain (loss)	3,629,939	(8,207,796)

Net change in unrealized appreciation (depreciation)	31,441,339	13,003,732

Net increase in net assets from operations	$48,423,653	$17,538,023

Distributions to shareholders —

Class A	$(1,602,941)	$(1,744,865)

Class C	(489,123)	(565,341)

Class I	(11,259,743)	(10,431,013)

Total distributions to shareholders	$(13,351,807)	$(12,741,219)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$13,723,494	$18,455,738

Class C	4,060,270	5,070,229

Class I	202,214,275	186,422,803

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,402,518	1,564,859

Class C	364,233	429,822

Class I	8,940,271	8,485,187

Cost of shares redeemed

Class A	(21,640,930)	(38,412,479)

Class C	(10,115,553)	(15,432,970)

Class I	(115,874,192)	(236,218,511)

Net asset value of shares converted

Class A	254,761	597,026

Class C	(254,761)	(597,026)

Net increase (decrease) in net assets from Fund share transactions	$83,074,386	$(69,635,322)

Other capital —

Portfolio transaction fee contributed to Portfolio	$(202,118)	$(305,548)

Portfolio transaction fee allocated from Portfolio	200,083	302,533

Net decrease in net assets from other capital	$(2,035)	$(3,015)

Net increase (decrease) in net assets	$118,144,197	$(64,841,533)

Net Assets

At beginning of year	$605,251,613	$670,093,146

At end of year	$723,395,810	$605,251,613

9	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Financial Highlights

	Class A

	Year Ended January 31,
	2020	2019	2018	2017		2016

Net asset value — Beginning of year	$12.220	$12.110	$11.900	$12.220		$12.080

Income (Loss) From Operations

Net investment income	$0.237	$0.225	$0.210	$0.175		$0.240

Net realized and unrealized gain (loss)	0.680	0.110	0.210	(0.320)		0.140

Total income (loss) from operations	$0.917	$0.335	$0.420	$(0.145)		$0.380

Less Distributions

From net investment income	$(0.237)	$(0.225)	$(0.210)	$(0.175)		$(0.240)

Total distributions	$(0.237)	$(0.225)	$(0.210)	$(0.175)		$(0.240)

Net asset value — End of year	$12.900	$12.220	$12.110	$11.900		$12.220

Total Return(1)(2)	7.56%	2.80%	3.53%	(1.21)%		3.23%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$85,608	$87,287	$104,397	$144,984		$51,806

Ratios (as a percentage of average daily net assets):(3)

Expenses(2)	0.65%	0.65%	0.65%	0.65%		0.67	%(4)

Net investment income	1.88%	1.87%	1.72%	1.41%		1.93%

Portfolio Turnover of the Portfolio(5)	28%	78%	35%	30	%(6)	—

Portfolio Turnover of the Fund	—	—	—	6	%(6)(7)	41%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and the sub-adviser of the Fund and the investment adviser and the sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.02%, 0.04%, 0.05%, 0.07% and 0.18% of average daily net assets for the years ended January 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from February 1, 2016 through March 27, 2016 when the Fund was making investments directly in securities.

10	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Financial Highlights — continued

	Class C

	Year Ended January 31,
	2020	2019	2018	2017		2016

Net asset value — Beginning of year	$12.220	$12.100	$11.890	$12.210		$12.070

Income (Loss) From Operations

Net investment income	$0.142	$0.134	$0.118	$0.082		$0.152

Net realized and unrealized gain (loss)	0.670	0.120	0.210	(0.320)		0.138

Total income (loss) from operations	$0.812	$0.254	$0.328	$(0.238)		$0.290

Less Distributions

From net investment income	$(0.142)	$(0.134)	$(0.118)	$(0.082)		$(0.150)

Total distributions	$(0.142)	$(0.134)	$(0.118)	$(0.082)		$(0.150)

Net asset value — End of year	$12.890	$12.220	$12.100	$11.890		$12.210

Total Return(1)(2)	6.68%	2.12%	2.75%	(1.96)%		2.45%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$41,689	$45,309	$55,476	$53,321		$18,594

Ratios (as a percentage of average daily net assets):(3)

Expenses(2)	1.40%	1.40%	1.40%	1.40%		1.42	%(4)

Net investment income	1.13%	1.11%	0.96%	0.66%		1.17%

Portfolio Turnover of the Portfolio(5)	28%	78%	35%	30	%(6)	—

Portfolio Turnover of the Fund	—	—	—	6	%(6)(7)	41%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator and the sub-adviser of the Fund and the investment adviser and the sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.02%, 0.04%, 0.05%, 0.07% and 0.18% of average daily net assets for the years ended January 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from February 1, 2016 through March 27, 2016 when the Fund was making investments directly in securities.

11	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Financial Highlights — continued

	Class I

	Year Ended January 31,
	2020	2019	2018	2017		2016

Net asset value — Beginning of year	$12.210	$12.100	$11.890	$12.210		$12.070

Income (Loss) From Operations

Net investment income	$0.268	$0.255	$0.240	$0.206		$0.270

Net realized and unrealized gain (loss)	0.680	0.110	0.210	(0.320)		0.140

Total income (loss) from operations	$0.948	$0.365	$0.450	$(0.114)		$0.410

Less Distributions

From net investment income	$(0.268)	$(0.255)	$(0.240)	$(0.206)		$(0.270)

Total distributions	$(0.268)	$(0.255)	$(0.240)	$(0.206)		$(0.270)

Net asset value — End of year	$12.890	$12.210	$12.100	$11.890		$12.210

Total Return(1)(2)	7.83%	3.06%	3.79%	(0.97)%		3.49%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$596,099	$472,656	$510,220	$284,003		$94,748

Ratios (as a percentage of average daily net assets):(3)

Expenses(2)	0.40%	0.40%	0.40%	0.40%		0.42	%(4)

Net investment income	2.12%	2.11%	1.94%	1.66%		2.21%

Portfolio Turnover of the Portfolio(5)	28%	78%	35%	30	%(6)	—

Portfolio Turnover of the Fund	—	—	—	6	%(6)(7)	41%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator and the sub-adviser of the Fund and the investment adviser and the sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.02%, 0.04%, 0.05%, 0.07% and 0.18% of average daily net assets for the years ended January 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from February 1, 2016 through March 27, 2016 when the Fund was making investments directly in securities.

12	See Notes to Financial Statements.

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund (formerly, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund) (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in 5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.0% at January 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by the Portfolio’s investments in municipal obligations, which are exempt from regular federal income tax when received by the Portfolio, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder,

13

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Notes to Financial Statements — continued

receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2020 and January 31, 2019 was as follows:

	Year Ended January 31,
	2020	2019

Tax-exempt income	$13,351,807	$12,741,219

As of January 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed tax-exempt income	$235,800

Deferred capital losses	$(12,357,506)

Net unrealized appreciation	$42,784,785

Distributions payable	$(232,125)

At January 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $12,357,506 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2020, $10,861,551 are short-term and $1,495,955 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.32% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $1 billion and is payable monthly. On Direct Assets of $1 billion and over, the annual fee is reduced. For the year ended January 31, 2020, the Fund incurred no investment adviser fee on Direct Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

Pursuant to a sub-advisory agreement effective January 15, 2020, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund.

EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.65%, 1.40% and 0.40% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after May 31, 2020. Pursuant to this agreement, EVM and Parametric were allocated $92,084 in total of the Fund’s operating expenses for the year ended January 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2020, EVM earned $5,477 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $11,160 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

14

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2020 amounted to $212,722 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2020, the Fund paid or accrued to EVD $323,417 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2020 amounted to $107,806 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2020, the Fund was informed that EVD received approximately $7,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended January 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $101,024,194 and $33,894,325, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1H of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2020	2019

Sales	1,086,749	1,535,167

Issued to shareholders electing to receive payments of distributions in Fund shares	111,314	129,793

Redemptions	(1,722,523)	(3,193,486)

Converted from Class C shares	20,066	48,977

Net decrease	(504,394)	(1,479,549)

	Year Ended January 31,
Class C	2020	2019

Sales	324,004	421,465

Issued to shareholders electing to receive payments of distributions in Fund shares	28,948	35,666

Redemptions	(808,021)	(1,282,992)

Converted to Class A shares	(20,073)	(49,033)

Net decrease	(475,142)	(874,894)

15

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Notes to Financial Statements — continued

	Year Ended January 31,
Class I	2020	2019

Sales	16,101,873	15,477,973

Issued to shareholders electing to receive payments of distributions in Fund shares	709,234	704,377

Redemptions	(9,259,871)	(19,650,265)

Net increase (decrease)	7,551,236	(3,467,915)

8  Name Change

Effective January 15, 2020, the name of Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund was changed from Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund. The name change was made in connection with Parametric’s becoming sub-adviser to the Fund as disclosed in Note 3.

9  Subsequent Event

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and through March 20, 2020, the date these financial statements were issued, has resulted in substantial market volatility and may result in a significant economic downturn.

16

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund (formerly, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund) (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 20, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2020, the Fund designates 100.00% of distributions from net investment income as an exempt-interest dividend.

18

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments

Tax-Exempt Investments — 97.2%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.7%

Vermont Bond Bank, (Vermont State Colleges System), 3.00%, 10/1/35(1)	$500	$536,505

Virginia Resources Authority, (Pooled Financing Program), 4.00%, 11/1/35	1,325	1,579,731

Virginia Resources Authority, (Pooled Financing Program), 5.00%, 11/1/28	2,460	2,827,696

		$4,943,932

Education — 3.9%

Brownsburg 1999 School Building Corp., IN, 5.00%, 2/5/25	$200	$238,324

Brownsburg 1999 School Building Corp., IN, 5.00%, 2/5/26	565	692,504

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/24	275	321,835

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/25	275	330,701

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/26	300	368,850

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/27	300	376,023

Colorado School of Mines, 4.00%, 12/1/34	890	1,022,708

Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/25	875	1,047,401

Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/26	1,000	1,226,180

Florida Higher Educational Facilities Financing Authority, (Nova Southeastern University), 5.00%, 4/1/30	750	886,973

Louisiana Public Facilities Authority, (Tulane University), 5.00%, 12/15/27	505	623,402

Massachusetts Health and Educational Facilities Authority, (Tufts University), (SPA: Wells Fargo Bank, N.A.), 1.13%, 8/15/34(2)	5,000	5,000,000

Nevada System of Higher Education, 5.00%, 7/1/24	1,000	1,134,250

North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/29	200	215,750

Rhode Island Health and Educational Building Corp., (Rhode Island School of Design), (LOC: TD Bank, N.A.), 0.90%, 8/15/36(3)	5,000	5,000,000

Saginaw Valley State University, MI, 5.00%, 7/1/26	750	921,188

Saginaw Valley State University, MI, 5.00%, 7/1/27	500	608,755

Saginaw Valley State University, MI, 5.00%, 7/1/28	1,000	1,212,530

University of New Mexico, (SPA: U.S. Bank, N.A.), 0.88%, 6/1/26(3)	4,500	4,500,000

University of North Carolina at Greensboro, 5.00%, 4/1/33	1,085	1,248,032

Virginia Commonwealth University, 4.00%, 11/1/34	1,145	1,353,550

Western Michigan University, 5.00%, 11/15/24	300	355,767

		$28,684,723

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 2.7%

Brownsville, TX, Utilities System Revenue, 5.00%, 9/1/29	$1,000	$1,193,320

Energy Northwest, WA, Wind Project Revenue, 5.00%, 7/1/25	365	439,675

Energy Northwest, WA, Wind Project Revenue, 5.00%, 7/1/26	1,000	1,201,960

Fayetteville Public Works Commission, NC, 5.00%, 3/1/25	1,000	1,200,820

Garland, TX, Electric Utility System Revenue, 5.00%, 3/1/32	250	299,907

Lower Colorado River Authority, TX, 5.00%, 5/15/34(1)	395	519,666

Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), 5.00%, 5/15/24	100	116,824

Marquette Board of Light and Power, MI, 5.00%, 7/1/27	735	897,391

North Carolina Municipal Power Agency No. 1, (Catawba), 5.00%, 1/1/29	500	614,940

Orlando Utilities Commission, FL, Utility System Revenue, (SPA: TD Bank, N.A.), 0.95%, 10/1/33(3)	5,000	5,000,000

Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/25	500	592,210

Redding Joint Powers Financing Authority, CA, Electric System Revenue, 5.00%, 6/1/24	300	353,637

Redding Joint Powers Financing Authority, CA, Electric System Revenue, 5.00%, 6/1/26	250	308,012

Springfield Electric System Revenue, IL, 5.00%, 3/1/27	250	295,743

Springfield Electric System Revenue, IL, 5.00%, 3/1/28	250	294,613

Springfield Electric System Revenue, IL, 5.00%, 3/1/29	250	293,855

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/27	300	354,375

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/28	400	471,500

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/29	1,120	1,315,518

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/30	1,500	1,756,500

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/31	1,000	1,168,710

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/33	300	349,551

Walnut Energy Center Authority, CA, 5.00%, 1/1/33	250	291,878

		$19,330,605

General Obligations — 29.4%

Abilene Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/32	$700	$824,236

Addison, TX, 5.00%, 2/15/26	270	303,507

Alvin Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/34	2,265	2,641,262

Anchorage, AK, 5.00%, 9/1/24	250	296,000

Anchorage, AK, 5.00%, 9/1/25	100	121,962

Anchorage, AK, 5.00%, 9/1/27	780	946,904

Austin, TX, 5.00%, 9/1/30	3,085	4,084,324

Belding Area Schools, MI, 5.00%, 5/1/28	250	304,458

Belding Area Schools, MI, 5.00%, 5/1/30	250	302,705

Birmingham, AL, 5.00%, 12/1/25	1,050	1,285,725

Birmingham, AL, 5.00%, 12/1/27	2,460	3,143,265

19	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Burlington, VT, 5.00%, 11/1/27	$305	$389,040

Burlington, VT, 5.00%, 11/1/29	235	311,095

Burlington, VT, 5.00%, 11/1/30	300	394,230

Burlington, VT, Series 2016A, 5.00%, 11/1/25	300	366,438

Burlington, VT, Series 2016A, 5.00%, 11/1/26	150	187,716

Burlington, VT, Series 2019A, 5.00%, 11/1/25	150	183,219

Burlington, VT, Series 2019A, 5.00%, 11/1/26	210	262,802

California, 4.00%, 9/1/26	320	383,347

California, 5.00%, 8/1/24	1,390	1,645,246

California, 5.00%, 8/1/26	2,010	2,453,607

California, 5.00%, 8/1/28	2,000	2,641,620

California, 5.00%, 8/1/32	1,590	1,973,874

Cape May County, NJ, 3.00%, 10/1/31	1,000	1,078,920

Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/33	1,000	726,820

Clark County, NV, 4.00%, 11/1/34	2,375	2,653,564

Collin County, TX, 5.00%, 2/15/25	1,605	1,923,753

Colonial School District, PA, 5.00%, 2/15/32	100	120,496

Colonial School District, PA, 5.00%, 2/15/33	200	240,498

Contra Costa Community College District, CA, (Election of 2014), 4.00%, 8/1/32	650	807,410

Contra Costa Community College District, CA, (Election of 2014), 4.00%, 8/1/33	350	433,542

Cook County School District No. 25, (Arlington Heights), IL, 5.00%, 12/15/32	630	767,428

Dallas, TX, 5.00%, 2/15/29	2,775	3,197,771

Dallas, TX, 5.00%, 2/15/31	3,615	4,024,037

Delaware, 5.00%, 2/1/29	1,000	1,302,940

Denton County, TX, 4.00%, 7/15/31	1,500	1,802,790

District of Columbia, 5.00%, 6/1/33	6,690	7,777,593

Douglas County School District No. Re-1, CO, 4.00%, 12/15/34	3,000	3,536,250

Dowagiac Union School District, MI, 4.00%, 5/1/26	350	411,649

Dublin City School District, OH, 5.00%, 12/1/29	500	658,940

Easton Area School District, PA, 5.00%, 2/1/31	1,650	2,083,950

Edinburg, TX, 5.00%, 3/1/25	310	369,709

Fayette County School District, GA, 5.25%, 9/1/24	1,175	1,404,336

Flower Mound, TX, 5.00%, 3/1/27	510	629,065

Franklin County, OH, 4.25%, 12/1/35	1,250	1,363,437

Frisco Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/30	400	452,128

Georgia, 5.00%, 2/1/32	1,000	1,252,520

Granville Exempted Village School District, OH, 5.00%, 12/1/26	500	615,290

Harlandale Independent School District, TX, 5.00%, 8/1/29	845	1,047,868

Hennepin County, MN, 5.00%, 12/1/33	1,000	1,242,680

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Homewood, AL, 5.00%, 9/1/28	$2,000	$2,478,080

Homewood, AL, 5.00%, 9/1/29	2,000	2,468,460

Honolulu City and County, HI, 3.00%, 9/1/31	1,510	1,660,638

Illinois, 5.00%, 10/1/26	3,650	4,344,339

Illinois, 5.00%, 2/1/27	2,730	3,268,028

Illinois, 5.00%, 1/1/28	5,655	6,579,310

Illinois, 5.00%, 3/1/28	2,000	2,122,180

Illinois, 5.00%, 4/1/29	1,190	1,326,065

Illinois, 5.00%, 3/1/34	6,000	6,334,740

Illinois, 5.00%, 3/1/35	1,000	1,055,110

Kane, Cook and DuPage Counties School District No. 46, IL, 5.00%, 1/1/29	1,000	1,139,920

Kane, McHenry, Cook and DeKalb Counties Community Unit School District No. 300, IL, 5.00%, 1/1/28	2,370	2,925,528

La Joya Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/26	485	533,476

Lakeland, FL, 5.00%, 10/1/25	635	759,917

Lakeland, FL, 5.00%, 10/1/28	1,500	1,789,245

Lakeland, FL, 5.00%, 10/1/30	1,000	1,186,030

Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/31	600	411,354

Lewisville Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/27	1,600	1,855,232

Maine, 5.00%, 6/1/25	2,500	3,034,300

McLean County Public Building Commission, IL, 5.00%, 12/1/28	200	237,204

Miami-Dade County School District, FL, 5.00%, 3/15/28	300	357,873

Miami-Dade County, FL, 5.00%, 7/1/29	1,000	1,205,860

Milpitas Unified School District, CA, (Election of 2012), 4.00%, 8/1/32	560	626,226

Minneapolis, MN, Green Bonds, 3.00%, 12/1/31	2,180	2,362,575

Morris Township, NJ, 3.00%, 11/1/27	440	492,536

Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/27	175	158,431

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/28	195	231,407

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/29	340	403,012

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/30	725	857,936

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/31	885	1,046,433

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/32	720	850,363

New Hampshire, 4.00%, 12/1/33	2,285	2,714,854

New York, NY, 5.00%, 8/1/25	2,000	2,440,200

Oregon, 2.20%, 6/1/24	815	856,402

20	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Oregon, 2.25%, 12/1/24	$1,000	$1,056,930

Oregon, 2.35%, 6/1/25	165	176,147

Oregon, 2.40%, 12/1/25	1,050	1,129,873

Oregon, 2.50%, 6/1/26	1,070	1,152,326

Oregon, 2.55%, 12/1/26	430	465,737

Oregon, (SPA: U.S. Bank, N.A.), 0.88%, 12/1/36(3)	5,000	5,000,000

Pasadena, TX, 4.00%, 2/15/28	500	566,110

Pasadena, TX, 4.00%, 2/15/29	150	169,322

Pasadena, TX, 4.00%, 2/15/30	500	561,645

Pasadena, TX, 4.00%, 2/15/31	650	727,525

Pendleton School District No. 16R, Umatilla County, OR, 0.00%, 6/15/27	1,060	952,230

Pennsylvania, 4.00%, 6/1/30	5,000	5,328,350

Pennsylvania, 4.00%, 6/15/31	235	258,166

Pennsylvania, 5.00%, 7/1/24	490	576,941

Philadelphia, PA, 5.00%, 2/1/24	1,050	1,212,750

Philadelphia, PA, 5.00%, 2/1/26	1,150	1,408,405

Philadelphia, PA, 5.00%, 2/1/31	2,250	2,908,305

Pittsburg Unified School District, CA, 5.00%, 8/1/28	920	1,182,485

Plano Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/30	2,500	2,720,000

Port of Seattle, WA, Limited Tax General Obligation Bonds, 5.00%, 6/1/28	2,000	2,343,000

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/24	465	549,258

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/25	485	590,880

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/26	505	632,886

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/27	530	666,258

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/28	555	696,081

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/29	575	720,107

Romeo Community Schools, MI, 5.00%, 5/1/30	700	847,574

Romulus, MI, 4.00%, 11/1/31	250	282,900

Romulus, MI, 4.00%, 11/1/32	200	225,494

Romulus, MI, 4.00%, 11/1/33	250	280,983

Round Rock Independent School District, TX, (PSF Guaranteed), 3.00%, 8/1/33	1,500	1,647,255

SCAGO Educational Facilities Corp. for Pickens School District, SC, 5.00%, 12/1/26	1,650	1,974,868

School District 27J, Adams and Weld Counties and City and County of Broomfield, CO, 4.00%, 12/1/30	450	516,182

Seguin Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/29	300	342,894

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Seward County Unified School District No. 480, KS, 5.00%, 9/1/29	$2,000	$2,405,680

South Texas College District, 5.00%, 8/15/30	1,295	1,469,644

Southfield Public Schools, MI, 5.00%, 5/1/25	1,100	1,316,601

Southfield Public Schools, MI, 5.00%, 5/1/27	1,000	1,255,650

St. Vrain Valley School District RE-1J, CO, 5.00%, 12/15/28	1,700	2,138,056

St. Vrain Valley School District RE-1J, CO, 5.00%, 12/15/29	1,000	1,252,860

Stamford, CT, 4.00%, 8/1/27	650	755,378

Sun Valley, ID, 5.00%, 9/15/25	755	925,615

Sun Valley, ID, 5.00%, 9/15/26	695	875,693

Texas, (SPA: State Street Bank and Trust Co.), 1.01%, 12/1/42(3)	7,040	7,040,000

Torrance Unified School District, CA, (Election of 2014), 5.00%, 8/1/30	515	640,820

Torrance Unified School District, CA, (Election of 2014), 5.00%, 8/1/31	450	555,741

Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/27	510	587,500

Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/28	530	607,809

Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/29	545	622,924

Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/30	570	649,441

Virginia Resources Authority, (Pooled Financing Program), 5.00%, 11/1/25	600	737,766

Washington, 5.00%, 8/1/28	1,485	1,851,899

Washington, 5.00%, 8/1/29	1,400	1,739,374

Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/25	265	250,049

West Virginia, 5.00%, 12/1/30	10,000	13,121,700

Will and Kendall Counties Community Consolidated School District No. 202, IL, 4.00%, 1/1/27	2,825	3,282,424

Will County Community Unit School District No. 365-U, IL, 4.00%, 1/1/30	750	838,050

Williamson County, TX, 5.00%, 2/15/28	300	348,222

York County, PA, 5.00%, 6/1/27	1,225	1,461,155

		$214,085,148

Hospital — 11.2%

Berks County Industrial Development Authority, PA, (Tower Health), 4.00%, 11/1/33	$200	$220,792

Buffalo and Erie County Industrial Land Development Corp., NY, (Catholic Health System, Inc.), 5.00%, 7/1/25	250	300,128

California Health Facilities Financing Authority, (Adventist Health System/West), 4.00%, 3/1/27	100	108,345

21	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

California Health Facilities Financing Authority, (El Camino Hospital), 5.00%, 2/1/29	$750	$953,273

Charlotte-Mecklenburg Hospital Authority, NC, 5.125%, 1/15/37	40	41,466

Clarke County Hospital Authority, GA, (Piedmont Healthcare, Inc.), 5.00%, 7/1/30	335	411,303

Colorado Health Facilities Authority, (CommonSpirit Health), 5.00%, 8/1/34	2,000	2,507,280

Colorado Health Facilities Authority, (CommonSpirit Health), 5.00%, 8/1/35	3,000	3,750,570

Colorado Health Facilities Authority, (CommonSpirit Health), 5.00% to 8/1/26 (Put Date), 8/1/49	5,000	5,987,900

Colorado Health Facilities Authority, (NCMC, Inc.), Escrowed to Maturity, 5.00%, 5/15/25	150	181,041

Colorado Health Facilities Authority, (Sanford Health), 5.00%, 11/1/32	3,000	3,844,140

Duluth Economic Development Authority, MN, (Essentia Health Obligated Group), 5.00%, 2/15/33	1,000	1,241,280

Glynn-Brunswick Memorial Hospital Authority, GA, (Southeast Georgia Health System), 4.00%, 8/1/35(1)	1,000	1,166,610

Greeneville Health and Educational Facilities Board, TN, (Ballad Health), 5.00%, 7/1/32	1,815	2,045,614

Greeneville Health and Educational Facilities Board, TN, (Ballad Health), 5.00%, 7/1/33	4,000	4,484,000

Illinois Finance Authority, (Riverside Health System), 5.00%, 11/15/27	500	612,145

Illinois Finance Authority, (Rush University Medical Center), 5.00%, 11/15/31	1,000	1,175,160

Illinois Finance Authority, (Rush University Medical Center), 5.00%, 11/15/32	1,000	1,171,240

Knox County Health, Educational and Housing Facility Board, TN, (University Health System, Inc.), 5.00%, 9/1/30	1,000	1,182,110

Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/25	250	298,580

Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/26	250	298,353

Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/27	250	297,700

Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/30	2,000	2,425,980

Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/31	1,500	1,811,460

Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/32	2,000	2,405,540

Maricopa County Industrial Development Authority, AZ, (Banner Health), 1.51%, (SIFMA + 0.57%), 10/18/24 (Put Date), 1/1/35(4)	4,865	4,876,481

Maryland Health and Higher Educational Facilities Authority, (MedStar Health, Inc.), 5.00%, 8/15/31	1,000	1,167,130

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/25	$595	$676,104

Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/24	550	636,988

Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/26	500	610,335

Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/28	245	295,406

Michigan Finance Authority, (Beaumont Health Credit Group), 5.00%, 8/1/28	1,315	1,531,462

Michigan Finance Authority, (Sparrow Obligated Group), 5.00%, 11/15/24	500	589,105

Missouri Health and Educational Facilities Authority, (CoxHealth), 5.00%, 11/15/31	490	579,136

Missouri Health and Educational Facilities Authority, (Saint Luke’s Health System), 5.00%, 11/15/31	1,000	1,213,440

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/23	500	552,920

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/24	500	565,990

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/28	1,340	1,518,743

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/29	775	877,378

New Hampshire Health and Education Facilities Authority, (Dartmouth-Hitchcock Obligated Group), 5.00%, 8/1/25	400	480,196

New Hampshire Health and Education Facilities Authority, (Dartmouth-Hitchcock Obligated Group), 5.00%, 8/1/28	500	630,795

New Hampshire Health and Education Facilities Authority, (Dartmouth-Hitchcock Obligated Group), 5.00%, 8/1/29	500	627,130

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/25	1,000	1,208,680

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/27	700	868,224

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/28	700	864,661

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/30	520	640,962

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/31	700	862,106

New Mexico Hospital Equipment Loan Council, (Presbyterian Healthcare Services), 5.00%, 8/1/24	100	117,205

Norman Regional Hospital Authority, OK, 5.00%, 9/1/25	1,000	1,196,190

Norman Regional Hospital Authority, OK, 5.00%, 9/1/29	1,000	1,205,510

North Carolina Medical Care Commission, (North Carolina Baptist Hospital), 5.00%, 6/1/34	1,140	1,154,250

North Carolina Medical Care Commission, (Wake Forest Baptist Obligated Group), 5.00%, 12/1/33	2,930	3,214,913

22	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania Health System), 5.00%, 8/15/33	$2,600	$3,368,482

Richmond County Hospital Authority, GA, (University Health Services, Inc.), 5.00%, 1/1/28	1,000	1,229,670

Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/29	250	286,653

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 4.00%, 12/1/30	150	166,026

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/24	300	355,029

St. Paul Housing and Redevelopment Authority, MN, (Fairview Health Services), 5.00%, 11/15/25	500	608,930

St. Paul Housing and Redevelopment Authority, MN, (HealthPartners Obligated Group), 5.00%, 7/1/30	625	733,050

University of Kansas Hospital Authority, (KU Health System), 5.00%, 9/1/27	1,655	1,989,244

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/24	350	413,658

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/25	335	407,879

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/26	300	368,523

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/27	205	250,338

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/28	500	608,560

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/30	400	482,972

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/31	300	361,416

Washington Health Care Facilities Authority, (Overlake Hospital Medical Center), 5.00%, 7/1/27	1,575	1,984,657

Wisconsin Health and Educational Facilities Authority, (Agnesian HealthCare, Inc.), 5.00%, 7/1/26	400	491,024

		$81,789,561

Housing — 3.1%

California Housing Finance Agency, 4.00%, 3/20/33	$4,744	$5,610,596

Connecticut Housing Finance Authority, 3.60%, 11/15/30	145	155,102

Georgia Housing & Finance Authority, 3.65%, 12/1/32	1,000	1,095,930

Minnesota Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.30%, 7/1/21	950	964,022

Minnesota Housing Finance Agency, 2019 Series A, 4.00%, 8/1/33	655	776,031

Minnesota Housing Finance Agency, 2019 Series A, 4.00%, 8/1/34	295	347,277

Security	Principal Amount (000’s omitted)	Value

Housing (continued)

Minnesota Housing Finance Agency, 2019 Series A, 4.00%, 8/1/35	$440	$515,671

Minnesota Housing Finance Agency, 2019 Series C, 4.00%, 8/1/33	525	622,010

Minnesota Housing Finance Agency, 2019 Series C, 4.00%, 8/1/34	240	282,530

Minnesota Housing Finance Agency, 2019 Series C, 4.00%, 8/1/35	285	334,014

New York City Housing Development Corp., NY, 2.65%, 11/1/27	870	929,595

New York City Housing Development Corp., NY, 2.80%, 5/1/29	795	849,426

New York City Housing Development Corp., NY, 2.85%, 11/1/29	300	320,703

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.20%, 5/1/25	190	198,723

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.25%, 11/1/25	225	236,801

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.40%, 11/1/26	225	241,414

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.50%, 11/1/27	140	150,210

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.60%, 5/1/28	110	118,103

New York Mortgage Agency, 2.30%, 10/1/30	1,000	1,031,540

New York Mortgage Agency, 3.65%, 4/1/32	1,000	1,103,810

Seattle Housing Authority, WA, 2.625%, 12/1/23	110	115,900

Seattle Housing Authority, WA, 2.75%, 12/1/24	480	513,907

Seattle Housing Authority, WA, 2.875%, 12/1/25	900	981,369

Seattle Housing Authority, WA, 3.00%, 12/1/26	920	1,018,992

Tennessee Housing Development Agency, 2.80%, 7/1/26	250	270,440

Vermont Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 3.85%, 11/1/33	1,758	1,953,683

Virginia Housing Development Authority, 2.55%, 5/1/27	630	664,505

Virginia Housing Development Authority, 3.80%, 12/1/35	785	873,964

Washington Housing Finance Commission, 2.25%, 6/1/25	105	111,103

Washington Housing Finance Commission, 2.30%, 12/1/25	130	138,171

Washington Housing Finance Commission, 2.40%, 6/1/26	105	111,692

		$22,637,234

Insured – Education — 0.6%

Northern Arizona University, (BAM), 5.00%, 6/1/31	$1,100	$1,464,771

Northern Arizona University, (BAM), 5.00%, 6/1/32	500	663,710

Patterson Joint Unified School District, CA, (Election 2018), (BAM), 5.00%, 8/1/28	1,065	1,318,332

Patterson Joint Unified School District, CA, (Election 2018), (BAM), 5.00%, 8/1/29	1,000	1,232,540

		$4,679,353

23	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Escrowed / Prerefunded — 0.0%(5)

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/25	$100	$120,294

		$120,294

Insured – General Obligations — 1.1%

Albertville, AL, (BAM), 4.00%, 6/1/28	$1,130	$1,206,535

Albertville, AL, (BAM), Series A, 4.00%, 6/1/30	1,505	1,601,681

Albertville, AL, (BAM), Series C, 4.00%, 6/1/30	610	649,186

New Britain, CT, (BAM), 5.00%, 3/1/25	135	160,048

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/25	5	6,001

Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 4.00%, 12/1/25	470	523,091

Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 5.00%, 12/1/24	325	377,962

Pocono Mountain School District, PA, (AGM), 4.00%, 9/1/27	690	808,963

Yonkers, NY, (BAM), Series 2019A, 5.00%, 5/1/31	1,000	1,312,410

Yonkers, NY, (BAM), Series 2019B, 5.00%, 5/1/31	1,200	1,573,620

		$8,219,497

Insured – Lease Revenue / Certificates of Participation — 0.9%

Biloxi Public School District, MS, (BAM), 5.00%, 4/1/25	$1,350	$1,598,427

Biloxi Public School District, MS, (BAM), 5.00%, 4/1/29	1,235	1,482,494

Clermont County Port Authority, OH, (West Clermont Local School District), (BAM), 5.00%, 12/1/26	250	301,187

Clermont County Port Authority, OH, (West Clermont Local School District), (BAM), 5.00%, 12/1/29	100	119,611

Highlands County School Board, FL, (BAM), 5.00%, 3/1/26	400	474,432

Highlands County School Board, FL, (BAM), 5.00%, 3/1/27	200	236,568

Pasco County School Board, FL, (BAM), 5.00%, 8/1/24	410	481,131

Pasco County School Board, FL, (BAM), 5.00%, 8/1/25	305	368,672

Pasco County School Board, FL, (BAM), 5.00%, 8/1/26	355	439,607

Pasco County School Board, FL, (BAM), 5.00%, 8/1/27	605	745,100

Pasco County School Board, FL, (BAM), 5.00%, 8/1/29	310	378,414

		$6,625,643

Insured – Special Tax Revenue — 0.1%

Successor Agency to Yuba City Redevelopment Agency, CA, (AGM), 5.00%, 9/1/24	$115	$136,330

Successor Agency to Yuba City Redevelopment Agency, CA, (AGM), 5.00%, 9/1/25	420	514,034

		$650,364

Insured – Transportation — 1.8%

New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/24	$350	$412,846

New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/25	500	608,600

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)

New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/26	$320	$389,114

New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/27	375	455,085

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/30	1,000	1,249,900

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/31	1,250	1,553,975

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/32	1,650	2,044,680

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/33	2,450	3,025,530

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/34	2,485	3,062,936

		$12,802,666

Insured – Water and Sewer — 0.1%

Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/24	$150	$175,472

Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/30	250	300,707

		$476,179

Lease Revenue / Certificates of Participation — 6.3%

Adams County, CO, Certificates of Participation, 4.00%, 12/1/28	$1,000	$1,146,710

Aspen Fire Protection District, CO, 4.00%, 12/1/29	150	182,093

Aspen Fire Protection District, CO, 4.00%, 12/1/30	235	281,723

Aspen Fire Protection District, CO, 4.00%, 12/1/31	250	297,212

Aspen Fire Protection District, CO, 4.00%, 12/1/32	205	242,283

Broward County School Board, FL, 5.00%, 7/1/25	500	605,220

Broward County School Board, FL, 5.00%, 7/1/27	500	617,720

Broward County School Board, FL, 5.00%, 7/1/29	500	612,985

Broward County School Board, FL, Series A, 5.00%, 7/1/24	1,250	1,467,637

California Public Works Board, 5.00%, 11/1/29	1,000	1,249,960

Canadian County Educational Facilities Authority, OK, (Mustang Public Schools), 5.00%, 9/1/26	500	618,240

Colorado Department of Transportation, 5.00%, 6/15/30	350	426,867

Colorado Department of Transportation, 5.00%, 6/15/31	310	376,892

Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, 5.00%, 6/1/25	500	596,225

Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, 5.00%, 6/1/29	3,000	3,793,230

Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, 5.00%, 6/1/30	3,000	3,768,090

Eagle County, CO, Certificates of Participation, 5.00%, 12/1/26	200	244,212

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/23	135	151,712

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/24	550	636,251

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/25	570	675,712

24	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/26	$595	$707,604

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/27	620	730,056

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/28	645	756,837

Georgia Municipal Association, Inc., Certificates of Participation, (Atlanta Public Safety), 5.00%, 12/1/28	410	522,488

Kentucky Property and Buildings Commission, 5.00%, 4/1/27	1,710	2,123,495

Kentucky Property and Buildings Commission, 5.00%, 11/1/27	2,350	2,895,153

Lee County School Board, FL, Certificates of Participation, 5.00%, 8/1/32	1,495	1,816,261

Medina City School District, OH, 5.00%, 12/1/24	300	353,328

Oklahoma County Finance Authority, OK, (Deer Creek Public Schools), 5.00%, 12/1/25	1,405	1,712,456

Oklahoma County Finance Authority, OK, (Deer Creek Public Schools), 5.00%, 12/1/26	2,000	2,421,940

Oklahoma County Finance Authority, OK, (Midwest City-Del City Public Schools), 5.00%, 10/1/24	850	1,001,937

Oklahoma County Finance Authority, OK, (Midwest City-Del City Public Schools), 5.00%, 10/1/25	1,000	1,213,510

Oklahoma County Finance Authority, OK, (Midwest City-Del City Public Schools), 5.00%, 10/1/26	1,000	1,241,720

Orange County School Board, FL, 5.00%, 8/1/32	1,935	2,309,655

Pennington County, SD, Certificates of Participation, 5.00%, 6/1/27	1,300	1,556,464

Plymouth Intermediate District No. 287, MN, Certificates of Participation, 5.00%, 2/1/30	385	475,656

Public Finance Authority, WI, (KU Campus Development Corp.), 5.00%, 3/1/29	500	615,070

Riverside County Public Financing Authority, CA, 5.00%, 11/1/27	850	1,037,178

Riverside County Public Financing Authority, CA, 5.00%, 11/1/28	950	1,155,656

South Dakota Building Authority, 5.00%, 6/1/26	500	620,835

South Dakota Building Authority, 5.00%, 6/1/27	635	743,191

South Dakota Building Authority, 5.00%, 6/1/28	210	251,719

South Dakota Building Authority, Series 2015B, 5.00%, 6/1/30	200	238,178

St. Charles County Public Water Supply District No. 2, MO, 3.00%, 12/1/24	360	379,001

Virginia Public Building Authority, 4.00%, 8/1/35	1,140	1,364,352

		$46,234,714

Other Revenue — 12.2%

Bexar County, TX, Combination Tax and Revenue Certificates of Obligation, 4.00%, 6/15/34	$905	$1,053,103

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Bexar County, TX, Motor Vehicle Rental Tax Revenue, 4.00%, 8/15/33	$690	$814,462

Bexar County, TX, Motor Vehicle Rental Tax Revenue, 4.00%, 8/15/34	810	954,010

Bexar County, TX, Motor Vehicle Rental Tax Revenue, 4.00%, 8/15/35	760	892,780

California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), 1.447%, (70% of 1 mo. USD LIBOR + 0.20%), 4/1/21 (Put Date), 10/1/47(4)	2,500	2,502,875

Central Plains Energy Project, NE, Gas Supply Revenue, 4.00% to 8/1/25 (Put Date), 12/1/49	5,000	5,677,350

District of Columbia, (National Public Radio, Inc.), 5.00%, 4/1/28	1,000	1,211,390

District of Columbia, (National Public Radio, Inc.), 5.00%, 4/1/29	1,000	1,208,230

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/32	825	992,813

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/33	640	767,821

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/34	510	610,552

Hyland Hills Park & Recreation District, CO, 5.00%, 12/15/26	150	186,797

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00%, 7/1/24	5,000	5,584,050

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00% to 6/1/25 (Put Date), 12/1/49	5,000	5,616,700

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00% to 2/1/28 (Put Date), 2/1/50	7,500	8,756,550

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/30	400	462,540

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/31	250	288,450

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/32	365	420,498

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/33	300	345,117

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/34	475	545,799

Louisiana Local Government Environmental Facilities and Community Development Authority, 5.00%, 12/1/32	2,355	3,014,588

Louisiana Local Government Environmental Facilities and Community Development Authority, 5.00%, 12/1/34	2,425	3,083,436

Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/27	500	619,380

Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/29	275	338,825

25	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Main Street Natural Gas, Inc., GA, Gas Supply Revenue, 4.00% to 12/2/24 (Put Date), 8/1/49	$2,500	$2,818,975

Main Street Natural Gas, Inc., GA, Gas Supply Revenue, 4.00% to 9/1/26 (Put Date), 3/1/50	5,000	5,775,250

Main Street Natural Gas, Inc., GA, Gas Supply Revenue, (Liq: Royal Bank of Canada), 4.00% to 9/1/23 (Put Date), 4/1/48	1,000	1,095,810

Mississippi Development Bank, Special Obligation Bond, (East Mississippi Correctional Facility), 5.00%, 8/1/25	1,000	1,195,790

Mississippi Development Bank, Special Obligation Bond, (Jackson Public School District), 5.00%, 4/1/25	1,270	1,512,087

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/27	200	260,048

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/28	250	332,755

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/29	325	441,506

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/31	250	337,653

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/32	550	739,755

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/33	300	402,207

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/34	300	400,860

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/35	700	931,735

Rhode Island Health and Educational Building Corp., (Barrington), 5.00%, 5/15/28	1,060	1,347,514

San Diego Association of Governments, CA, (Mid-Coast Corridor Transit), Green Bonds, 1.80%, 11/15/27	1,000	1,015,000

Spartanburg County School District No. 7, SC, Special Obligation Bonds, 5.00%, 12/1/24	350	416,017

Tennergy Corp., TN, Gas Supply Revenue, 5.00% to 10/1/24 (Put Date), 2/1/50	12,000	13,958,880

Tennessee Energy Acquisition Corp., Gas Project Revenue, 4.00% to 11/1/25 (Put Date), 11/1/49	5,000	5,666,800

Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/31	2,500	3,010,400

Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/32	1,000	1,201,440

		$88,808,598

Senior Living / Life Care — 2.9%

Atlantic Beach, FL, (Fleet Landing), 3.00%, 11/15/23	$2,500	$2,510,000

Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/24	160	184,722

Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/28	1,480	1,765,418

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/30	$1,655	$1,933,156

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/32	350	405,391

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/33	600	691,914

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/34	685	787,127

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/35	615	704,464

Bexar County Health Facilities Development Corp., TX, (Army Retirement Residence Foundation), 5.00%, 7/15/33	875	1,001,402

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/28	50	57,558

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/30	910	1,041,186

California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/25	100	119,893

Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 2.50%, 1/1/26	640	659,130

Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 5.00%, 1/1/27	1,035	1,204,585

East Hempfield Township Industrial Development Authority, PA, (Willow Valley Communities), 5.00%, 12/1/21	250	267,905

East Hempfield Township Industrial Development Authority, PA, (Willow Valley Communities), 5.00%, 12/1/31	250	295,485

Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 5/1/22	225	242,919

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 3.00%, 2/1/27	1,000	1,063,830

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/23	600	660,594

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/29	600	705,618

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/30	200	233,884

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/31	250	291,595

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/24	150	173,718

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/25	100	115,732

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/26	1,100	1,269,488

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/27	50	57,477

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/29	125	143,330

26	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/32	$225	$256,099

North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2016A, 5.00%, 10/1/30	200	238,696

North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2016A, 5.00%, 10/1/31	675	802,521

North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2017A, 5.00%, 10/1/30	250	285,770

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/32	400	465,792

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/33	500	580,875

		$21,217,274

Special Tax Revenue — 3.2%

Atlanta Development Authority, GA, (New Downtown Atlanta Stadium), 5.00%, 7/1/26	$100	$120,838

Irving, TX, Hotel Occupancy Tax Revenue, 5.00%, 8/15/25	130	154,856

Irving, TX, Hotel Occupancy Tax Revenue, 5.00%, 8/15/26	135	164,294

Irving, TX, Hotel Occupancy Tax Revenue, 5.00%, 8/15/27	100	123,745

Irving, TX, Hotel Occupancy Tax Revenue, 5.00%, 8/15/28	125	156,896

Irving, TX, Hotel Occupancy Tax Revenue, 5.00%, 8/15/30	150	188,660

Irving, TX, Hotel Occupancy Tax Revenue, 5.00%, 8/15/31	100	124,979

Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, 5.00%, 6/1/31	1,000	1,244,720

Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, 5.00%, 6/1/32	500	621,065

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/25	250	300,713

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/26	1,025	1,268,765

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/29	900	1,099,872

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/30	950	1,158,097

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/31	895	1,089,063

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/32	735	891,165

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 10/1/32	1,200	1,320,300

Mississippi Development Bank, Special Obligation Bonds, (Hinds County School District), 4.00%, 3/1/25	470	535,137

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/32	1,800	2,177,190

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/34	5,000	6,188,700

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.00%, 8/1/33	$1,190	$1,390,194

Oregon Department of Transportation, Highway User Tax Revenue, 5.00%, 11/15/31	1,300	1,538,550

Successor Agency to San Mateo Redevelopment Agency, CA, 5.00%, 8/1/26	100	120,279

Successor Agency to San Mateo Redevelopment Agency, CA, 5.00%, 8/1/29	140	167,220

Tri-County Metropolitan Transportation District, OR, Payroll Tax Revenue, 5.00%, 9/1/32	1,000	1,241,290

		$23,386,588

Transportation — 13.1%

Allegheny County Airport Authority, PA, (Pittsburgh International Airport), Prerefunded to 1/1/22, 4.00%, 1/1/31	$1,000	$1,057,930

Arizona Transportation Board, Highway Revenue, 5.00%, 7/1/27	2,755	3,432,537

Bay Area Toll Authority, CA, (San Francisco Bay Area), 2.95% to 4/1/26 (Put Date), 4/1/47	1,800	1,984,518

Central Florida Expressway Authority, 4.00%, 7/1/35	3,350	3,844,795

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/26	1,000	1,221,760

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/28	150	177,584

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/29	150	177,348

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/30	500	590,635

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/31	1,000	1,180,220

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/33	125	147,528

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/28	2,905	3,656,785

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/29	3,060	3,841,126

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/30	1,000	1,250,390

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/31	1,000	1,245,920

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/32	2,565	3,190,527

Clark County, NV, Highway Revenue, 5.00%, 7/1/33	3,000	3,465,060

Commonwealth Transportation Board, VA, 5.00%, 9/15/30	1,240	1,544,966

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/30	2,545	2,620,586

Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/24	650	773,844

Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/31	1,450	1,786,124

Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/32	2,100	2,580,585

Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/28	500	595,990

Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/29	1,000	1,190,550

Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/30	750	890,212

Hawaii, Highway Revenue, 5.00%, 1/1/31	805	1,053,157

27	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	$650	$783,887

Illinois Toll Highway Authority, 5.00%, 1/1/29	175	211,761

Illinois Toll Highway Authority, 5.00%, 12/1/32	350	419,314

Kentucky Asset/Liability Commission, 2015 Federal Highway Trust Fund, 5.00%, 9/1/24	250	293,787

Kentucky Turnpike Authority, 5.00%, 7/1/33	500	561,040

Massachusetts Department of Transportation, 5.00%, 1/1/30	4,860	6,344,001

Metropolitan Transportation Authority, NY, 5.00%, 11/15/27	1,500	1,863,750

Metropolitan Transportation Authority, NY, 5.00%, 11/15/41	415	457,571

Metropolitan Transportation Authority, NY, 2.013%, (67% of 1 mo. USD LIBOR + 0.82%), 2/1/22 (Put Date), 11/1/26(4)	6,625	6,653,289

Metropolitan Transportation Authority, NY, Green Bonds, 5.00%, 11/15/29	2,435	3,091,768

New Orleans Aviation Board, LA, 5.00%, 1/1/28	150	185,792

North Carolina, Grant Anticipation Revenue Vehicle Bonds, 5.00%, 3/1/26	3,000	3,713,520

North Carolina, Grant Anticipation Revenue Vehicle Bonds, 5.00%, 3/1/29	550	650,034

North Carolina, Grant Anticipation Revenue Vehicle Bonds, 5.00%, 3/1/30	400	471,108

Pennsylvania Turnpike Commission, 1.64%, (SIFMA + 0.70%), 12/1/23(4)	5,000	5,033,600

Port Authority of New York and New Jersey, 5.00%, 9/1/34	3,595	4,736,269

Port of Seattle, WA, 5.00%, 3/1/25	150	176,409

Port of Seattle, WA, 5.00%, 3/1/27	250	292,822

Port of Seattle, WA, 5.00%, 3/1/29	250	291,605

Portland, ME, Airport Revenue, Green Bonds, 5.00%, 1/1/29	225	289,458

Portland, ME, Airport Revenue, Green Bonds, 5.00%, 1/1/31	370	480,885

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/28	1,370	1,728,214

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/31	300	381,819

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/32	660	837,745

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/33	600	759,648

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/34	450	568,561

Texas Transportation Commission, 5.00%, 4/1/33	50	57,733

Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/1/34	1,000	630,760

Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/1/35	500	295,655

Wayne County Airport Authority, MI, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/31	2,920	3,754,770

Wayne County Airport Authority, MI, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/34	1,005	1,280,712

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Wisconsin, Transportation Revenue, 5.00%, 7/1/31	$3,450	$4,022,458

Wisconsin, Transportation Revenue, 5.00%, 7/1/32	700	815,234

		$95,635,656

Water and Sewer — 3.9%

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/25	$300	$365,784

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/29	115	137,805

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/30	100	119,518

Glendale, AZ, Water and Sewer Revenue, 5.00%, 7/1/28	1,500	1,806,495

King County, WA, Sewer Revenue, 4.00%, 7/1/33	4,880	5,395,328

Marin Public Financing Authority, CA, (Sausalito-Marin City Sanitary District), 4.00%, 4/1/32	575	677,856

McAllen, TX, Waterworks and Sewer System Revenue, 4.00%, 2/1/27	1,000	1,151,890

Memphis, TN, Sanitary Sewerage System Revenue, 4.00%, 10/1/32	1,895	2,194,220

Mesa, AZ, Utility Systems Revenue, 5.00%, 7/1/27	600	746,292

Mesa, AZ, Utility Systems Revenue, 5.00%, 7/1/29	500	617,135

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), (SPA: Barclays Bank PLC), 1.18%, 6/15/50(2)	5,000	5,000,000

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), (SPA: JPMorgan Chase Bank, N.A.), 1.18%, 6/15/50(2)	5,000	5,000,000

Rapid City, SD, Water Revenue, 4.00%, 11/1/29	600	686,214

Rapid City, SD, Water Revenue, 4.00%, 11/1/30	670	763,438

Rapid City, SD, Water Revenue, 5.00%, 11/1/26	1,000	1,219,680

Rapid City, SD, Water Revenue, 5.00%, 11/1/27	515	623,773

St. Joseph Industrial Development Authority, MO, (Sewerage System Improvements), 5.00%, 4/1/26	500	598,150

Wyoming, MI, Water Supply System Revenue, 5.00%, 6/1/27	505	614,747

Wyoming, MI, Water Supply System Revenue, 5.00%, 6/1/28	550	664,867

		$28,383,192

Total Tax-Exempt Investments — 97.2% (identified cost $665,473,178)		$708,711,221

Other Assets, Less Liabilities — 2.8%		$20,661,318

Net Assets — 100.0%		$729,372,539

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2020, the concentration of the Portfolio’s investments in the various states, determined as a percentage of net assets, is less than 10% individually.

28	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2020, 4.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.8% to 2.9% of total investments.

(1)	When-issued security.

(2)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at January 31, 2020.

(3)

Variable rate demand obligation that may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, is determined by the remarketing agent and represents the rate in effect at January 31, 2020.

(4)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2020.

(5)	Amount is less than 0.05%.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

LIBOR	–	London Interbank Offered Rate

Liq	–	Liquidity Provider

LOC	–	Letter of Credit

PSF	–	Permanent School Fund

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SPA	–	Standby Bond Purchase Agreement

Currency Abbreviations:

USD	–	United States Dollar

29	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Statement of Assets and Liabilities

Assets	January 31, 2020

Unaffiliated investments, at value (identified cost, $665,473,178)	$708,711,221

Cash	16,764,506

Interest receivable	6,445,606

Receivable from affiliates	5,379

Total assets	$731,926,712

Liabilities

Payable for when-issued securities	$2,185,788

Payable to affiliate:

Investment adviser fee	195,725

Accrued expenses	172,660

Total liabilities	$2,554,173

Net Assets applicable to investors’ interest in Portfolio	$729,372,539

30	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Statement of Operations

Investment Income	Year Ended January 31, 2020

Interest	$16,816,363

Total investment income	$16,816,363

Expenses

Investment adviser fee	$2,132,713

Trustees’ fees and expenses	33,904

Custodian fee	147,812

Legal and accounting services	54,034

Miscellaneous	18,126

Total expenses	$2,386,589

Deduct —

Allocation of expenses to affiliates	$54,130

Total expense reductions	$54,130

Net expenses	$2,332,459

Net investment income	$14,483,904

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$3,670,755

Net realized gain	$3,670,755

Change in unrealized appreciation (depreciation) —

Investments	$31,795,434

Net change in unrealized appreciation (depreciation)	$31,795,434

Net realized and unrealized gain	$35,466,189

Net increase in net assets from operations	$49,950,093

31	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$14,483,904	$13,949,745

Net realized gain (loss)	3,670,755	(8,296,867)

Net change in unrealized appreciation (depreciation)	31,795,434	13,159,193

Net increase in net assets from operations	$49,950,093	$18,812,071

Capital transactions —

Contributions	$100,910,579	$60,489,911

Withdrawals	(34,118,862)	(143,479,290)

Portfolio transaction fee	202,332	305,881

Net increase (decrease) in net assets from capital transactions	$66,994,049	$(82,683,498)

Net increase (decrease) in net assets	$116,944,142	$(63,871,427)

Net Assets

At beginning of year	$612,428,397	$676,299,824

At end of year	$729,372,539	$612,428,397

32	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Financial Highlights

	Year Ended January 31,			Period Ended January 31, 2017(1)
Ratios/Supplemental Data	2020	2019	2018

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.35%	0.35%	0.35%	0.35	%(3)

Net investment income	2.17%	2.16%	2.01%	1.71	%(3)

Portfolio Turnover	28%	78%	35%	30	%(4)

Total Return(2)	7.88%	3.11%	3.83%	(0.80	)%(4)

Net assets, end of period (000’s omitted)	$729,373	$612,428	$676,300	$502,104

(1)	For the period from the start of business, March 28, 2016, to January 31, 2017.

(2)

The investment adviser and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.01%, 0.01% and 0.02% of average daily net assets for the years ended January 31, 2020, 2019 and 2018 and the period ended January 31, 2017, respectively). Absent this reimbursement, total return would be lower.

(3)	Annualized.

(4)	Not annualized.

33	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek current income exempt from regular federal income tax. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At January 31, 2020, Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund (formerly, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund) and Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares held an interest of 99.0% and 1.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of January 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will

34

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Notes to Financial Statements — continued

be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

H  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by Eaton Vance Management (EVM) to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.32% of the Portfolio’s average daily net assets up to $1 billion and at reduced rates on average daily net assets of $1 billion or more, and is payable monthly. For the year ended January 31, 2020, the Portfolio’s investment adviser fee amounted to $2,132,713 or 0.32% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. Pursuant to a voluntary expense reimbursement, BMR and Parametric were allocated $54,130 in total of the Portfolio’s operating expenses for the year ended January 31, 2020.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $266,132,417 and $183,615,370, respectively, for the year ended January 31, 2020.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at January 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$665,472,000

Gross unrealized appreciation	$43,239,221

Gross unrealized depreciation	—

Net unrealized appreciation	$43,239,221

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended January 31, 2020.

35

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Notes to Financial Statements — continued

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$708,711,221	$—	$708,711,221

Total Investments	$—	$708,711,221	$—	$708,711,221

7  Subsequent Event

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and through March 20, 2020, the date these financial statements were issued, has resulted in substantial market volatility and may result in a significant economic downturn.

36

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of 5-to-15 Year Laddered Municipal Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of 5-to-15 Year Laddered Municipal Bond Portfolio (the “Portfolio”), including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from the start of business, March 28, 2016, to January 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, March 28, 2016, to January 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 20, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

37

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting held on December 10 and 11, 2019 (the “Meeting”), the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies (the “Eaton Vance Funds”) advised by Eaton Vance Management or its affiliate, Boston Management and Research (together, “Eaton Vance”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve new investment sub-advisory agreements between Eaton Vance Management (“EVM”) and Parametric Portfolio Associates, LLC (“PPA”), an affiliate of Eaton Vance, with respect to Eaton Vance 5-to-15 Year Laddered Municipal Bond Fund (the “Fund”), and between Boston Management and Research (“BMR”) and PPA with respect to 5-to-15 Year Laddered Municipal Bond Portfolio (the “Portfolio”), the portfolio in which the Fund invests, including their respective fee structures (together, the “New Sub-advisory Agreements”). EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser” as the context requires.

As of the date of the Meeting, the Board noted that EVM served as the investment adviser to the Fund pursuant to an investment advisory and administrative agreement, and that BMR served as the investment adviser to the Portfolio pursuant to an investment advisory agreement (each, an “Advisory Agreement”). The Board also noted that each Advisory Agreement provides that the Adviser may employ one or more investment sub-advisers to perform advisory services for the Fund and the Portfolio, as applicable, subject to required approvals, including by the Board. Based on information provided to the Board by Eaton Vance at the Meeting, the Board’s approval of the New Sub-advisory Agreements permits PPA to be appointed as a sub-adviser to both the Fund and the Portfolio, and enables the Fund and the Portfolio to continue their respective investment programs. The Board noted that EVM, BMR and PPA are each indirect wholly-owned subsidiaries of the same parent company, Eaton Vance Corp. (“EVC”).

At the Meeting, and prior to voting its approval of the New Sub-advisory Agreements, the Board received information from Eaton Vance regarding a strategic initiative previously announced by EVC whereby, among other initiates, members of Eaton Vance’s Tax-Advantaged Bond Strategies (“TABS”) division and Quantitative Strategies (“QS”) group would be joining PPA (the “Transition”). The Board considered information from Eaton Vance regarding the Transition, noting that the Transition was intended to strengthen EVC’s leadership positions in rules-based, systematic investment strategies. The Board received information that, in connection with the Transition, the Advisers would continue providing investment services to the Fund and the Portfolio, as applicable, pursuant to the Advisory Agreements, and PPA would provide portfolio management services to the Fund and the Portfolio pursuant to the New Sub-advisory Agreements.

In considering the proposal to approve the New Sub-advisory Agreements, the Board reviewed information furnished for the Meeting, as well as information previously furnished throughout the year at the meetings of the Board and its committees. In this connection, the Board also considered information evaluated by the Board and its Contract Review Committee in determining to approve investment advisory and sub-advisory agreements for the Eaton Vance Funds at the meeting of the Board held on April 24, 2019 (the “2019 Annual Contract Renewal”). As part of this review, the Board considered information provided by Eaton Vance and its affiliates during the 2019 Annual Contract Renewal relating to the Board’s approval of the Advisory Agreements.

The Board was assured that the Transition would not result in, among other things, any changes to the nature or level of services currently being provided by the Adviser under each Advisory Agreement, which, following the Transition, would be provided collectively by the Adviser and PPA under each Advisory Agreement and the New Sub-advisory Agreements, respectively. In this regard, the Board considered the investment management related services that PPA will provide, as well as the ongoing services to be provided by each Adviser, including the background and experience of the portfolio management personnel who would continue to manage both the Fund and the Portfolio following the Transition. The Board considered that the individuals primarily responsible for providing portfolio management services to the Fund and the Portfolio, as applicable, under the Advisory Agreements will continue to serve in substantially the same roles, respectively, under each New Sub-advisory Agreement. The Board specifically noted that the terms of each New Sub-advisory Agreement are substantially similar to the terms of the standard form used by Eaton Vance with affiliated sub-advisers for other Eaton Vance Funds in the Eaton Vance complex. Accordingly, in addition to the information considered at the Meeting and at prior meetings of the Board, including in connection with the 2019 Annual Contract Renewal, the Board considered relevant information provided by Eaton Vance in connection with the approval of the Advisory Agreements, as well as approvals of sub-advisory agreements between each Adviser and PPA with respect to other Eaton Vance Funds.

Information considered by the Board relating to the New Sub-advisory Agreements included, among other things, the following (certain information was considered by the Board in connection with the 2019 Annual Contract Renewal):

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund and the Portfolio and the sub-advisory fees to be paid by each Adviser to PPA;

•	Comparative information concerning fees charged by other advisers for managing funds similar to the Fund and the Portfolio;

Information about Portfolio Management and Trading

•	Descriptions of the portfolio management services to be provided by PPA under the New Sub-advisory Agreements, as well as the investment strategies and policies to be employed;

•	Information about PPA’s policies and practices with respect to trading, including their processes for seeking best execution of portfolio transactions;

38

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Board of Trustees’ Contract Approval — continued

Information about each Adviser and PPA

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund and the Portfolio, and information relating to their compensation and responsibilities with respect to managing, as applicable, other mutual funds and/or investment accounts;

•	The Code of Ethics of PPA, together with information relating to compliance with, and the administration of, such code;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance by PPA, including descriptions of its various compliance programs and its record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Adviser and its affiliates, including PPA;

•	A description of Eaton Vance’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters; and

Other Relevant Information

•	The terms of the New Sub-advisory Agreements.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the New Sub-advisory Agreements, including their respective fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-advisory Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Sub-advisory Agreements, the Board evaluated the nature, extent and quality of services to be provided by PPA under the New Sub-advisory Agreements.

The Board considered PPA’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who will provide portfolio management, investment research, and similar services under the New Sub-advisory Agreements. The Board considered the resources available to PPA in fulfilling its duties under the New Sub-advisory Agreements and the abilities and experience of PPA’s investment professionals in implementing the investment strategies of the Fund and the Porfolio. In this regard, the Board noted that the individuals primarily responsible for providing portfolio management services to the Fund and the Portfolio, as applicable, under the Advisory Agreements will continue to serve in substantially the same roles under each New Sub-advisory Agreement. In particular, the Board considered the abilities and experience of such investment professionals in the TABS and municipal research groups involved in managing the Fund and the Portfolio and other funds and accounts that invest primarily in municipal bonds and employ tax-advantaged bond and laddered strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of PPA as well as other factors, including the reputation and resources of PPA to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including PPA. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by PPA, taken as a whole, will be appropriate and consistent with the terms of the New Sub-advisory Agreements.

Performance, Management Fees, Profitability and Economies of Scale

The Board considered the fact that, as part of the 2019 Annual Contract Renewal with respect to the Fund and the Portfolio, the Board had concluded that (i) the performance of the Fund was satisfactory, (ii) the management fees payable to the Adviser were reasonable, (iii) the profits being realized by the Adviser and its affiliates were deemed not to be excessive, and (iv) the Fund and the Portfolio currently share in the benefits from economies of scale, if any, when they are realized by the Adviser, and that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future. In considering whether to approve the New Sub-advisory Agreements, the Board considered the fact that EVM, BMR and PPA are indirect wholly-owned subsidiaries of the same parent company, EVC. The Board also considered that the Transition is not expected to result in any change in the terms of the Advisory Agreements (including the fees payable thereunder), and that the Adviser will be responsible for the payment of all fees to PPA. Accordingly, the Board concluded that the appointment of PPA as a sub-adviser under each New Sub-advisory Agreement is not expected to adversely affect the performance of the Fund or the Portfolio, the reasonableness of the management fees payable by the Fund and the Portfolio, a portion of which will be paid by each Adviser to PPA, the profits to be realized by each Adviser and its affiliates, including PPA, in managing the Fund and the Portfolio, or the extent to which the Fund and the Portfolio can be expected to benefit from economies of scale in the future.

39

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) and 5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

40

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

41

Parametric

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

42

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

43

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Investment Adviser of 5-to-15 Year Laddered Municipal Bond Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

22626    1.31.20

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief

Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance High Yield Municipal Income Fund, Parametric TABS Intermediate-Term Municipal Bond Fund (formerly, Eaton Vance TABS Intermediate-Term Municipal Bond Fund), Parametric TABS Short-Term Municipal Bond Fund (formerly, Eaton Vance TABS Short-Term Municipal Bond Fund), Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund (formerly, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund), Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund (formerly, Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund) and Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund (formerly, Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund) (the “Fund(s)”) are series of Eaton Vance Municipals Trust II (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 6 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended January 31, 2019 and January 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance High Yield Municipal Income Fund

Fiscal Years Ended	1/31/19	1/31/20
Audit Fees	$80,570	$82,500
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,860	$15,498
All Other Fees(3)	$0	$0

Total	$96,430	$97,998

Parametric TABS Intermediate-Term Municipal Bond Fund (formerly, Eaton Vance TABS Intermediate-Term Municipal Bond Fund)

Fiscal Years Ended	1/31/19	1/31/20
Audit Fees	$40,370	$41,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,451	$8,993
All Other Fees(3)	$0	$0

Total	$49,821	$50,593

Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund (formerly, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund)

Fiscal Years Ended	1/31/19	1/31/20
Audit Fees	$15,000	$15,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,451	$8,993
All Other Fees(3)	$0	$0

Total	$24,451	$24,793

Parametric TABS Short-Term Municipal Bond Fund (formerly, Eaton Vance TABS Short-Term Municipal Bond Fund)

Fiscal Years Ended	1/31/19	1/31/20
Audit Fees	$40,040	$41,500
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,451	$8,993
All Other Fees(3)	$0	$0

Total	$49,491	$50,493

Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund (formerly, Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund)

Fiscal Years Ended	1/31/19	1/31/20
Audit Fees	$29,975	$29,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,636	$9,181
All Other Fees(3)	$0	$0

Total	$39,611	$38,831

Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund (formerly, Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund)

Fiscal Years Ended	1/31/19	1/31/20
Audit Fees	$24,250	$24,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,936	$9,181
All Other Fees(3)	$0	$0

Total	$35,186	$33,731

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Funds comprised all of the Series of the Trust at January 31, 2020, and have the same fiscal year end (January 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/19	1/31/20
Audit Fees	$230,205	$235,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$64,785	$60,839
All Other Fees(3)	$0	$0

Total	$294,990	$296,439

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/19	1/31/20
Registrant(1)	$64,785	$60,839
Eaton Vance(2)	$126,485	$59,903

(1)	Includes all of the Series of the Trust.
(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrant

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust II

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	March 24, 2020

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 24, 2020